[Pioneer logo]

Pioneer Vision(SM)
Pioneer Vision 2(SM)

Variable Annuity

Pioneer Variable Contracts Trust

International Growth Portfolio
Capital Growth Portfolio
Growth Shares Portfolio
Real Estate Growth Portfolio
Growth and Income Portfolio
Equity-Income Portfolio
Balanced Portfolio
Swiss Franc Bond Portfolio
America Income Portfolio
Money Market Portfolio

[Photo of Antique Binoculars, Compass, Old Key, Fountain Pen and Other Such Artifacts]

Semiannual Report
June 30, 1998

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents


Letter from the Chairman                               1

International Growth Portfolio
 Portfolio Management Discussion                       2
 Portfolio and Performance Update                      3

Capital Growth Portfolio
 Portfolio Management Discussion                       4
 Portfolio and Performance Update                      5

Growth Shares Portfolio
 Portfolio Management Discussion                       6
 Portfolio and Performance Update                      7

Real Estate Growth Portfolio
 Portfolio Management Discussion                       8
 Portfolio and Performance Update                      9

Growth and Income Portfolio
 Portfolio Management Discussion                      10
 Portfolio and Performance Update                     11

Equity-Income Portfolio
 Portfolio Management Discussion                      12
 Portfolio and Performance Update                     13

Balanced Portfolio
 Portfolio Management Discussion                      14
 Portfolio and Performance Update                     15

Swiss Franc Bond Portfolio
 Portfolio Management Discussion                      16
 Portfolio and Performance Update                     17

America Income Portfolio
 Portfolio Management Discussion                      18
 Portfolio and Performance Update                     19

Money Market Portfolio
 Portfolio Management Discussion                       1

Schedules of Investments and Financial Statements
 International Growth Portfolio                       20
 Capital Growth Portfolio                             31
 Growth Shares Portfolio                              39
 Real Estate Growth Portfolio                         45
 Growth and Income Portfolio                          50
 Equity-Income Portfolio                              58
 Balanced Portfolio                                   66
 Swiss Franc Bond Portfolio                           74
 America Income Portfolio                             80
 Money Market Portfolio                               86

Notes to Financial Statements                         91

                                                PIONEER VARIABLE CONTRACTS TRUST

LETTER FROM THE CHAIRMAN 6/30/98


Dear Contract Owner,

I am pleased to introduce the semiannual report for Pioneer Variable Contracts Trust, covering the six-month period ended June 30, 1998. On behalf of all of us at Pioneer, I thank you for your interest and this opportunity to comment briefly on today's investing environment.

The bull market in the United States rolled on through the first half of 1998. Although the effects of Asia's financial crisis showed more frequently in the earnings reports of many U.S. companies, strong employment and low inflation kept consumer confidence at record highs. The Dow Jones Industrial Average was up over 14% for the six months. The Standard & Poor's 500 Index rose nearly 18%. The Russell 2000 Index reflected investors' near abandonment of smaller capitalization stocks during the period, rising only 5%.

Overseas, Europe's own bull market continued its strong run, while emerging markets dropped considerably, especially in Asia. Investors showed concern over Asia's problems, and the steady reduction in the number of companies actually participating in the U.S. bull market by moving toward the relative safety of U.S. blue chip companies and high-quality bonds, particularly Treasurys.

Fixed-income markets as a whole produced strong results over the past six months as the powerful combination of low interest rates and low inflation pushed bond prices higher. Holders of a diverse combination of bonds - like those owned by some Pioneer Portfolios-- enjoyed the best of both worlds - high yields and stable prices.

In the end, this "flight to quality" reflects a general wariness over the historic U.S. bull market's continued viability. The decision for new investors among the growth potential of the U.S. stock market, international securities and the safety and income features of high-quality domestic bonds has become more difficult. Of course, predicting the short-term direction of financial markets is almost always a futile exercise, as the events of the last year reminded many investors.

We think it is critical to adhere to disciplined investment approaches with clear, long-term objectives. To that end, I encourage you to periodically review your financial goals and strategy with your investment professional. It's a simple step to make sure you will be better prepared to weather the inevitable swings in the market.

Pioneer Variable Contracts Trust, the underlying funds for Pioneer Vision and Pioneer Vision 2 variable annuities, gives you a diverse selection of Portfolios modeled after our Pioneer funds. The array of investment options and the added tax and insurance benefits offered by annuities continue to make these investment products an attractive option for your individual investment needs.

I encourage you to read on to learn more about Pioneer Variable Contracts Trust. If you have questions about your investment, please contact your financial professional.


Respectfully,

/s/ John F. Cogan, Jr.
----------------------

John F. Cogan, Jr.,
Chairman and President



[side bar]

Money Market
Portfolio

Money Market Portfolio continued to provide current income and a stable $1 share price for its shareowners. The Portfolio generated a total of $0.023 per share dividends over the past six months, and closed the period with a 7-day yield of 4.69%, 4.80% assuming the compounding of dividends. As a result, the Portfolio provided a 2.30% total return for the six months, reflecting its conservative nature.

Demand for High-Quality Securities

The Portfolio invests exclusively in high-quality money market instruments, specifically, holdings that are issued by the U.S. government, corporations and banks. All issues are given the highest rating by the two leading nationally recognized securities rating organizations, Standard & Poor's Investor Services
(A1) and Moody's Investor Services (P1).

At period end, the Portfolio's average maturity was 23 days. In comparison to an average money market fund's maturity, this is a relatively conservative strategy but it gives your Portfolio extra liquidity and mobility.

Heading Forward

Once again, our primary focus will be on only the highest-quality issues of the U.S. government and corporations. Because we understand that investors are looking for a "safe harbor" in fast-moving markets, our investment team will continue to seek the liquidity and safety that investors have come to expect.


Respectfully,

/s/ Sherman B. Russ
-------------------

Sherman B. Russ,
Portfolio Manager

Investments in Money Market Portfolio are not insured or guaranteed by the U.S. government. There can be no assurance the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

[end side bar]
                                                                               1

International Growth Portfolio                  PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 6/30/98

[side bar]

International investing may involve special risks, including differences in accounting and currency, as well as economic and political instability.


The Portfolio's investment adviser, Pioneering Management Corporation, reduced its management fee and certain other expenses; otherwise, returns would have been lower. Past performance does not guarantee future results. Return and principal fluctuate so that your investment, when redeemed, may be worth more or less than the original cost.

[end side bar]

Bear markets, bull markets, nuclear detonations and political unrest were just a few of the global events that affected International Growth Portfolio and illustrated some of the risks associated with international investing. In the end, the Portfolio returned 2.41% at net asset value for the six months through June 30, 1998. The unique combination of an extreme Asian bear market and one of Europe's greatest bull runs ever led our fundamental investment strategy to lag the 16.06% average return of the 448 portfolios in the Lipper Variable Annuity International Funds category. (Lipper Analytical Services, Inc. is an independent firm that reports mutual fund performance.)

Investing for the Long-Term

Our value-oriented investment strategy favors stocks that are inexpensive relative to the company's financial health and business prospects. This, and our belief in emerging markets, slowed the Portfolio's performance during the period. Instead of wholly migrating to the established markets of Europe - where stocks now have some of the highest valuations in 30 years - we followed our value investing discipline to Asia's emerging markets. This strategy worked early in the semiannual period but then proved costly in the last four months when Asian emerging markets deteriorated from political unrest throughout the region and the weak Japanese yen.

Japan's inability to effectively handle its banking crisis brought down the yen, putting pressure on other Asian nations to devalue their currencies and making it harder for companies in other countries to compete. Combined with the sluggish economy of China and political unrest throughout Asia, investors shied away from the region and the Portfolio's investments suffered. Malaysian Assurance Alliance, a provider of life and general insurance in Malaysia, was down more than 19% by period end.

The Portfolio's few Japanese investments actually posted gains during the period. Our focus in the beleaguered economy has been on exporters such as Sony and Canon as a hedge against the devaluing yen. Hedging against devaluing currencies with exporters worked as well in other countries such as Korea, especially Samsung Display Devices.

The European Bull

Over the course of the period we shifted about 5% of the Portfolio's assets from emerging markets into the more established markets of Europe to take advantage of the continuing bull market and reduce the volatility from the weighting in Asia's developing nations.

Finland outperformed all other markets by gaining over 65% in the last six months. Spain, Belgium and Greece followed with approximately 44% each. Holdings from these three countries comprised nearly 13% of your Portfolio's holdings at the end of the period. The telecommunications industry across the European region did well for the Portfolio. Spain's Telefonica and Telecom Italia were winners, as was Nokia of Finland.

Overall, though, the Portfolio's relatively large weighting in the United Kingdom (12%) versus the Continent (50%) restrained performance. The U.K. market, as a whole, performed less than one-half as well as its counterparts on the Continent.

Looking Forward

As we move into the second half of the Portfolio's fiscal year, we are prepared to continue shifting assets to the Continent when we can find compelling value. However, we remain committed to the world's emerging markets including those in Asia. We continue to have confidence in our fundamental investment philosophy and believe that for the long-term investor, International Growth Portfolio may hold tremendous value for the coming years.


Respectfully,

/s/ Norman Kurland
------------------

Norman Kurland,
Portfolio Manager

International Growth Portfolio                  PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO AND PERFORMANCE UPDATE 6/30/98

Portfolio Diversification
(As a percentage of total portfolio)

[Pie Chart]

International Common Stocks                      84%
Depositary Receipts for International Stocks      6%
Short-Term Cash Equivalents                       7%
International Preferred Stocks                    3%

[End of Pie Chart]


Geographical Distribution
(As a percentage of equity holdings)

[Pie Chart]

Europe             62%
Asia               17%
Japan               8%
Other               7%
Latin America       6%

[End of Pie Chart]
--------------------------------------------------------------------------------

Five Largest Holdings
(As a percentage of equity holdings)

Hunter Douglas NV         1.96%
Telecom Italia SpA        1.77
Astra AB                  1.65
Schibsted ASA             1.54
NV Koninklijke KNP BT     1.52

Holdings will vary for other periods.


--------------------------------------------------------------------------------
Prices and Distributions

                            6/30/98     12/31/97
Net Asset Value per Share   $11.43      $12.23
Accumulation Unit Value       1.2315      1.2108

Distributions per Share  Income      Short-Term      Long-Term
(12/31/97 - 6/30/98)     Dividends   Capital Gains   Capital Gains
                         $0.194      $ 0.744         $ 0.146

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the value of an investment made in International Growth Portfolio, compared to the growth of the MSCI EAFE Index.

[plot points for line chart]

                International        MSCI
                Growth               EAFE
                Portfolio*           Index

3/95            10000                10000
6/95            10360                10073
                11051                10493
                11053                10917
                11407                11233
 6/96           11845                11411
                11592                11396
                11998                11578
                12515                11396
 6/97           13888                12875
                14125                12785
                12581                11783
                14824                13517
 6/98           12885                13660


Index comparison begins 3/31/95. The Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index is an unmanaged, capitalization-weighted index of international stock markets. The Index includes Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Index.

[side bar]

Average Annual Total
Returns
(As of June 30, 1998)
--------------------------------------------------------------------------------
Net Asset Value*

Period
Life-of-Portfolio    7.88%
1 Year              -7.22

--------------------------------------------------------------------------------
Accumulation Unit Value
Pioneer Vision 2

               If          If
Period       Held**    Redeemed***
Life-of-    6.39%       5.33%
Portfolio
1 Year     -8.50      -13.95

--------------------------------------------------------------------------------
Accumulation Unit Value
Pioneer Vision


               If          If
Period       Held**    Redeemed***
Life-of-    6.39%       4.80%
Portfolio
1 Year     -8.50      -14.27


The Portfolio began operations on 3/1/95.

All total returns shown assume reinvestment of distributions at net asset value.


* Reflects Portfolio performance only. Does not reflect insurance fees or surrender charges.


** Reflects deduction of a 1.25% mortality and expense risk charge and a 0.15% administrative expense charge. Does not reflect surrender charges.


*** Reflects deduction of a 1.25% mortality and expense risk charge, a 0.15% administrative expense charge and the applicable contingent deferred sales charge (CDSC), as if the contract were surrendered at the end of each period. The maximum CDSC of 7% declines over seven years; it is deducted only while the contract is in the surrender charge period. Returns do not reflect a $30 annual contract fee; this fee is applied only until the contract value reaches $50,000.

[end side bar]

Past performance does not guarantee future results. Return and principal fluctuate so that your investment, when redeemed, may be worth more or less than
the original cost.                                                             3

Capital Growth Portfolio                        PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 6/30/98

[side bar]

Past performance does not guarantee future results. Return and principal fluctuate so that your investment, when redeemed, may be worth more or less than the original cost.

[end side bar]

The U.S. stock market produced solid returns in the first half of 1998, although the gains were focused on a relatively narrow group of large-capitalization stocks. Capital Growth Portfolio performed accordingly; its bias toward smaller and mid-sized companies meant it generated good performance, but not at the breathtaking pace of funds with a big company focus. The Portfolio generated a 8.50% total return at net asset value for the six-month period. By comparison, the Standard & Poor's 500 Index returned 17.67%.

Portfolio Emphasizes Value

The Portfolio is well diversified. We can and do invest in a variety of large, mid-sized and small companies. Currently, about 61% of the Portfolio's holdings are in small and medium-sized companies with market capitalizations of less than $5 billion.

The Portfolio has investments in many conservatively valued companies we think have the potential for significant capital appreciation over the course of the next few years. Our value investing style typically means choosing companies that have some type of undervalued or hidden assets we think can support the stock price in a difficult market. Often, although not always, we find opportunities in out-of-favor, misunderstood or turn-around companies with significant cash flow, asset value or earnings power potential. Frequently, a catalyst such as the sale of an asset or the arrival of new management is required in order to unlock the hidden value. Sometimes it can take years for a company's value to be realized.

Time Tells

A year or more has passed since we significantly expanded holdings to broaden the Portfolio. A number of these new investments have started to come to fruition. McDonald's has begun to show some promise after deciding to reallocate capital; its stock was up over 40% for the period. Both Broderbund Software and Green Tree Financial benefited from the consolidation trends taking place throughout the world, after it was announced that they would be acquired by The Learning Co. and Conseco, respectively. Strong moves in the Portfolio's large-cap holdings also added gains, with Hasbro and Viacom both rising over 25% in the past six months.

There also were some disappointments in the first half of the year. A change in management at John H. Harland triggered a sell-off in the stock. Because we like the improvement in its basic business and financial status, we used the price decline to increase holdings in what looked to us like a very undervalued company. Prices of technology stocks came down, too. Investors moved away from the group because of the perceived threat of a slow-down in Asian economies.

Looking Forward

As we move into the second half of the fiscal year, the Portfolio remains well diversified, both in terms of sectors and the size of companies. We are encouraged by recent performance and the way the Fund's investment discipline is beginning to be borne out. We believe that well-valued stocks offer some of the most attractive equity investments available today, and are optimistic about the Fund's prospects.


Respectfully,

/s/ John Rodman Wright
----------------------

J. Rodman Wright,
Portfolio Manager

Capital Growth Portfolio                        PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO AND PERFORMANCE UPDATE 6/30/98

Portfolio Diversification
(As a percentage of total portfolio)

[Pie Chart]

U.S. Common Stocks                               84%
Short-Term Cash Equivalents                      10%
International Common Stocks                       4%
Depositary Receipts for International Stocks      2%

[End Pie Chart]

Sector Distribution
(As a percentage of equity holdings)

[Pie Chart]

Technology               16%
Consumer Cyclicals       16%
Consumer Staples         14%
Capital Goods            11%
Communication Services   10%
Financial                10%
Basic Materials           9%
Healthcare                7%
Energy                    4%
Other                     3%

[End Pie Chart]

--------------------------------------------------------------------------------

Five Largest Holdings
(As a percentage of equity holdings)

McDonald's Corp                         2.68%
Viacom, Inc. (Class B) (Non-voting)     2.46
NCR Corp.                               2.31
20th Century Industries                 2.28
Hasbro, Inc.                            2.26

Holdings will vary for other periods.

--------------------------------------------------------------------------------
Prices and Distributions

                            6/30/98     12/31/97
Net Asset Value per Share   $16.38      $16.15
Accumulation Unit Value       1.7406      1.6153


Distributions per Share  Income      Short-Term      Long-Term
(12/31/97 - 6/30/98)     Dividends   Capital Gains   Capital Gains
                         $0.099      $0.659          $0.371


--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the value of an investment made in Capital Growth Portfolio, compared to the growth of the Standard & Poor's (S&P) 500 Index.

[plot points for line chart]

          Capital        S&P
          Growth         500
          Portfolio*     Index

3/95      10000          10000
           9910          10375
          10650          11362
6/95      11980          12262
          11713          12998
          12624          13695
6/96      13527          14308
          13141          14747
          13473          15974
          14268          16405
6/97      15541          19263
          17559          20704
          16800          21296
          18652          24261
6/98      18228          25059

The S&P 500 Index is a unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Index.

[side bar]

Average Annual Total
Returns
(As of June 30, 1998)
--------------------------------------------------------------------------------
 Net Asset Value*

Period
Life-of-Portfolio   19.76%
1 Year              17.29

--------------------------------------------------------------------------------
Accumulation Unit Value
Pioneer Vision 2


                If          If
Period        Held**    Redeemed***
Life-of-   18.11%      17.27%
Portfolio
1 Year     15.67        8.79


--------------------------------------------------------------------------------
Accumulation Unit Value
Pioneer Vision


                If          If
Period        Held**    Redeemed***
Life-of-   18.11%      16.86%
Portfolio
1 Year     15.67        8.67


The Portfolio began operations on 3/1/95.

All total returns shown assume reinvestment of distributions at net asset value.


* Reflects Portfolio performance only. Does not reflect insurance fees or surrender charges.


** Reflects deduction of a 1.25% mortality and expense risk charge and a 0.15% administrative expense charge. Does not reflect surrender charges.


*** Reflects deduction of a 1.25% mortality and expense risk charge, a 0.15% administrative expense charge and the applicable contingent deferred sales charge (CDSC), as if the contract were surrendered at the end of each period. The maximum CDSC of 7% declines over seven years; it is deducted only while the contract is in the surrender charge period. Returns do not reflect a $30 annual contract fee; this fee is applied only until the contract value reaches $50,000.


[end side bar]

Past performance does not guarantee future results. Return and principal fluctuate so that your investment, when redeemed, may be worth more or less than
the original cost.                                                             5

Growth Shares Portfolio                         PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 6/30/98

[side bar]

The Portfolio's investment adviser, Pioneering Management Corporation, reduced its management fee and certain other expenses; otherwise, returns would have been lower. Past performance does not guarantee future results. Return and principal fluctuate so that your investment, when redeemed, may be worth more or less than the original cost.

[end side bar]


The longest running bull market in U.S. history wrote another successful chapter over the six months ended June 30, 1998, with the broad-based Standard & Poor's (S&P) 500 Index rising 17.67%. The lowest unemployment rate in three decades helped fuel steady growth and sent consumer confidence soaring. Even the Asian crisis, which caused intermittent jitters about U.S. corporate earnings, failed to dampen investors' spirits.

Growth Shares Portfolio was well positioned to capture its share of rising stock prices. The Portfolio's 22.95% total return for the six month period at net asset value placed well ahead of the 16.38% average for the 734 portfolios tracked by the Lipper Variable Annuity Growth Funds category. While we're pleased with this performance, we encourage shareowners to temper their expectations in this prolonged rally. Market volatility is an inherent risk in equity investments. (Lipper Analytical Services, Inc. is an independent firm that reports mutual fund performance.)

Looking for the Very Best

We like to think Growth Shares Portfolio captures the very best in corporate America. We prefer large, well-established companies with dominant franchises. Management must be focused and forward thinking. Not only are we looking for companies capable of committing significant resources to build an edge in their respective industries, but also those who can withstand market downturns better than their smaller counterparts due to their lower relative costs. Just as important, we like businesses that are well positioned to supplement their domestic strategy with foreign operations.

We look for companies that can expand earnings at 15% or more a year over the next decade. To fuel future earnings, many companies are turning to overseas markets, where they can reinvest capital at a very profitable rate. Often, competition is less intense - paving the way for faster growth. Fast-food legend McDonald's is a good example of a company turning to international markets to boost earnings. Faced with slipping sales at home, McDonald's has successfully built a formidable international business on the strength of its brand name. Today, the company reaps 60% of its business from overseas.

Bigger Was Better

Generally speaking, the Portfolio's emphasis on large-company stocks explains its favorable performance. Even so, many companies stand out. Monsanto, the Portfolio's largest holding, announced it would merge with American Home Products, which distributes products such as Robitussin and Advil. The company is also benefiting from a new anti-inflammatory drug called Celebra, which doesn't have many of the gastrointestinal side effects associated with other products on the market. Monsanto's decision to consolidate its agricultural-biotech business has also been well-received by investors. Pfizer is another very successful pharmaceutical holding, riding the tide of its launch of Viagra. The drug, which treats impotence, is scheduled for introduction in Europe by the end of this year and in Japan during 1999.

Within the technology sector, Dell Computer - the Portfolio's third largest holding - had a strong influence, delivering more than 100% for the six months. This personal computer-maker is keeping costs low through its build-to-order, direct sales approach and continues to dramatically increase its market share. A disappointment for the Portfolio this period was the packaging company Sealed Air. Down 40%, Sealed Air had difficulties integrating the recently acquired Cryovac, the former packaging unit of W.R. Grace.

Looking Forward

Several factors bode well for the holdings in the Portfolio - particularly the strength of the U.S. economy and low inflation. For the multinationals in the portfolio, increasing foreign acceptance of American goods - from soft drinks to entertainment to razors - should provide plenty of demand for U.S. goods in the long term.


Respectfully,

/s/ Jeff Poppenhagen
--------------------

Jeffrey Poppenhagen,
Portfolio Manager

Growth Shares Portfolio                         PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO AND PERFORMANCE UPDATE 6/30/98

Portfolio Diversification
(As a percentage of total portfolio)

[Pie Chart]

U.S. Common Stocks                91%
Short-Term Cash Equivalents        6%
International Preferred Stocks     3%

[End Pie Chart]

Sector Distribution
(As a percentage of equity holdings)

[Pie Chart]

Consumer Staples         26%
Technology               21%
Financial                13%
Consumer Cyclicals       12%
Healthcare               12%
Basic Materials          11%
Capital Goods             5%

[End Pie Chart]

--------------------------------------------------------------------------------

Five Largest Holdings
(As a percentage of equity holdings)

Monsanto Co.                           6.48%
Pioneer Hi-Bred International, Inc.    5.86
Dell Computer Corp.                    5.76
Minerals Technologies Inc.             4.82
Progressive Corp.                      4.74

Holdings will vary for other periods.


--------------------------------------------------------------------------------
Prices and Distributions

                            6/30/98     12/31/97
Net Asset Value per Share   $18.86      $15.34
Accumulation Unit Value       1.2459      1.0203


Distributions per Share  Income      Short-Term      Long-Term
(12/31/97 - 6/30/98)     Dividends   Capital Gains   Capital Gains
                         $0.001        -               -


--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the value of an investment made in Growth Shares Portfolio, compared to the growth of the Standard & Poor's (S&P) 500 Index.

[plot points for line chart]

          Growth         S&P
          Shares         500
          Portfolio*     Index

10/97     10000          10000
          10160          10446
12/97     10227          10653
          10460          10762
          11527          11520
 3/98     11773          12136
          12273          12246
          12080          12016
 6/98     12574          12536

The S&P 500 Index is a unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Index.

[side bar]

Cumulative Total Returns
(As of June 30, 1998)
--------------------------------------------------------------------------------
Net Asset Value*

Period
Life-of-Portfolio   40.76%

--------------------------------------------------------------------------------
Accumulation Unit Value
Pioneer Vision 2

                 If          If
Period         Held**    Redeemed***
Life-of-    24.59%      17.59%
Portfolio

--------------------------------------------------------------------------------
Accumulation Unit Value
Pioneer Vision

                 If          If
Period         Held**    Redeemed***
Life-of-    24.59%      17.59%
Portfolio

The Portfolio began operations on 10/31/97.

All total returns shown assume reinvestment of distributions at net asset value.


* Reflects Portfolio performance only. Does not reflect insurance fees or surrender charges.


** Reflects deduction of a 1.25% mortality and expense risk charge and a 0.15% administrative expense charge. Does not reflect surrender charges.


*** Reflects deduction of a 1.25% mortality and expense risk charge, a 0.15% administrative expense charge and the applicable contingent deferred sales charge (CDSC), as if the contract were surrendered at the end of each period. The maximum CDSC of 7% declines over seven years; it is deducted only while the contract is in the surrender charge period. Returns do not reflect a $30 annual contract fee; this fee is applied only until the contract value reaches $50,000.


[end side bar]

Past performance does not guarantee future results. Return and principal fluctuate so that your investment, when redeemed, may be worth more or less than
the original cost.                                                             7

Real Estate Growth Portfolio                    PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 6/30/98

[side bar]

Real-estate related investments involve specific risks, including those related to general and local economic conditions and individual properties.

The Portfolio's investment adviser, Pioneering Management Corporation, reduced its management fee and certain other expenses; otherwise, returns would have been lower. Past performance does not guarantee future results. Return and principal fluctuate so that your investment, when redeemed, may be worth more or less than the original cost.

[end side bar]


For the first half of fiscal 1998, Real Estate Growth Portfolio produced a total return of -5.95% at net asset value. This compares with the -5.24% average return posted by the 52 portfolios in the Lipper Variable Annuity Real Estate Funds category. (Lipper Analytical Services, Inc. is an independent firm that reports mutual fund performance.)

During the six months ended June 30, 1998, real estate investment trusts (REITs) proved once again that they march to the beat of a different drummer. While the Dow Jones Industrial Average and Standard & Poor's 500 Index - commonly used measures of general stock market performance - posted handsome gains despite brief spells of weakness, REITs continued to lose their footing after a slow start at the beginning of the year. In large part, we believe the reasons behind the disappointing performance have more to do with perception than reality.

Too Much of a Good Thing?

Generally, special risks associated with real estate investments include national and local economic conditions and risks related to individual property. Ironically, in the past six months, the very same forces that pushed the REIT market forward over the past several years helped to halt the securities thus far in 1998. Low vacancy rates, rising lease rates, strong company cash flows, widespread consolidation, and heightened demand for properties have created an almost ideal environment for REITs and real estate-related stocks.

The boom in real estate has given rise to some nagging concerns that hurt stocks: Are regional markets becoming overbuilt? Will there be a glut of properties, as in the late 1980s? Are companies now paying too much to acquire additional holdings? Can growth rates be sustained? As a result, many investors
- individual and institutional alike - began looking for the next fast-growing sector and increasingly took their assets elsewhere as the period progressed. Recent government opposition to the tax-favored status of a select group of REITs, known as "paired-share" REITs, along with ill-timed news articles about bank lending strategies to REITs, further diminished the sector's appeal. In the face of weak demand, share prices fell considerably.

Holding a Steady Course

Against this backdrop, the Portfolio underperformed its peers primarily because of its heavy exposure to the hotels and office sectors - the two areas from which most investors fled. We, however, are choosing to stay the course and maintain the Portfolio's positions in these arenas believing that hotel and office REITs present the Portfolio with the most opportunity. Starwood Hotels and Resorts, Patriot American Hospitality, and Equity Office Properties continue to be favored holdings.

The Glass Is Half Full

As we enter the second half of fiscal 1998, we remain optimistic about the income-producing potential and growth prospects of REITs, despite the recent setback. While there are pockets of overbuilding around the country, the construction activity is, in our opinion, moderate and justifiable. We also believe the fundamentals for the real estate market remain strong. Once investors recognize this, we believe demand for the securities should pick up and share prices should rebound.

Respectfully,


/s/ Robert Benson
-----------------

Robert W. Benson,
Portfolio Manager

Real Estate Growth Portfolio                    PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO AND PERFORMANCE UPDATE 6/30/98

Portfolio Diversification
(As a percentage of total portfolio)

[Pie Chart]

U.S. Common Stocks                96%
Short-Term Cash Equivalents        4%

[End Pie Chart]

Sector Distribution
(As a percentage of equity holdings)

[Pie Chart]

Real Estate Investment Trusts      87%
Real Estate Services               10%
Services                            3%
[End Pie Chart]

--------------------------------------------------------------------------------

Five Largest Holdings
(As a percentage of equity holdings)

Prentiss Properties Trust                 4.13%
Starwood Hotels and Resorts Trust         4.10
Catellus Development Corp.                3.86
Apartment Investment & Management Co.     3.83
Patriot American Hospitality, Inc.        3.78

Holdings will vary for other periods.


--------------------------------------------------------------------------------
Prices and Distributions


                            6/30/98     12/31/97
Net Asset Value per Share   $15.50      $16.90
Accumulation Unit Value       1.7285      1.8494


Distributions per Share  Income      Short-Term      Long-Term
(12/31/97 - 6/30/98)     Dividends   Capital Gains   Capital Gains
                         $0.310      $ 0.081           -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the value of an investment made in Real Estate Growth Portfolio, compared to the growth of the Standard & Poor's (S&P) 500 Index and the Wilshire Real Estate Securities Index.

[plot points for line chart]

                                   Wilshire
          Real                     Real
          Estate         S&P       Estate
          Growth         500       Securities
          Portfolio*     Index     Index+

3/95      10000          10000     10000
6/95      10721          10951     10435
          11482          11819     10930
          11696          12528     11322
          12020          13200     11800
6/96      12316          13791     12360
          13548          14214     13090
          15875          15397     15497
          16178          15813     15781
6/97      16875          18568     16507
          19340          19956     18592
          19235          20527     18565
          19105          23384     18425
6/98      18090          24154     17579


+Index comparisons begin 3/31/95. The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Wilshire Real Estate Securities Index is a market-capitalization weighted measure of the performance of real estate securities. The Index is 92% REITs (real estate investment trusts) (equity and hybrid) and 8% real estate operating companies. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indexes.


[side bar]

Average Annual Total
Returns
(As of June 30, 1998)
--------------------------------------------------------------------------------
Net Asset Value*


Period
Life-of-Portfolio   19.48%
1 Year               7.20


--------------------------------------------------------------------------------
Accumulation Unit Value
Pioneer Vision 2

                If          If
Period        Held**    Redeemed***
Life-of-   17.85%      17.02%
Portfolio
1 Year      5.79        -0.50

--------------------------------------------------------------------------------
Accumulation Unit Value
Pioneer Vision


                If          If
Period        Held**    Redeemed***
Life-of-   17.85%      16.60%
Portfolio
1 Year      5.79        -0.87


The Portfolio began operations on 3/1/95.

All total returns shown assume reinvestment of distributions at net asset value.


* Reflects Portfolio performance only. Does not reflect insurance fees or surrender charges.


** Reflects deduction of a 1.25% mortality and expense risk charge and a 0.15% administrative expense charge. Does not reflect surrender charges.


*** Reflects deduction of a 1.25% mortality and expense risk charge, a 0.15% administrative expense charge and the applicable contingent deferred sales charge (CDSC), as if the contract were surrendered at the end of each period. The maximum CDSC of 7% declines over seven years; it is deducted only while the contract is in the surrender charge period. Returns do not reflect a $30 annual contract fee; this fee is applied only until the contract value reaches $50,000.


[end side bar]

Past performance does not guarantee future results. Return and principal fluctuate so that your investment, when redeemed, may be worth more or less than
the original cost.                                                             9

Growth and Income Portfolio                     PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 6/30/98

[side bar]

The Portfolio's investment adviser, Pioneering Management Corporation, reduced its management fee and certain other expenses; otherwise, returns would have been lower. Past performance does not guarantee future results. Return and principal fluctuate so that your investment, when redeemed, may be worth more or less than the original cost.

[end side bar]

In the first six months of 1998, we largely completed the work of structuring Growth and Income Portfolio. The Portfolio's investment objective is growth and income, mostly from stocks of U.S. companies. Portfolio holdings tend to be high-quality, well-known enterprises. Most provide products or services familiar to investors of all walks of life.

The Portfolio has a sizable collection of large-company stocks, which performed very well as a group over the past six months. Accordingly, investment results through June 30, 1998 were encouraging. The Portfolio generated a 13.48% total return at net asset value (NAV). In comparison, the Standard & Poor's 500 Index, a broad measure of large U.S. stocks, returned 17.67%.

Diversified, High-Quality Holdings

The Portfolio is now invested across a broad range of 56 industries and a varied roster of 110 companies. The Portfolio is positioned for both growth and income. In general, our focus has been on "blue-chip" names such as IBM, E.I. duPont de Nemours, Ameritech, Ford Motor and May Department Stores. We believe that companies such as these will tend to provide the kind of consistent returns over time that investors in a portfolio like this expect. Why do we think so? Because they offer long operating records and, usually, long dividend-paying records - with skillful and dedicated managements, the most important requirement of all.

New additions over the period spanned a range of industries. For instance, Ameritech and SBC Communications represent telecommunications while Bristol-Byers Squibb and Johnson & Johnson are both high-quality pharmaceutical companies.

Looking Ahead

Much of the run in stock prices has been due to the high profits across corporate America. We see many economic studies, most of which counsel investors to expect lower profits over the next 12 months. If profits do come down among the narrow collection of companies currently in vogue with investors, it should create opportunities for a wide range of very fine but obscure companies that today investors are generally overlooking. While some Portfolio holdings are among the current market "darlings," there are many that fall into the second group, giving the Portfolio good potential going forward, even after its strong recent returns.

Of course, nothing in investing is guaranteed. That is why careful and ongoing research and analysis is so important. We follow all of the Portfolio's holdings actively and aim to make changes when circumstances warrant - either good or bad. Changes can be triggered by fast-paced appreciation, impaired earnings power or an adverse development in the industry, or simply our finding a more attractive investment. We are glad you have chosen this Portfolio and look forward to updating you regularly on our investment activities.


Respectfully,

/s/ John A. Carey
-----------------

John A. Carey,
Portfolio Manager

Growth and Income Portfolio                     PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO AND PERFORMANCE UPDATE 6/30/98

Portfolio Diversification
(As a percentage of total portfolio)

[Pie Chart]

U.S. Common Stocks                               93%
Depositary Receipts for International Stocks      5%
Short-Term Cash Equivalents                       2%

[End Pie Chart]

Sector Distribution
(As a percentage of long-term holdings)

[Pie Chart]

Financial                22%
Technology               13%
Healthcare               12%
Consumer Staples         11%
Consumer Cyclicals       11%
Communication Services   11%
Basic Materials           6%
Capital Goods             6%
Energy                    4%
Other                     4%

[End Pie Chart]

--------------------------------------------------------------------------------

Five Largest Holdings
(As a percentage of equity holdings)

Schering-Plough Corp.              2.51%
The Bank of New York Co., Inc.     2.20
Ameritech Corp.                    2.06
ReliaStar Financial Corp.          1.93
IBM Corp.                          1.90

Holdings will vary for other periods.

--------------------------------------------------------------------------------
Prices and Distributions


                            6/30/98     12/31/97
Net Asset Value per Share   $17.84      $15.80
Accumulation Unit Value       1.1855      1.0525


Distributions per Share  Income      Short-Term      Long-Term
12/31/97 - 6/30/98       Dividends   Capital Gains   Capital Gains
                         $0.090        -               -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the value of an investment made in Growth and Income Portfolio, compared to the growth of the Standard & Poor's (S&P) 500 Index.

[plot points for line chart]

Growth and     S&P
Income         500
Portfolio*     Index

10/97     10000          10000
          10473          10446
          10550          10653
12/97     10790          10762
          11490          11520
          11944          12136
 3/98     11944          12246
          11663          12016
6/98      11964          12536

The S&P 500 Index is a unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Index.

[side bar]

Cumulative Total Returns
(As of June 30, 1998)
--------------------------------------------------------------------------------
Net Asset Value*

Period
Life-of-Portfolio   19.65%

--------------------------------------------------------------------------------
Accumulation Unit Value
Pioneer Vision 2

                 If          If
Period         Held**    Redeemed***
Life-of-    18.55%      11.55%
Portfolio

--------------------------------------------------------------------------------
Accumulation Unit Value
Pioneer Vision

                 If          If
Period         Held**    Redeemed***
Life-of-    18.55%      11.55%
Portfolio

The Portfolio began operations on 10/31/97.

All total returns shown assume reinvestment of distributions at net asset value.


* Reflects Portfolio performance only. Does not reflect insurance fees or surrender charges.


** Reflects deduction of a 1.25% mortality and expense risk charge and a 0.15% administrative expense charge. Does not reflect surrender charges.


*** Reflects deduction of a 1.25% mortality and expense risk charge, a 0.15% administrative expense charge and the applicable contingent deferred sales charge (CDSC), as if the contract were surrendered at the end of each period. The maximum CDSC of 7% declines over seven years; it is deducted only while the contract is in the surrender charge period. Returns do not reflect a $30 annual contract fee; this fee is applied only until the contract value reaches $50,000.


[end side bar]

Past performance does not guarantee future results. Return and principal fluctuate so that your investment, when redeemed, may be worth more or less than
the original cost.                                                            11

Equity-Income Portfolio                         PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 6/30/98

[side bar]

Past performance does not guarantee future results. Return and principal fluctuate so that your investment, when redeemed, may be worth more or less than the original cost.

[end side bar]


While the stock market was generally strong during the first half of 1998, the focus of investors was somewhat narrow. Large, growth-oriented stocks in many cases did very well. Smaller-capitalization stocks, as well as more mature, income-oriented stocks, tended to lag. Equity-Income Portfolio generally kept pace with the market indices, generating a 12.35% total return based on net asset value (NAV) for the six months ended June 30, 1998. The total return reflects the increase in NAV from $18.14 per share on December 31, 1997 to $19.98 on June 30 and the reinvestment of $0.180 per share in income dividends and $0.219 in capital gains distributions.

High-Quality, Dividend Paying Stocks

The Portfolio, of course, places a great deal of emphasis on dividends. First, we think a company shows its commitment to stockholders and fiscal discipline by paying regular or growing dividends. Then, from the viewpoint of long-term investors, dividends are an excellent way to build total return since they purchase additional shares that can, in turn, earn dividends.

We made few adjustments over the period on a sector basis. The Portfolio remains invested in a diverse group of U.S.-based companies we believe have long-term income and growth potential. Some stocks performed particularly well because they combined growth and income characteristics. Bristol-Myers Squibb and Schering-Plough in the pharmaceutical industry and Ford Motor and Chrysler in the automotive arena, are examples.

We did add several new stocks to the Portfolio. Mellon Bank and U.S. Bancorp are both high-quality financial institutions. Norfolk Southern is one of the premier American transportation companies. Aspen Technology, whose convertible debentures we purchased in recent months, is a leader in process-control software for industrial clients.

In terms of sales, we took significant profits on Warner-Lambert, a company that had achieved tremendous success, but where we felt that the success was amply reflected in its increased share price. The Portfolio also had investments that did not keep pace with the market - for example, in the energy and utility industries. Both of these suffered from sinking oil prices. We also sold People's Energy, which had not been a fruitful holding. One stock that appears for the first time, MarketSpan, is actually the former Brooklyn Union Gas; it also had the name Keyspan at one point. The name changes are the result of the company's more meaningful involvement in the oil and gas industry, firstly, and secondly the combination of the company with portions of the old Long Island Lighting. Fortunately, its business hasn't changed as much as its name.

Going Forward

Although the stock markets were somewhat volatile over the first six months of the year, we were pleased by the results and look forward to the balance of the year. Even if volatility increases, we think investors can be well-served by a high-quality, income-oriented investment such as Equity-Income Portfolio.


Respectfully,

/s/ John A. Carey
-----------------

John A. Carey,
Portfolio Manager

Equity-Income Portfolio                         PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO AND PERFORMANCE UPDATE 6/30/98

Portfolio Diversification
(As a percentage of total portfolio)

[Pie Chart]

U.S. Common Stocks                96%
Short-Term Cash Equivalents        2%
U.S. Convertible Securities        2%

[End Pie Chart]

Sector Distribution
(As a percentage of equity holdings)

[Pie Chart]

Financial                     23%
Communications Services       18%
Healthcare                    11%
Utilities                      9%
Energy                         9%
Consumer Cyclicals             9%
Consumer Staples               8%
Technology                     6%
Basic Materials                5%
Other                          2%

[End Pie Chart]
--------------------------------------------------------------------------------

Five Largest Holdings
(As a percentage of equity holdings)

Schering-Plough Corp.     4.84%
Sprint Corp.              4.00
Ford Motor Co.            3.34
GTE Corp.                 2.94
Ameritech Corp.           2.71

Holdings will vary for other periods.


--------------------------------------------------------------------------------
Prices and Distributions

                            6/30/98     12/31/97
Net Asset Value per Share   $19.98      $18.14
Accumulation Unit Value       2.0657      1.8514

Distributions per Share  Income      Short-Term      Long-Term
12/31/97 - 6/30/98       Dividends   Capital Gains   Capital Gains
                         $0.180      $ 0.101         $ 0.118

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the value of an investment made in Equity-Income Portfolio, compared to the growth of the Standard & Poor's (S&P) 500 Index.

[plot points for line chart]

          Equity-        S&P
          Income         500
          Portfolio*     Index

3/95      10000          10000
          10280          10375
6/95      10990          11362
          11785          12262
          12362          12998
          12778          13695
6/96      12881          14308
          13189          14747
          14240          15974
          14745          16405
6/97      16866          19263
          18202          20704
          19257          21296
          21433          24261
6/98      21635          25059

The S&P 500 Index is a unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Index.

[side bar]

Average Annual Total
Returns
(As of June 30, 1998)
--------------------------------------------------------------------------------
Net Asset Value*

Period
Life-of-Portfolio   26.08%
1 Year              28.27

--------------------------------------------------------------------------------
Accumulation Unit Value
Pioneer Vision 2

                If          If
Period        Held**    Redeemed***
Life-of-   24.34%      23.60%
Portfolio
1 Year     26.50       19.51

--------------------------------------------------------------------------------
Accumulation Unit Value
Pioneer Vision

                If          If
Period        Held**    Redeemed***
Life-of-   24.34%      23.23%
Portfolio
1 Year     26.50       19.51

The Portfolio began operations on 3/1/95.

All total returns shown assume reinvestment of distributions at net asset value.


* Reflects Portfolio performance only. Does not reflect insurance fees or surrender charges.


** Reflects deduction of a 1.25% mortality and expense risk charge and a 0.15% administrative expense charge. Does not reflect surrender charges.


*** Reflects deduction of a 1.25% mortality and expense risk charge, a 0.15% administrative expense charge and the applicable contingent deferred sales charge (CDSC), as if the contract were surrendered at the end of each period. The maximum CDSC of 7% declines over seven years; it is deducted only while the contract is in the surrender charge period. Returns do not reflect a $30 annual contract fee; this fee is applied only until the contract value reaches $50,000.

[end side bar]

Past performance does not guarantee future results. Return and principal fluctuate so that your investment, when redeemed, may be worth more or less than
the original cost.                                                            13

Balanced Portfolio                              PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 6/30/98

[side bar]

Past performance does not guarantee future results. Return and principal fluctuate so that your investment, when redeemed, may be worth more or less than the original cost.

[end side bar]

Over the past six months, neither the aging bull market in the United States nor the bear market in Asia gave any real signs of going away. In the United States stocks surged ahead, despite a slower second quarter that included rumblings from Asia's troubled economy. As the period progressed, bonds, especially the U.S. Treasurys, benefited from nervous investors' "flight to quality."

On an absolute basis, Balanced Portfolio posted solid performance numbers. For the six months ended June 30, 1998, the Portfolio returned 6.28% at net asset value. Unfortunately, we underperformed the 9.59% average return for the 234 funds in the Lipper Variable Annuity Balanced Funds category. (Lipper Analytical Services, Inc. is an independent firm that reports mutual fund performance.)

Winners and Losers

The largest holdings in the Portfolio did well. Drug manufacturer Merck rose 27%. Green Tree Financial was up 83%, benefiting from its acquisition by another of our investments, Conseco. American Home Products returned 37%.

The Portfolio's gains from these stocks, however, were dampened by holdings in technology, specifically the semiconductor and semiconductor-related industries where lack of demand and too much inventory wreaked havoc on business. The Portfolio's holdings in Applied Materials, Teradyne, Helix Technology and Photronics hurt results. This normally cyclical business has been down for two years now. That's usually its inflection point - when business rebounds - but that hasn't happened this time around. The lack of Asian demand has put off any improvement, since companies in Asia can't raise capital to build new plants and order equipment.

REITs, which traditionally move independently of the general stock market, were another problem. With the current demand for these stocks so low, and our belief that this would not change any time soon, we decided to significantly bring down the weighing in REITs. As a matter of fact, the only REIT still in the portfolio is Mack-Cali Realty.

Fund Strategy

In seeking better performance, we sold small-cap technology stocks and reallocated some of that money to large healthcare enterprises, specifically pharmaceutical companies. We completely sold positions in Adaptec, Avnet and Lam Research while CVS was a new buy for the portfolio this period. We believe pharmaceuticals will have more consistent growth going forward, even though they look a little expensive right now. In terms of demographics, they have the wind at their backs.

On the bond side, we also used money from equity sales to bolster exposure to Treasurys. The Portfolio nearly doubled its holdings in Treasurys to $6 million by period end. Considering the global economic environment and the changing conditions of bond markets, we felt Treasurys were a prudent move. New buys IBM, Sony and AT&T are examples of the high-quality, value-oriented corporate bonds we will continue to seek and buy when available.

Looking Forward

We hope to see more consistent performance from the Portfolio. Selling small-cap technology stocks should take out a lot of potential volatility. We've increased the Portfolio's average market capitalization - now at $35 billion - by using the money from small-caps to invest in large healthcare and pharmaceutical firms. With this shift in strategy, we hope to see the Portfolio's relative performance improve as well. Ultimately, our goal is to provide shareowners with regular income and performance that lands between the returns of the Lehman Brothers Government/Corporate Index and the Standard & Poor's 500 Index.


Respectfully,

/s/ William C. Field
--------------------

William C. Field,
Portfolio Manager

Balanced Portfolio                              PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO AND PERFORMANCE UPDATE 6/30/98

Portfolio Diversification
(As a percentage of total portfolio)

[Pie Chart]

U.S. Commmon Stocks                              54.0%
Corporate Bonds                                  21.7%
U.S. Government Obligations                      10.3%
U.S. Government Agency Obligations                8.6%
Short-Term Cash Equivalents                       4.6%
Depositary Receipts for International Stocks      0.5%
Convertible Preferred Stock                       0.3%

[End Pie Chart]

Sector Distribution
(As a percentage of long-term holdings)

[Pie Chart]

Financial                     26%
U.S. Government Securities    20%
Healthcare                    17%
Technology                    10%
Basic Materials                7%
Consumer Cyclicals             6%
Consumer Staples               4%
Communication Services         3%
Energy                         3%
Other                          4%

[End Pie Chart]

Portfolio Maturity
(Effective life as a percentage of total fixed-income holdings)

[Pie Chart]

0-2 Years      7%
2-5 Years     43%
5-7 Years     14%
7-10 Years    29%
10-20 Years    2%
20+ Years      5%

[End Pie Chart]

--------------------------------------------------------------------------------


Five Largest Holdings
(As a percentage of long-term holdings)

U.S. Treasury Bonds, 6.5%, 10/15/06     3.81%
U.S. Treasury Notes, 6.5%, 8/31/01      3.68
Monsanto Co.                            3.51
Green Tree Financial Corp.              3.30
Merck & Co., Inc.                       3.12

Holdings will vary for other periods.

--------------------------------------------------------------------------------

Prices and Distributions

                            6/30/98     12/31/97
Net Asset Value per Share   $15.21      $14.99
Accumulation Unit Value       1.6067      1.5161


Distributions per Share  Income      Short-Term      Long-Term
(12/31/97 - 6/30/98)     Dividends   Capital Gains   Capital Gains
                         $ 0.200     $ 0.337         $ 0.184



--------------------------------------------------------------------------------

Performance of a $10,000 Investment

The following chart shows the value of an investment made in Balanced Portfolio, compared to the growth of the Standard & Poor's (S&P) 500 Index and the Lehman Brothers Government/ Corporate Bond Index.

[plots points for line chart]

                              Lehman
                              Brothers
                      S&P     Government/
          Balanced    500     Corporate
          Portfolio*  Index   Bond Index

3/95      10000       10000   10000
          10200       10375   10067
6/95      10810       11362   10720
          11655       12262   10925
          12084       12998   11434
          12450       13695   11170
6/96      12686       14308   11222
          12954       14747   11421
          13806       15974   11770
          13794       16405   11668
6/97      15180       19263   12092
          16442       20704   12516
          16239       21296   12918
          17399       24261   13114
6/98      17259       25059   13456


Index comparisons begin 3/31/95. The S&P 500 Index is a unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The Lehman Brothers Government/Corporate Bond Index is an unmanaged measure of investment-grade domestic and Yankee bonds. Bonds in the Index must be publicly issued, fixed-rate and non-convertible. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Indexes.


[side bar]

Average Annual Total
Returns

(As of June 30, 1998)
--------------------------------------------------------------------------------
Net Asset Value*

Period
Life-of-Portfolio   17.81%
1 Year              13.70

--------------------------------------------------------------------------------
Accumulation Unit Value
Pioneer Vision 2

                If          If
Period        Held**    Redeemed***
Life-of-   16.18%      15.32%
Portfolio
1 Year     12.13        5.46

--------------------------------------------------------------------------------
Accumulation Unit Value
Pioneer Vision

                If          If
Period        Held**    Redeemed***
Life-of-   16.18%      14.88%
Portfolio
1 Year     12.13        5.13

The Portfolio began operations on 3/1/95.

All total returns shown assume reinvestment of distributions at net asset value.


* Reflects Portfolio performance only. Does not reflect insurance fees or surrender charges.


** Reflects deduction of a 1.25% mortality and expense risk charge and a 0.15% administrative expense charge. Does not reflect surrender charges.


*** Reflects deduction of a 1.25% mortality and expense risk charge, a 0.15% administrative expense charge and the applicable contingent deferred sales charge (CDSC), as if the contract were surrendered at the end of each period. The maximum CDSC of 7% declines over seven years; it is deducted only while the contract is in the surrender charge period. Returns do not reflect a $30 annual contract fee; this fee is applied only until the contract value reaches $50,000.

[end side bar]

Past performance does not guarantee future results. Return and principal fluctuate so that your investment, when redeemed, may be worth more or less than
the original cost.                                                            15

Swiss Franc Bond Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 6/30/98


[side bar]

International investing may involve special risks, including differences in accounting and currency, as well as economic and political instability.


The Portfolio's investment adviser, Pioneering Management Corporation, reduced its management fee and certain other expenses; otherwise, returns would have been lower. Past performance does not guarantee future results. Return and principal fluctuate so that your investment, when redeemed, may be worth more or less than the original cost.
[end side bar]


Although total return for Swiss Franc Bond Portfolio was down 2.81% at net asset value for the semiannual period ended June 30, 1998, the Portfolio achieved its investment goal by staying close to the return of Swiss franc deposits, which fell 2.85%. The Swiss franc currency was down 3.54% against the U.S. dollar for the period.

To achieve the goal of tracking the value of the Swiss franc, we invest in Swiss franc denominated bonds with an average maturity of three to five years. The Portfolio seeks 100% exposure to the Swiss franc for our fiscally conservative investors through these high-quality bonds. As of June 30, over 65% of the Portfolio's investments were rated AA+ or better. The average maturity of the bonds in the Portfolio was 3.42 years. (Ratings apply to underlying securities, not Portfolio shares.)

Why the Swiss Franc

A country's currency signals to the rest of the world the state of its internal affairs, especially in relation to other global market participants. Bad loans, inflation, poor trade balances and civil strife are symptoms that affect a country's currency value relative to other currencies around the world. Traditionally, across wars and economic hard times, the Swiss Franc, through Switzerland's political neutrality and tight economic control, has played the role of safe haven against the world's economic uncertainties.

A Rising Tide

Over the last several years, however, a decline in inflation across the globe and the credibility of global central banking have lowered the Swiss franc's comparative advantage. There is, for instance, the perception that the euro with its own independent central bank will be strong competition for the Swiss franc as the next world reserve currency. This perception already hurt the Swiss franc over the short term of this period.

During the period, the Portfolio's return was more directly a reflection of the strength of the U.S. dollar among all currencies and the underperformance of Swiss franc versus other major currencies. Because of its relatively high interest rates and the strength of its economy, the United States continued to attract capital from around the world, driving up the value of the U.S. dollar. It was a global phenomenon. Around the world investors sold currencies, yen, deutschmarks etc., and bought dollars.

Looking Forward

Today, the questions are: Will the euro in fact become a strong currency in the long term? Will U.S. economic prosperity continue? Will global inflation return? Investors who fear the worst when answering these questions might want to allocate some of their investment dollars to the Swiss franc. Given that the Swiss franc has fallen 25% since 1995, we think it now offers an even more attractive choice to hedge against global financial instability.


Respectfully,

/s/ Salvatore Pramas
--------------------

Salvatore Pramas,
Portfolio Manager

Swiss Franc Bond Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO AND PERFORMANCE UPDATE 6/30/98

Portfolio Diversification
(As a percentage of total portfolio)

[Pie Chart]

Corporate Bonds               53%
Foreign Government Bonds      32%
U.S. Government Obligations    4%
Short-Term Cash Equivalents   11%

[End Pie Chart]

Geographical Distribution
(As a percentage of long-term holdings)

[Pie Chart]

Europe         66%
North America  22%
Other           8%
Asia            4%

[End Pie Chart]

--------------------------------------------------------------------------------

Five Largest Holdings
(As a percentage of debt holdings)


Bayrische Vereinsbank, 4.25%, 2/21/07      6.96%
U.S. Treasury Notes, 5.375%, 2/15/01       5.10
BMW Finance NV, 5.0%, 4/21/13              4.99
Morgan (J.P.) & Co., 2.0%, 12/27/01        4.98
Rhone-Alpes, 6.375%, 11/25/02              4.98

Holdings will vary for other periods.

--------------------------------------------------------------------------------
Prices and Distributions

                            6/30/98     12/31/97
Net Asset Value per Share   $12.05      $12.50
Accumulation Unit Value       0.7802      0.8083

Distributions per Share  Income      Short-Term      Long-Term
12/31/97 - 6/30/98       Dividends   Capital Gains   Capital Gains
                         $0.100        -               -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the value of an investment made in Swiss Franc Bond Portfolio, compared to the growth of the Merrill Lynch Global Bond Index.

[plot points for line chart]

                         Merrill
          Swiss          Lynch
          Franc          Global
          Bond           Bond
          Portfolio*     Index

11/95     10000          10000
          10013          10110
           9807           9944
 6/96      9217           9991
           9416          10246
           8931          10517
           8399          10206
 6/97      8379          10544
           8372          10741
           8313          10848
           8100          10971
 6/98      8079          11199


Index comparison begins 11/30/95. The Merrill Lynch Global Bond Index is an unmanaged measure of nearly 3,000 global government securities and Eurobonds. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Index.


[side bar]

Average Annual Total
Returns
(As of June 30, 1998)
--------------------------------------------------------------------------------
Net Asset Value*

Period
Life-of-Portfolio    -7.61%
1 Year               -3.58

--------------------------------------------------------------------------------
Accumulation Unit Value
Pioneer Vision 2

                If          If
Period        Held**    Redeemed***
Life-of-    -8.91%      -10.38%
Portfolio
1 Year      -4.91       -10.57

--------------------------------------------------------------------------------
Accumulation Unit Value
Pioneer Vision

                If          If
Period        Held**    Redeemed***
Life-of-    -8.91%      -11.11%
Portfolio
1 Year      -4.91       -10.90

The Portfolio began operations on 11/1/95.

All total returns shown assume reinvestment of distributions at net asset value.


* Reflects Portfolio performance only. Does not reflect insurance fees or surrender charges.


** Reflects deduction of a 1.25% mortality and expense risk charge and a 0.15% administrative expense charge. Does not reflect surrender charges.


*** Reflects deduction of a 1.25% mortality and expense risk charge, a 0.15% administrative expense charge and the applicable contingent deferred sales charge (CDSC), as if the contract were surrendered at the end of each period. The maximum CDSC of 7% declines over seven years; it is deducted only while the contract is in the surrender charge period. Returns do not reflect a $30 annual contract fee; this fee is applied only until the contract value reaches $50,000.

[end side bar]

Past performance does not guarantee future results. Return and principal fluctuate so that your investment, when redeemed, may be worth more or less than
the original cost.                                                            17

America Income Portfolio                        PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 6/30/98

[side bar]

The Portfolio's investment adviser, Pioneering Management Corporation, reduced its management fee and certain other expenses; otherwise, returns would have been lower. Past performance does not guarantee future results. Return and principal fluctuate so that your investment, when redeemed, may be worth more or less than the original cost.

[end side bar]

The first half of Pioneer America Income Portfolio's fiscal year ended on June 30, 1998. During that time, both foreign and domestic investors were attracted to the favorable investment climate in the United States, and the safe haven U.S. government securities represent. This demand pushed bond prices higher and interest rates lower, and produced attractive total returns for investors in U.S. government bonds.

The Portfolio generated a competitive total return and attractive income over the past six months. The Portfolio paid a total of $0.270 per share in income dividends and its net asset value (NAV) rose $0.05 per share. On June 30, the NAV stood at $10.09, versus $10.04 on December 31, 1997. This increase in share price, plus the reinvestment of dividends produced a total return of 3.23%, based on net asset value, for the first half of the Portfolio's fiscal year.

Strong domestic labor and housing markets propelled economic growth, while inflation remained minimal over the period. The country's fiscal situation also continued to improve as the economy's strength produced higher tax revenues. Higher tax receipts helped the U.S. Treasury generate its first budget surplus in nearly 30 years, reducing its need to borrow and lowering the supply of securities. The smaller supply also was positive for bond prices. Many investors were concerned that our strong economy eventually might stimulate inflation and lead the Federal Reserve to raise interest rates; however, since the United States and Asia are such active trading partners, slowing Asian economies could lessen U.S. growth.

Quality, Relative Value and Income

As of June 30, 71% of the Portfolio was invested in U.S. Treasury and agency securities other than mortgage-backed issues, 26% was in mortgage-backed issues and 3% was in cash equivalents. This structure, which is in accordance with the Portfolio's high standards of quality and diversification, reflects our goal of maximizing total return and relative value, while maintaining a high degree of liquidity.

We focused on U.S. Treasurys to build liquidity and adjust the Portfolio's sensitivity to interest rate changes. Treasurys also increase the Portfolio's flexibility to adjust to changing interest rate and market conditions. We invested in U.S. government agency bonds that both offered an attractive yield advantage to U.S. Treasurys and maintained credit quality. This strategy enabled us to increase yield and take advantage of attractive relative value.

We also increased yield by investing in mortgage-backed securities and select collateralized mortgage obligations (CMOs) issued by U.S. government agencies. CMOs are pools of government agency-backed mortgages that are designed to offer a greater degree of certainty regarding the cash flows of the underlying mortgages. The Portfolio's position in mortgage-backed securities emphasized bonds whose underlying mortgages had coupons that reflect the current interest rate environment. These so-called "current coupon" securities have a lower chance of being prepaid than those with higher coupons, keeping the income in the Portfolio longer.

Heading Forward

As we head into the second half of 1998, we expect the bond market to continue to benefit from many of the trends that existed over the past year. We expect inflation to remain low and developments with the Federal budget surplus to be positive. We also believe the uncertainty of the Asian crisis will continue to boost the U.S. bond market. Near term, we think it will prompt investors to maintain a strong preference for quality and liquidity, which should particularly benefit U.S. Treasurys and support the U.S. dollar.


Respectfully,

/s/ Sherman B. Russ
-------------------

Sherman B. Russ,
Portfolio Manager

America Income Portfolio                        PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO AND PERFORMANCE UPDATE 6/30/98

Portfolio Diversification
(As a percentage of total portfolio)

[Pie Chart]

U.S. Government Agency Obligations      70%
U.S. Treasury Obligations               27%
Short-Term Cash Equivalents              3%

[End Pie Chart]

Portfolio Maturity
(Effective life as a percentage of total investment portfolio)

[Pie Chart]

0-2 Years      16%
2-5 Years      31%
5-7 Years      15%
7-10 Years     27%
10-20 Years     4%
20+ Years       7%

[End Pie Chart]

--------------------------------------------------------------------------------

Five Largest Holdings
(As a percentage of debt holdings)

U.S. Treasury Bonds, 7.0%, 7/15/06       6.43%
U.S. Treasury Notes, 6.5%, 8/31/01       6.04
U.S. Treasury Bonds, 6.25%, 8/15/23      5.73
U.S. Treasury Notes, 6.625%, 5/15/07     4.60
U.S. Treasury Bonds, 7.25%, 5/15/16      3.76

Holdings will vary for other periods.

--------------------------------------------------------------------------------
Prices and Distributions

                            6/30/98     12/31/97
Net Asset Value per Share   $10.09      $10.04
Accumulation Unit Value       1.1423      1.1141

Distributions per Share  Income      Short-Term      Long-Term
12/31/97 - 6/30/98       Dividends   Capital Gains   Capital Gains
                         $0.270        -               -

--------------------------------------------------------------------------------

Performance of a $10,000 Investment

The following chart shows the value of an investment made in America Income Portfolio, compared to the growth of the Lehman Brothers Government Bond Index.


[plot points for line chart]

                        Lehman
                         Brothers
          America        Government
          Income         Bond
          Portfolio*     Index

3/95      10000          10000
6/95      10109          10620
          10207          10809
          10574          11302
          10320          11047
6/96      10339          11099
          10479          11286
          10712          11615
          10615          11521
6/97      10967          11920
          11288          12320
          11616          12729
          11758          12921
6/98      11991          13261


Index comparison begins 3/31/95. The Lehman Brothers Government Bond Index is an unmanaged performance measure of U.S. Treasury debt, all publicly issued debt of U.S. government agencies and quasi-federal corporations and corporate debt guaranteed by the U.S. government. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Index.


[side bar]

Average Annual Total
Returns
(As of June 30, 1998)
--------------------------------------------------------------------------------
Net Asset Value*

Period
Life-of-Portfolio   5.58%
1 Year              9.34

--------------------------------------------------------------------------------
Accumulation Unit Value
Pioneer Vision 2

               If          If
Period       Held**    Redeemed***
Life-of-   4.19%      3.11%
Portfolio
1 Year     7.82       1.41

--------------------------------------------------------------------------------
Accumulation Unit Value
Pioneer Vision

               If          If
Period       Held**    Redeemed***
Life-of-   4.19%      2.52%
Portfolio
1 Year     7.82       1.03

The Portfolio began operations on 3/1/95.

All total returns shown assume reinvestment of distributions at net asset value.


* Reflects Portfolio performance only. Does not reflect insurance fees or surrender charges.


** Reflects deduction of a 1.25% mortality and expense risk charge and a 0.15% administrative expense charge. Does not reflect surrender charges.


*** Reflects deduction of a 1.25% mortality and expense risk charge, a 0.15% administrative expense charge and the applicable contingent deferred sales charge (CDSC), as if the contract were surrendered at the end of each period. The maximum CDSC of 7% declines over seven years; it is deducted only while the contract is in the surrender charge period. Returns do not reflect a $30 annual contract fee; this fee is applied only until the contract value reaches $50,000.

[end side bar]

Past performance does not guarantee future results. Return and principal fluctuate so that your investment, when redeemed, may be worth more or less than
the original cost.                                                            19

International Growth Portfolio
Schedule of Investments - June 30, 1998 (unaudited)
--------------------------------------------------------------------------------


   Shares                                                            Value
--------------------------------------------------------------------------------
               INVESTMENT IN SECURITIES - 92.9%
               PREFERRED STOCKS - 3.6%
   300,000     Banco Itau SA                                     $   171,199
     1,130     Bau Holdings AG                                        53,884
   190,000     Companhia Riograndense de Telecomunicacoes            207,159
    23,850     L.G. Electronics Inc.                                  51,938
 1,550,000     Petroleo Brasileiro SA                                288,141
     6,000     Samsung Display Devices Co.                            64,239
       560     Suedzucker AG                                         340,702
     2,500     Telecomunicacoes Brasileiras SA (A.D.R)               272,969
 1,800,000     Telecomunicacoes de Sao Paulo SA                      423,328
 1,800,000     Telecomunicacoes de Sao Paulo SA (Class B)*           149,410
    84,595     Telecomunicacoes de Sao Paolo SA (Receipts)*           19,024
    17,250     Usinas Siderurgicas de Minas Gerais SA                 87,999
                                                                 -----------
                TOTAL PREFERRED STOCKS (Cost $2,395,410)         $ 2,129,992
                                                                 -----------
               COMMON STOCKS - 89.2%
               BASIC MATERIALS - 7.3%
               Agricultural Products - 0.9%
     3,500     Daeseng Corp.                                     $   112,163
   424,000     IOI Corporation Bhd.                                  211,476
 2,320,000     London Sumatra Indonesia                              182,116
                                                                 -----------
                                                                 $   505,755
                                                                 -----------
               Chemicals - 0.5%
     6,100     BASF AG                                           $   294,056
                                                                 -----------
               Construction (Cement and Aggregates) - 0.0%
     1,100     Siam Cement Public Co., Ltd.*                     $     5,318
                                                                 -----------
               Containers and Packaging (Paper) - 1.5%
    11,300     Gerresheimer Glas AG                              $   168,582
    47,000     Malaysian Pacific Industries Bhd.                      55,491
     2,550     Schmalbach Lubeca AG                                  643,475
                                                                 -----------
                                                                 $   867,548
                                                                 -----------
               Gold and Precious Metals Mining - 0.5%
   213,700     Orogen Minerals Ltd.                              $   285,207
                                                                 -----------
               Iron and Steel - 1.5%
     6,650     Boehler-Uddeholm AG                               $   439,752
    23,000     Broken Hill Proprietary Co., Ltd.                     194,885
     2,600     Pohang Iron & Steel Co. Ltd.                           86,209
    12,000     Pohang Iron & Steel Co. Ltd. (A.D.R.)                 144,000
                                                                 -----------
                                                                 $   864,846
                                                                 -----------
               Metals Mining - 0.1%
   172,000     M.I.M. Holdings Ltd.                              $    83,280
                                                                 -----------
               Paper and Forest Products - 2.3%
   181,000     Jaya Tiasa Holdings Bhd.                          $   224,601
    31,850     NV Koninklijke KNP BT                                 822,410
    10,000     UPM-Kymmene Corp.                                     273,670
                                                                 -----------
                                                                 $ 1,320,681
                                                                 -----------
                TOTAL BASIC MATERIALS                            $ 4,226,691
                                                                 -----------
               CAPITAL GOODS - 15.3%
               Aerospace/Defense - 0.1%
    84,000     Woolworths Holdings Ltd.                          $    62,327
                                                                 -----------
               Electrical Equipment - 3.2%
    52,000     GP Batteries International Ltd.                   $    94,797
     3,400     Phillips Electronics NV                               285,953
        75     SAIA-Burgess Electronics AG*                           20,207
    27,240     Samsung Display Devices Co.                           743,991
   149,000     TT Group Plc                                          735,162
                                                                 -----------
                                                                 $ 1,880,110
                                                                 -----------
               Engineering and Construction - 2.9%
    40,000     Ashtead Group Plc                                 $   156,952
    20,000     Gujarat Ambuja Cements Ltd. (G.D.R.)                   94,500
    20,500     Larson and Toubro (G.D.R.)                            186,038
     1,700     L.G. Construction Ltd.                                  2,241
    36,000     Leighton Holdings Ltd.                                126,372
   162,000     Powerscreen International Plc                         243,442


   The accompanying notes are an integral part of these financial statements.

International Growth Portfolio
Schedule of Investments - June 30, 1998 (unaudited)
--------------------------------------------------------------------------------


   Shares                                                               Value
--------------------------------------------------------------------------------
               Engineering and Construction - (Continued)
     4,900     Technip                                              $   598,955
     2,200     VA Technologies AG                                       273,971
                                                                    -----------
                                                                    $ 1,682,471
                                                                    -----------
               Machinery (Diversified) - 3.1%
       265     GEA AG                                               $   103,613
     3,700     KCI Konecranes International Plc                         186,990
     8,000     Sampo Insurance Co. Ltd.                                 379,489
    31,200     Siebe Plc                                                628,782
    28,000     Valmet Corp.                                             480,201
                                                                    -----------
                                                                    $ 1,779,075
                                                                    -----------
               Manufacturing (Diversified) - 1.4%
   142,188     BTR Plc                                              $   400,037
     2,875     Plettac AG                                               403,402
                                                                    -----------
                                                                    $   803,439
                                                                    -----------
               Metal Fabricators - 1.8%
    19,500     Hunter Douglas NV                                    $ 1,059,783
                                                                    -----------
               Office Equipment and Supplies - 1.9%
    18,000     Canon, Inc.                                          $   410,067
    12,000     Koninkluke Ahrend NV                                     391,895
     4,300     Samas-Groep NV                                           302,429
                                                                    -----------
                                                                    $ 1,104,391
                                                                    -----------
               Trucks and Parts - 0.9%
       160     Bucher Holding AG                                    $   210,262
    13,700     Svedala Industri AB                                      317,766
                                                                    -----------
                                                                    $   528,028
                                                                    -----------
                TOTAL CAPITAL GOODS                                 $ 8,899,624
                                                                    -----------
               COMMUNICATION SERVICES - 8.7%
               Cellular/Wireless Telecommunications - 1.4%
    26,000     Hutchinson Whampoa Ltd.                              $   137,248
       494     SK Telecom Co., Ltd.                                     230,733
    23,520     SK Telecom Co., Ltd. (A.D.R.)                            130,831
    80,800     Telecom Italia Mobile SpA                                272,858
    74,500     United Communication Industry Public Co., Ltd.*           35,308
                                                                    -----------
                                                                    $   806,978
                                                                    -----------
               Telephone - 7.3%
    21,200     Mahanagar Telephone Nigam Ltd. (G.D.R.)*             $   222,070
        13     NTT Data Corp.                                           471,035
     1,650     Stet Hellas Telecommunications SA (A.D.R.)*               68,475
   611,000     Technology Resources Industries Bhd.                     419,577
 2,692,000     Telecomunicacoes Brasileiras SA                          211,813
   130,077     Telecom Italia SpA*                                      957,961
   163,000     TelecomAsia Public Co., Ltd.                              47,316
    18,350     Telefonica de Argentina SA (Class B) (A.D.R.)            595,228
    13,509     Telefonica SA                                            624,577
    70,500     Telekom Malaysia Bhd.                                    118,908
    47,100     Videsh Sanchar Nigam Ltd. (G.D.R.)                       503,970
                                                                    -----------
                                                                    $ 4,240,930
                                                                    -----------
                TOTAL COMMUNICATION SERVICES                        $ 5,047,908
                                                                    -----------
               CONSUMER CYCLICALS - 13.8%
               Auto Parts and Equipment - 0.0%
    12,000     Thai Rung Union Car Public Co. Ltd.                  $     3,768
                                                                    -----------
               Building Materials - 2.8%
    29,990     Asko OY                                              $   637,439
     1,500     Cemex, SA de CV (Class A)                                220,633
    50,000     Cemex, SA de CV (Class B)                                  5,626
     5,800     Koramic Building Products SA                             420,301
    50,600     Williams Plc                                             325,274
                                                                    -----------
                                                                    $ 1,609,273
                                                                    -----------
               Homebuilding - 0.1%
 2,354,000     DMCI Holdings Inc*                                   $    74,515
   119,000     Land & House Public Co., Ltd.*                            21,149
    11,800     Property Perfect Public Co., Ltd.*                           224
                                                                    -----------
                                                                    $    95,888
                                                                    -----------


   The accompanying notes are an integral part of these financial statements.

International Growth Portfolio
Schedule of Investments - June 30, 1998 (unaudited)
--------------------------------------------------------------------------------


   Shares                                                           Value
--------------------------------------------------------------------------------
               Household Furniture and Appliances - 2.1%
       500     Forbo Holding AG                                 $   254,903
     7,500     Moulinex*                                            194,642
     3,400     Ryohin Keikaku Ltd.                                  327,042
     5,500     Sony Corp.                                           475,338
                                                                -----------
                                                                $ 1,251,925
                                                                -----------
               Leisure Time (Products) - 0.4%
    12,000     Baja Auto Ltd. (G.D.R.)                          $   162,600
       750     KTM Motorradholding AG                                58,522
                                                                -----------
                                                                $   221,122
                                                                -----------
               Publishing (Newspapers) - 0.2%
   122,000     Star Publications                                $   102,297
                                                                -----------
               Retail (Deptartment Stores) - 0.1%
 7,766,500     PT Matahari Putra Prima                          $    79,520
                                                                -----------
               Retail (Discounters) - 0.1%
     5,000     Makro Atacadista SA (G.D.R.)                     $    37,500
                                                                -----------
               Retail (Home Shopping) - 0.5%
    33,000     Next Plc                                         $   285,901
                                                                -----------
               Retail (Specialty) - 2.3%
   103,000     Arriva Plc                                       $   601,927
    77,000     Carpetright Plc                                      340,702
   210,000     Cifra SA de CV (Series C)                            291,670
    68,700     MFI Furniture Group Plc                               72,840
   100,000     Sa Sa International Holdings Ltd.                     16,778
                                                                -----------
                                                                $ 1,323,917
                                                                -----------
               Retail (Specialty - Apparel) - 0.5%
 1,514,000     Giordano International Ltd.                      $   306,786
                                                                -----------
               Services (Commercial and Consumer) - 2.6%
     3,250     Falck AS                                         $   201,070
     7,000     Hagemeyer NV                                         302,971
   167,500     Jasmine International Public Co., Ltd.                53,584
 7,700,000     Net Holdings AS*                                      89,636
    31,700     Select Appointments Holdings Plc                     452,547
    13,300     Stork NV                                             423,883
                                                                -----------
                                                                $ 1,523,691
                                                                -----------
               Textiles (Apparel) - 0.9%
     7,300     Adolfo Dominguez SA*                             $   247,538
    11,600     Fila Holding SpA (A.D.R.)                            174,000
   669,000     Goldiron Holdings Ltd.                                75,120
        15     Hugo Boss AG                                          31,571
                                                                -----------
                                                                $   528,229
                                                                -----------
               Textiles (Home Furnishings) - 1.2%
     6,450     Chargeurs International SA                       $   532,904
     6,000     Industrie Natuzzi SpA (A.D.R.)                       156,000
                                                                -----------
                                                                $   688,904
                                                                -----------
                TOTAL CONSUMER CYCLICALS                        $ 8,058,721
                                                                -----------
               CONSUMER STAPLES - 9.4%
               Beverages (Non-Alcoholic) - 0.7%
    11,700     Louis Dreyfus Citrus                             $   390,922
                                                                -----------
               Broadcasting (Television/Radio/Cable) - 2.6%
 1,760,000     Benpres Holdings Corp.*                          $   265,899
    18,300     Central European Media Enterprises Ltd.*             395,738
    49,400     Schibsted ASA                                        831,444
                                                                -----------
                                                                $ 1,493,081
                                                                -----------
               Distributors (Food and Health) - 0.7%
     7,300     Gehe AG                                          $   391,700
                                                                -----------
               Entertainment - 1.0%
     1,370     Pathe SA                                         $   268,530
    15,200     Pearson Plc                                          278,666
                                                                -----------
                                                                $   547,196
                                                                -----------
               Foods - 2.2%
     3,000     Delta Dairy SA                                   $    35,832
   125,000     Grupo Industrial Maseca SA de CV                      90,980


   The accompanying notes are an integral part of these financial statements.

International Growth Portfolio
Schedule of Investments - June 30, 1998 (unaudited)
--------------------------------------------------------------------------------


   Shares                                                                             Value
-----------------------------------------------------------------------------------------------
               Foods - (Continued)
    10,500     Huhtamaki Oy (Series I)                                            $   597,696
 1,975,500     JG Summit Holding Inc.                                                  85,273
    19,000     Raisio Group Plc                                                       343,876
    45,000     Thai Union Frozen Products Public Co. Ltd.                             138,625
                                                                                  -----------
                                                                                  $ 1,292,282
                                                                                  -----------
               Household Products (Non-Durables) - 0.2%
       600     Nu Skin Enterprises Inc.*                                          $    11,700
    11,000     Shiseido Co., Ltd.                                                     125,378
                                                                                  -----------
                                                                                  $   137,078
                                                                                  -----------
               Restaurants - 0.1%
   147,000     Kentucky Fried Chicken Bhd.*                                       $    77,923
                                                                                  -----------
               Retail Stores (Food Chains) - 0.8%
       610     Circle K Japan Co. Ltd.                                            $    21,308
   148,000     Dairy Farm International Holdings Ltd.                                 158,360
     4,400     Delhaize-Le Lion, SA                                                   307,610
                                                                                  -----------
                                                                                  $   487,278
                                                                                  -----------
               Services (Facilities and Enviroment) - 0.6%
     9,800     Brambles Industries Ltd.                                           $   192,781
    14,800     Jaakko Poyry Group                                                     175,514
                                                                                  -----------
                                                                                  $   368,295
                                                                                  -----------
               Services (Rentals) - 0.5 %
     4,400     ORIX Corp.                                                         $   298,170
                                                                                  -----------
                TOTAL CONSUMER STAPLES                                            $ 5,483,925
                                                                                  -----------
               ENERGY - 2.5%
               Oil (International Integrated) - 0.6%
     2,650     Elf Aquataine SA                                                   $   372,579
                                                                                  -----------
               Oil and Gas (Exploration/Production) - 0.1%
   121,000     Cultus Petroleum NL*                                               $    62,117
                                                                                  -----------
               Oil and Gas (Refining and Marketing) - 1.8%
    18,000     ENI SpA                                                            $   118,024
    12,200     Repsol SA                                                              670,662
     2,000     Total SA (Class B)                                                     260,020
                                                                                  -----------
                                                                                  $ 1,048,706
                                                                                  -----------
                TOTAL ENERGY                                                      $ 1,483,402
                                                                                  -----------
               FINANCIAL - 9.9%
               Banks (Major Regional) - 6.1%
    37,000     Banca Popolare di Milano                                           $   296,594
    12,000     Banco de Santander SA                                                  307,141
   136,000     Bangkok Bank Ltd.                                                      167,583
     1,400     Credit Suisse Group                                                    312,025
   136,500     Dao heng Bank Ltd.                                                     193,792
     2,300     DePfa-Bank                                                             184,194
    90,480     Development Bank of Singapore Ltd.                                     500,733
   465,000     Dhana Siam Finance Public Co.*                                           8,815
    20,981     Housing & Commercial Bank                                               69,835
     6,800     HSBC Holding Plc                                                       172,012
     4,000     Industrial Credit and Investment Corp. of India Ltd. (A.D.R.)           40,900
   535,000     JCG Holdings Ltd.                                                      148,458
    40,133     Kookmin Bank                                                           149,074
   247,200     National Finance Public Co., Ltd.*                                      19,331
    80,200     Overseas-Chinese Banking Corp., Ltd.                                   272,951
    27,200     Skandia Enskilda Banken                                                465,496
     3,950     Svenska Handelbanken                                                   183,237
    79,000     Thai Farmers Bank, Ltd.                                                 69,733
                                                                                  -----------
                                                                                  $ 3,561,904
                                                                                  -----------
               Financial (Diversified) - 2.2%
    16,000     AMP Ltd.*                                                          $   187,715
   677,000     C & P Homes, Inc.*                                                      34,094
   175,000     DBS Land Ltd.                                                          145,013
   285,600     HKR International Ltd.                                                 101,368
     7,180     Nichiei Co., Ltd.                                                      490,195
       600     Shohkoh Fund                                                           147,971
     5,000     Uniao de Bancos Brasileiros S.A. (G.D.R.)                              147,500
                                                                                  -----------
                                                                                  $ 1,253,856
                                                                                  -----------


   The accompanying notes are an integral part of these financial statements.

International Growth Portfolio
Schedule of Investments - June 30, 1998 (unaudited)
--------------------------------------------------------------------------------


  Shares                                                                                     Value
------------------------------------------------------------------------------------------------------
             Insurance (Life/Health) - 0.1%
   1,800     Mediolanum SpA                                                              $    57,138
                                                                                         -----------
             Insurance (Multi-Line) - 0.6%
   1,250     Axa Colonia Konzern AG                                                      $   155,879
   1,500     Catalana Occidente SA                                                            47,440
   1,500     Catalana Occidente SA (New E Shares)*                                            45,484
 133,200     Malaysian Assurance Alliance Bhd.                                               115,541
                                                                                         -----------
                                                                                         $   364,344
                                                                                         -----------
             Insurance (Property/Casualty) - 0.5%
  10,621     Reinsurance Australia Corp.                                                 $    27,176
  66,000     Yasuda Fire and Marine Insurance                                                281,623
                                                                                         -----------
                                                                                         $   308,799
                                                                                         -----------
             Savings and Loan Companies - 0.4%
 255,000     Hong Leong Finance Ltd.                                                     $   208,286
                                                                                         -----------
              TOTAL FINANCIAL                                                            $ 5,754,327
                                                                                         -----------
             HEALTHCARE - 6.9%
             Healthcare (Diversified) - 0.4%
   7,600     Teva Pharmaceutical Industries Ltd. (A.D.R.)                                $   267,425
                                                                                         -----------
             Healthcare (Drugs/Major Pharmaceuticals) - 5.0%
  43,766     Astra AB                                                                    $   894,415
   4,100     Fabrica Espanola de Productos Quimicos y Farmaceuticos, SA                      280,730
     270     Fabrica Espanola de Productos Quimicos y Farmaceuticos, SA (E Shares)*           18,205
 194,600     Medeva Plc                                                                      552,372
     280     Novartis AG                                                                     466,697
  10,632     Rhone-Poulenc SA                                                                599,684
  85,000     SkyePharma Plc*                                                                  90,832
                                                                                         -----------
                                                                                         $ 2,902,935
                                                                                         -----------
             Healthcare (Medical Products/Supplies) - 1.3%
  30,200     Biora AB*                                                                   $   397,568
  22,000     Elbit Medical Imaging, Ltd.                                                     182,875
  10,000     Terumo Corp.                                                                    159,109
                                                                                         -----------
                                                                                         $   739,552
                                                                                         -----------
             Healthcare (Specialized Services) - 0.2%
   8,700     Nobel Biocare                                                               $   129,802
                                                                                         -----------
              TOTAL HEALTHCARE                                                           $ 4,039,714
                                                                                         -----------
             TECHNOLOGY - 11.9%
             Communications Equipment - 3.9%
   2,300     Alcatel Alsthom SA                                                          $   468,316
   9,300     ECI Telecommunications Ltd.                                                     352,238
  13,600     LG Information and Communication                                                196,125
  10,000     Nokia AB                                                                        735,261
  25,400     Tadiran Telecommunications Ltd.                                                 377,825
   3,700     Tadiran Telecommunications Ltd. (A.D.R.)                                        122,563
                                                                                         -----------
                                                                                         $ 2,252,328
                                                                                         -----------
             Computer (Hardware) - 0.2%
   4,000     Samsung Electronics Co.                                                     $   123,816
                                                                                         -----------
             Computers (Networking) - 0.5%
  11,000     Olicom AS*                                                                  $   295,625
                                                                                         -----------
             Computers (Peripherals) - 0.4%
   1,500     Logitech International AG*                                                  $   213,960
   3,700     Logitech International AG (A.D.R.)*                                              50,413
                                                                                         -----------
                                                                                         $   264,373
                                                                                         -----------
             Computers (Software and Services) - 0.9%
   3,600     Intentia International AB (Class B)*                                        $   130,440
  19,000     Tecnomatix Technologies Ltd.*                                                   380,000
                                                                                         -----------
                                                                                         $   510,440
                                                                                         -----------
             Electronics (Component Distributors) - 1.7%
  14,000     GSS Array Technology Public Co., Ltd.*                                      $    30,355
  80,900     KCE Electronics Public Co., Ltd.*                                               299,062
   8,500     K.R. Precision Plc*                                                               5,640
  12,300     Telefonaktiebolaget LM Ericsson (Series B)                                      359,315
  86,000     Varitronix International Ltd.                                                   172,044
  55,000     Venture Manufacturing Ltd.                                                      104,174
                                                                                         -----------
                                                                                         $   970,590
                                                                                         -----------


   The accompanying notes are an integral part of these financial statements.

International Growth Portfolio
Schedule of Investments - June 30, 1998 (unaudited)
--------------------------------------------------------------------------------


   Shares                                                                      Value
----------------------------------------------------------------------------------------
               Electronics (Instrumentation) - 0.4%
     71,200    Elec & Eltek International Co. Ltd.                          $   240,656
                                                                            -----------
               Electronics (Semiconductors) - 2.7%
        950    Austria Micro Systeme International AG                       $    64,394
      4,500    Rohm Co., Ltd.                                                   463,767
      3,400    SGS Thomson Electronics*                                         240,980
      5,000    SGS Thomson Microelectronics NV (A.D.R.)*                        349,375
     15,000    Tokyo Electron Ltd.                                              461,054
                                                                            -----------
                                                                            $ 1,579,570
                                                                            -----------
               Equipment (Semiconductors) - 0.3%
    418,000    ASM Pacific Technology Ltd.                                  $   178,033
                                                                            -----------
               Services (Computer Systems) - 0.1%
    181,400    Loxley Public Co., Ltd.*                                     $    33,099
                                                                            -----------
               Services (Data Processing) - 0.8%
     39,500    Merkantildata ASA                                            $   499,902
      2,500    Shinawatra Computer Co., Plc                                       9,122
                                                                            -----------
                                                                            $   509,024
                                                                            -----------
                TOTAL TECHNOLOGY                                            $ 6,957,554
                                                                            -----------
               TRANSPORTATION - 1.4%
               Airlines - 0.8%
     28,000    British Airways Plc                                          $   301,547
      2,700    Flughafen Wien AG                                                129,600
                                                                            -----------
                                                                            $   431,147
                                                                            -----------
               Railways - 0.6%
     17,061    Stagecoach Holdings Plc                                      $   363,206
                                                                            -----------
                TOTAL TRANSPORTATION                                        $   794,353
                                                                            -----------
               UTILITIES - 2.1%
               Electric Companies - 1.8%
  7,700,000    Centrais Geradoras do Sul do Brasil SA*                      $    10,519
  7,700,000    Centrais Electricas Brasileiras SA                               226,363
     18,500    Electrcidade de Portugal, SA                                     430,330
     28,000    Scottish Power Plc                                               246,848
      3,900    Shandong Huaneng Power Co., Ltd. (N Shares) (A.D.R.)              20,964
    450,000    Zhejiang Southeast Electric Power (B Shares)                     126,000
                                                                            -----------
                                                                            $ 1,061,024
                                                                            -----------
               Natural Gas - 0.3%
     68,000    Fletcher Challenge Energy                                    $   162,767
                                                                            -----------
                TOTAL UTILITIES                                             $ 1,223,791
                                                                            -----------
                TOTAL COMMON STOCKS (Cost $56,637,899)                      $51,970,010
                                                                            -----------
               RIGHTS - 0.1%
  7,000,000    Net Holdings AS, 7/1/98*                                     $    51,889
                                                                            -----------
                TOTAL RIGHTS (Cost $57,265)                                 $    51,889
                                                                            -----------
                TOTAL INVESTMENT IN SECURITIES (Cost $59,090,574)(a)        $54,151,891
                                                                            -----------
 Principal
   Amount
  ---------
               TEMPORARY CASH INVESTMENTS - 7.1%
               Commercial Paper - 7.1%
 $1,914,000    American Express Credit Corp., 5.65%, 7/1/98                 $ 1,914,000
  2,197,000    Ford Motor Credit Co., 5.85%, 7/2/98                           2,197,000
                                                                            -----------
                TOTAL TEMPORARY CASH INVESTMENTS (Cost $4,111,000)          $ 4,111,000
                                                                            -----------
                TOTAL INVESTMENT IN SECURITIES AND
                TEMPORARY CASH INVESTMENTS - 100% (Cost 63,201,574)(b)      $58,262,891
                                                                            ===========


   The accompanying notes are an integral part of these financial statements.

International Growth Portfolio
Schedule of Investments - June 30, 1998 (unaudited)
--------------------------------------------------------------------------------


           * Non-income producing security.

       (a) Distribution of investments by country, as a percentage of total equity holdings, is as follows:


United Kingdom                                                   11.5%
Japan                                                             7.6
Netherlands                                                       7.3
France                                                            7.2
Finland                                                           7.0
Sweden                                                            5.3
Germany                                                           5.0
Brazil                                                            4.1
Spain                                                             4.1
South Korea                                                       3.8
Italy                                                             3.7
Israel                                                            3.1
Singapore                                                         2.9
Switzerland                                                       2.8
Hong Kong                                                         2.7
Norway                                                            2.4
Malaysia                                                          2.4
India                                                             2.2
Australia                                                         2.1
Austria                                                           1.9
Thailand                                                          1.7
Belgium                                                           1.3
Mexico                                                            1.1
Argentina                                                         1.1
Bermuda                                                           1.1
Others (individually less than 1%)                                4.6
                                                                -----
                                                                100.0%
                                                                =====


       (b) At June 30, 1998, the net unrealized loss on investments based on cost for federal income tax purposes of $63,893,582 was as follows:

Aggregate gross unrealized gain for all investments
in which there is an excess of value
over tax cost                                            $  4,753,906
Aggregate gross unrealized loss for all investments
in which there is an excess of tax
cost over value                                           (10,384,597)
                                                         ------------
Net unrealized loss                                      $ (5,630,691)
                                                         ============

           Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 1998 aggregated $41,642,404 and $32,648,173, respectively.


   The accompanying notes are an integral part of these financial statements.

International Growth Portfolio
Balance Sheet
June 30, 1998 (unaudited)
--------------------------------------------------------------------------------


Assets:
 Investment in securities, at value (including temporary cash investments
  of $4,111,000) (cost $63,201,574)                                            $58,262,891
 Cash                                                                                7,955
 Foreign currencies, at value                                                      420,828
 Receivables--
  Investment securities sold                                                     1,129,056
  Fund shares sold                                                                  32,452
  Dividends, interest and foreign taxes withheld                                   125,999
                                                                               -----------
   Total assets                                                                $59,979,181
                                                                               -----------
Liabilities:
 Payables--
  Investment securities purchased                                              $ 1,241,246
  Forward foreign currency settlement contracts open--net                            1,466
 Due to affiliates                                                                  57,718
 Accrued expenses                                                                   46,309
                                                                               -----------
   Total liabilities                                                           $ 1,346,739
                                                                               -----------
Net Assets:
 Paid-in capital                                                               $62,982,221
 Accumulated undistributed net investment income                                   327,063
 Accumulated undistributed net realized gain on investments and foreign
  currency transactions                                                            260,580
 Net unrealized loss on investments                                             (4,938,683)
 Net unrealized gain on foreign forward currency contracts and other
  assets and liabilities denominated in foreign currencies                           1,261
                                                                               -----------
   Total net assets                                                            $58,632,442
                                                                               ===========
Net Asset Value Per Share:
 (Unlimited number of shares authorized)
  Based on $58,632,442/5,129,893 shares                                        $     11.43
                                                                               ===========


   The accompanying notes are an integral part of these financial statements.

International Growth Portfolio
Statement of Operations
For the Six Months Ended June 30, 1998 (unaudited)
--------------------------------------------------------------------------------

Investment Income:
 Dividends (net of foreign taxes withheld of $65,693)              $   631,252
 Interest (net of foreign taxes withheld of $201)                      159,501
                                                                   -----------
   Total investment income                                                            $   790,753
                                                                                      -----------
Expenses:
 Management fees                                                   $   286,893
 Transfer agent fees                                                       425
 Accounting                                                             34,260
 Custodian fees                                                         98,029
 Professional fees                                                       4,185
 Printing                                                                  740
 Fees and expenses of nonaffiliated trustees                               480
 Miscellaneous                                                           6,219
                                                                   -----------
   Total expenses                                                                     $   431,231
   Less management fees waived by Pioneering
    Management Corporation                                                                (17,408)
   Less fees paid indirectly                                                                 (639)
                                                                                      -----------
   Net expenses                                                                       $   413,184
                                                                                      -----------
    Net investment income                                                             $   377,569
                                                                                      -----------
Realized and Unrealized Gain (Loss) on Investments
 and Foreign Currency Transactions:
 Net realized gain from:
  Investments                                                      $ 1,119,493
  Forward foreign currency contracts and other assets
   and liabilities denominated in foreign currencies                     2,527        $ 1,122,020
                                                                   -----------        -----------
 Change in net unrealized gain or loss from:
  Investments                                                      $(1,098,794)
  Forward foreign currency contracts and other assets
   and liabilities denominated in foreign currencies                     1,161        $(1,097,633)
                                                                   -----------        -----------
  Net gain on investments and foreign currency transactions                           $    24,387
                                                                                      -----------
  Net increase in net assets resulting from operations                                $   401,956
                                                                                      ===========

   The accompanying notes are an integral part of these financial statements.

International Growth Portfolio
Statements of Changes in Net Assets
For the Six Months Ended June 30, 1998 and the Year Ended December 31, 1997
--------------------------------------------------------------------------------


                                                                                       Six Months
                                                                                         Ended
                                                                                     June 30, 1998        Year Ended
                                                                                      (unaudited)      December 31, 1997
                                                                                     -------------     -----------------
From Operations:
 Net investment income                                                                $   377,569         $   314,179
 Net realized gain on investments and foreign
  currency transactions                                                                 1,122,020           3,838,459
 Change in net unrealized gain or loss on
  investments and foreign currency transactions                                        (1,097,633)         (4,309,688)
                                                                                      -----------         -----------
   Net increase (decrease) in net assets resulting
    from operations                                                                   $   401,956         $  (157,050)
                                                                                      -----------         -----------
Distributions to Shareholders:
 Net investment income ($0.19 and $0.03 per
  share, respectively)                                                                $  (902,675)        $   (91,398)
 Net realized gain ($0.89 and $0.16 per share,
  respectively)                                                                        (4,137,338)           (479,245)
                                                                                      -----------         -----------
    Total distributions to shareholders                                               $(5,040,013)        $  (570,643)
                                                                                      -----------         -----------
From Fund Share Transactions:                        '98 Shares     '97 Shares
                                                     ----------     ----------
 Net proceeds from sale of shares                       971,392      2,153,395        $13,134,270         $27,923,006
 Reinvestment of distributions                          445,231         42,649          5,040,013             570,643
 Cost of shares repurchased                            (327,815)      (248,981)        (4,316,063)         (3,123,621)
                                                      ---------      ---------        -----------         -----------
   Net increase in net assets resulting
     from fund share transactions                     1,088,808      1,947,063        $13,858,220         $25,370,028
                                                      =========      =========        -----------         -----------
   Net increase in net assets                                                         $ 9,220,163         $24,642,335
Net Assets:
 Beginning of period                                                                   49,412,279          24,769,944
                                                                                      -----------         -----------
 End of period (including accumulated undistributed
  net investment income of $327,063 and
  $852,169, respectively)                                                             $58,632,442         $49,412,279
                                                                                      ===========         ===========


   The accompanying notes are an integral part of these financial statements.

International Growth Portfolio
Financial Highlights
June 30, 1998
--------------------------------------------------------------------------------


                                           Six Months
                                             Ended
                                         June 30, 1998       Year Ended          Year Ended      March 1, 1995 to
                                          (unaudited)    December 31, 1997   December 31, 1996   December 31, 1995
                                         -------------   -----------------   -----------------   -----------------
Net asset value, beginning of period        $ 12.23           $ 11.83             $ 10.93            $ 10.00
                                            -------           -------             -------            -------
Increase from investment operations:
 Net investment income                      $  0.05           $  0.06             $  0.05            $    --
 Net realized and unrealized gain on
  investments and foreign currency
  transactions                                 0.23              0.53                0.88               1.04
                                            -------           -------             -------            -------
  Net increase from investment
   operations                               $  0.28           $  0.59             $  0.93            $  1.04
Distributions to shareholders:
 Net investment income                        (0.19)            (0.03)                 --                 --
 In excess of net investment income              --                --                  --              (0.02)
 Net realized gain                            (0.89)            (0.16)              (0.03)             (0.09)
                                            -------           -------             -------            -------
  Net increase (decrease) in net
   asset value                              $ (0.80)          $  0.40             $  0.90            $  0.93
                                            -------           -------             -------            -------
Net asset value, end of period              $ 11.43           $ 12.23             $ 11.83            $ 10.93
                                            =======           =======             =======            =======
Total return*                                  2.41 %            4.87%               8.54%             10.42%
Ratio of net expenses to average net
 assets                                        1.44%**+          1.49%+              1.52%+             2.10%**+
Ratio of net investment income (loss)
 to average net assets                         1.31%**+          0.78%+              0.78%+           ( 0.25)%**+
Portfolio turnover rate                         126%**            133%                115%               139%**
Net assets, end of period
 (in thousands)                             $58,632           $49,412             $24,770            $ 2,967
Ratios assuming no waiver of
 management fees and assumption
 of expenses by PMC and no
 reduction for fees paid indirectly:
 Net expenses                                  1.50%**           1.71%               3.04%             17.22%**
 Net investment income (loss)                  1.25%**           0.56%              (0.74)%           (15.37)%**
Ratios assuming waiver of
 management fees and assumption
 of expenses by PMC and reduction
 for fees paid indirectly:
 Net expenses                                  1.44%**           1.48%               1.50%              1.75%**
 Net investment income                         1.31%**           0.79%               0.80%              0.10%**



 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

** Annualized.

 + Ratio assuming no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements.

Capital Growth Portfolio
Schedule of Investments - June 30, 1998 (unaudited)
--------------------------------------------------------------------------------


  Shares                                                       Value
--------------------------------------------------------------------------------
             INVESTMENT IN SECURITIES - 90.5%
             PREFERRED STOCK - 0.4%
  41,450     Aracruz Cellulose SA (A.D.R.)                 $    474,084
                                                           ------------
              TOTAL PREFERRED STOCK (Cost $739,411)        $    474,084
                                                           ------------
             COMMON STOCKS - 90.1%
             BASIC MATERIALS - 7.5%
             Chemicals - 1.3%
  76,200     The Geon Co.                                  $  1,747,837
                                                           ------------
             Chemicals (Specialty) - 1.3%
 116,300     Agrium, Inc.                                  $  1,468,287
  30,000     Borden Chemicals & Plastics, L.P.                  172,500
   3,400     NL Industries, Inc.                                 68,000
                                                           ------------
                                                           $  1,708,787
                                                           ------------
             Gold & Precious Metals Mining - 0.8%
  37,000     Newmont Mining Corp.                          $    874,125
  35,000     TVX Gold Inc.*                                     107,187
                                                           ------------
                                                           $    981,312
                                                           ------------
             Iron & Steel - 0.8%
 106,000     LTV Corp.                                     $  1,013,625
                                                           ------------
             Metals & Mining - 0.6%
  23,000     Freeport-McMoRan Copper & Gold, Inc.          $    327,750
  21,000     Penn Engineering & Manufacturing Corp.             517,125
                                                           ------------
                                                           $    844,875
                                                           ------------
             Paper & Forest Products - 2.7%
  33,000     Bowater, Inc.                                 $  1,559,250
  20,200     Consolidated Papers, Inc.                          550,450
  75,000     Louisiana-Pacific Corp.                          1,368,750
                                                           ------------
                                                           $  3,478,450
                                                           ------------
              TOTAL BASIC MATERIALS                        $  9,774,886
                                                           ------------
             CAPITAL GOODS - 9.8%
             Electrical Equipment - 3.0%
  19,000     Belden, Inc.                                  $    581,875
  21,000     Philips Electronics NV (NY Shares)               1,785,000
  88,765     Vishay Intertechnology, Inc.*                    1,592,222
                                                           ------------
                                                           $  3,959,097
                                                           ------------
             Engineering & Construction - 1.4%
 130,000     Morrison Knudsen Corp.*                       $  1,828,125
                                                           ------------
             Manufacturing (Diversified) - 2.0%
  20,000     Corning, Inc.                                 $    701,950
  48,000     Raychem Corp.                                    1,419,000
  22,500     U.S. Industries, Inc.                              556,875
                                                           ------------
                                                           $  2,677,825
                                                           ------------
             Metal Fabricators - 1.5%
  43,500     Brush Wellman, Inc.                           $    894,468
  62,200     CommScope, Inc.*                                 1,003,625
                                                           ------------
                                                           $  1,898,093
                                                           ------------
             Office Equipment & Supplies - 0.5%
  45,000     Moore Corporation Ltd.                        $    596,250
                                                           ------------
             Waste Management - 1.4%
  54,000     Waste Management, Inc.                        $  1,890,000
                                                           ------------
              TOTAL CAPITAL GOODS                          $ 12,849,390
                                                           ------------
             COMMUNICATION SERVICES - 8.7%
             Telecommunications (Long Distance) - 1.5%
  28,000     Sprint Corp.                                  $  1,974,000
                                                           ------------
             Telephone - 7.2%
  36,914     Bell Atlantic Corp.                           $  1,684,201
  91,649     Citizens Utilities Co. (Class B)*                  882,124
  84,000     Frontier Corp.                                   2,646,000
  39,000     GTE Corp.                                        2,169,375
  49,500     Telephone and Data Systems, Inc.                 1,949,063
                                                           ------------
                                                           $  9,330,763
                                                           ------------
              TOTAL COMMUNICATION SERVICES                 $ 11,304,763
                                                           ------------


   The accompanying notes are an integral part of these financial statements.

Capital Growth Portfolio
Schedule of Investments - June 30, 1998 (unaudited)
--------------------------------------------------------------------------------


  Shares                                                          Value
--------------------------------------------------------------------------------
             CONSUMER CYCLICALS - 14.3%
             Auto Parts & Equipment - 1.4%
  47,000     ITT Industries                                   $  1,756,625
                                                              ------------
             Automobiles - 1.0%
  54,500     Republic Industries, Inc.*                       $  1,362,500
                                                              ------------
             Consumer (Jewelry, Novelties & Gifts) - 0.7%
  40,000     Jostens, Inc.                                    $    965,000
                                                              ------------
             Household Furniture & Appliances - 0.6%
  21,100     Harman International Industries, Inc.            $    812,350
                                                              ------------
             Leisure Time (Products) - 3.0%
  45,300     Arctic Cat, Inc.                                 $    447,338
  39,000     Callaway Golf Co.                                     767,813
  68,000     Hasbro, Inc.                                        2,673,250
                                                              ------------
                                                              $  3,888,401
                                                              ------------
             Publishing - 0.4%
  40,800     PRIMEDIA, Inc.*                                  $    553,350
                                                              ------------
             Retail (Specialty) - 2.7%
  22,000     Cole National Corp.*                             $    880,000
  68,000     Pep Boys - Manny, Moe & Jack                        1,287,750
  68,000     Venator Group, Inc.*                                1,300,500
                                                              ------------
                                                              $  3,468,250
                                                              ------------
             Textiles (Apparel) - 3.4%
  45,000     Fruit of the Loom, Inc.*                         $  1,493,438
  35,000     Justin Industries                                     564,375
  36,000     Reebok International Ltd.*                            996,750
  85,000     The Stride Rite Corp.                               1,280,313
  51,300     Tultex Corp.*                                         125,044
                                                              ------------
                                                              $  4,459,920
                                                              ------------
             Textiles (Specialty) - 1.1%
  65,000     Wellman, Inc.                                    $  1,474,688
                                                              ------------
              TOTAL CONSUMER CYCLICALS                        $ 18,741,084
                                                              ------------
             CONSUMER STAPLES - 13.1%
             Foods - 1.1%
  67,000     Tyson Foods, Inc.                                $  1,453,063
                                                              ------------
             Entertainment - 2.2%
  50,000     Viacom, Inc. (Class B) (Non-voting)*             $  2,912,500
                                                              ------------
             Household Products (Non-Durables) - 0.9%
  15,000     Kimberly Clark Corp.                             $    688,125
  39,000     The Rival Co.                                         526,500
                                                              ------------
                                                              $  1,214,625
                                                              ------------
             Housewares - 1.4%
  62,000     Tupperware Corp.                                 $  1,743,750
                                                              ------------
             Restaurants - 3.7%
 122,800     Lone Star Steakhouse & Saloon, Inc.*             $  1,696,175
  46,000     McDonald's Corp.                                    3,174,000
                                                              ------------
                                                              $  4,870,175
                                                              ------------
             Retail Stores (Food Chains) - 1.0%
  38,000     The Great Atlantic & Pacific Tea Co., Inc.       $  1,256,375
                                                              ------------
             Services (Employment) - 1.7%
  56,000     The Loewen Group, Inc.                           $  1,514,147
  25,000     Manpower, Inc.                                        717,187
                                                              ------------
                                                              $  2,231,334
                                                              ------------
             Specialty Printing - 1.1%
  87,500     John H. Harland Co.                              $  1,482,031
                                                              ------------
              TOTAL CONSUMER STAPLES                          $ 17,163,853
                                                              ------------
             ENERGY - 4.0%
             Oil (Domestic Integrated) - 1.6%
  26,000     Atlantic Richfield Co.                           $  2,031,250
                                                              ------------
             Oil & Gas (Drilling & Equipment) - 0.7%
  25,200     ENSCO International, Inc.                        $    437,850
  16,500     Tidewater, Inc.                                       544,500
                                                              ------------
                                                              $    982,350
                                                              ------------


   The accompanying notes are an integral part of these financial statements.

Capital Growth Portfolio
Schedule of Investments - June 30, 1998 (unaudited)
--------------------------------------------------------------------------------


  Shares                                                          Value
--------------------------------------------------------------------------------
            Oil & Gas (Exploration/Production) - 1.7%
  16,700    Crystal Oil Co.*                                  $    701,400
  25,000    Oryx Energy Co.*                                       553,125
  35,000    Seagull Energy Corp.*                                  579,687
  23,000    Union Pacific Resources Group, Inc.                    403,937
                                                              ------------
                                                              $  2,238,149
                                                              ------------
             TOTAL ENERGY                                     $  5,251,749
                                                              ------------
            FINANCIAL - 9.3%
            Consumer Finance - 1.4%
  42,000    Green Tree Financial Corp.                        $  1,798,125
                                                              ------------
            Financial (Diversified) - 2.0%
  15,029    American General Corp.                            $  1,069,877
  19,700    Equitable Companies, Inc.                            1,476,269
                                                              ------------
                                                              $  2,546,146
                                                              ------------
            Insurance (Life/Health) - 0.5%
  15,000    Conseco, Inc.                                     $    701,250
                                                              ------------
            Insurance (Property/Casualty) - 3.5%
  11,700    Allmerica Financial Corp.                         $    760,500
  20,000    Financial Security Assurance Holdings Ltd.           1,175,000
  94,000    20th Century Industries                              2,696,625
                                                              ------------
                                                              $  4,632,125
                                                              ------------
            Investment Management - 0.9%
  44,000    United Asset Management Corp.                     $  1,146,750
                                                              ------------
            Savings & Loan Companies - 1.0%
  30,000    Washington Mutual, Inc.                           $  1,303,125
                                                              ------------
             TOTAL FINANCIAL                                  $ 12,127,521
                                                              ------------
            HEALTHCARE - 5.9%
            Healthcare (Diversified) - 1.2%
  35,000    IVAX Corp.*                                       $    323,750
  32,000    Mallinckrodt, Inc.                                     950,000
  30,000    Medeva Plc (A.D.R.)                                    341,250
                                                              ------------
                                                              $  1,615,000
                                                              ------------
            Healthcare (Hospital Management) - 2.2%
  89,000    Columbia/HCA Healthcare Corp.                     $  2,592,125
  16,000    Sun Healthcare Group, Inc.*                            235,000
                                                              ------------
                                                              $  2,827,125
                                                              ------------
            Healthcare (Long-Term Care) - 1.4%
  50,000    Integrated Health Services, Inc.                  $  1,875,000
                                                              ------------
            Healthcare (Managed Care) - 0.5%
  60,000    Mid Atlantic Medical Services, Inc.*              $    690,000
                                                              ------------
            Healthcare (Medical Products/Supplies) - 0.6%
  12,500    Beckman Coulter, Inc.                             $    728,125
                                                              ------------
             TOTAL HEALTHCARE                                 $  7,735,250
                                                              ------------
            TECHNOLOGY - 14.7%
            Communications Equipment - 3.1%
  40,000    Alcatel Alsthom (A.D.R.)                          $  1,627,500
  49,000    Andrew Corp.*                                          885,063
  50,000    DSC Communications Corp.*                            1,500,000
                                                              ------------
                                                              $  4,012,563
                                                              ------------
            Computers (Hardware) - 2.1%
  84,000    NCR Corp.*                                        $  2,730,000
                                                              ------------
            Computers (Peripherals) - 0.9%
  30,000    Intergraph Corp.*                                 $    256,875
  37,000    Seagate Technology, Inc.*                              881,063
                                                              ------------
                                                              $  1,137,938
                                                              ------------
            Computers (Software & Services) - 2.0%
  70,000    Broderbund Software, Inc.*                        $  1,596,875
  35,000    Unisys Corp.*                                          988,750
                                                              ------------
                                                              $  2,585,625
                                                              ------------
            Electronics (Component Distributors) - 0.9%
  43,000    Marshall Industries*                              $  1,171,750
                                                              ------------


   The accompanying notes are an integral part of these financial statements.

Capital Growth Portfolio
Schedule of Investments - June 30, 1998 (unaudited)
--------------------------------------------------------------------------------


    Shares                                                                                                       Value
---------------------------------------------------------------------------------------------------------------------------
                Electronics (Defense) - 0.2%
     20,000     Whittaker Corp.*                                                                             $    265,000
                                                                                                             ------------
                Equipment (Semiconductors) - 0.3%
     15,000     Teradyne, Inc.*                                                                              $    401,250
                                                                                                             ------------
                Photography/Imaging - 3.6%
     27,100     Eastman Kodak Co.                                                                            $  1,979,994
    110,000     Imation Corp.*                                                                                  1,821,875
     27,400     Polaroid Corp.                                                                                    974,412
                                                                                                             ------------
                                                                                                             $  4,776,281
                                                                                                             ------------
                Services (Data Processing) - 1.6%
     63,500     First Data Corp.                                                                             $  2,115,344
                                                                                                             ------------
                 TOTAL TECHNOLOGY                                                                            $ 19,195,751
                                                                                                             ------------
                TRANSPORTATION - 1.3%
                Railroads - 1.3%
     18,000     Norfolk Southern Corp.                                                                       $    536,625
     26,500     Union Pacific Corp.                                                                             1,169,312
                                                                                                             ------------
                 TOTAL TRANSPORTATION                                                                        $  1,705,937
                                                                                                             ------------
                UTILITIES - 1.5%
                Electronic Companies - 1.5%
      7,000     BEC Energy Co.                                                                               $    290,500
     25,000     Dominion Resources, Inc.                                                                        1,018,750
     15,000     DTE Energy Co.                                                                                    605,625
                                                                                                             ------------
                 TOTAL UTILITIES                                                                             $  1,914,875
                                                                                                             ------------
                 TOTAL COMMON STOCKS (Cost $111,087,757)                                                     $117,765,059
                                                                                                             ------------
                 TOTAL INVESTMENT IN SECURITIES (Cost $111,827,168)                                          $118,239,143
                                                                                                             ------------
 Principal
  Amount
-----------
                TEMPORARY CASH INVESTMENTS - 9.5%
                Commercial Paper - 9.5%
 $4,750,000     American Express Credit Corp., 5.65%, 7/1/98                                                 $  4,750,000
  2,903,000     Ford Motor Credit Co., 5.65%, 7/6/98                                                            2,903,000
  4,816,000     Norwest Financial, Inc., 6.03%, 7/2/98                                                          4,816,000
                                                                                                             ------------
                 TOTAL TEMPORARY CASH INVESTMENTS (Cost $12,469,000)                                         $ 12,469,000
                                                                                                             ------------
                 TOTAL INVESTMENT IN SECURITIES AND
                  TEMPORARY CASH INVESTMENTS - 100% (Cost $124,296,168)(a)                                   $130,708,143
                                                                                                             ============
               * Non-income producing security.
             (a) At June 30, 1998, the net unrealized gain on investments based on cost for federal income tax purposes of $124,375,525 was as follows:
                 Aggregate gross unrealized gain for all investments in which there is an excess of value
                 over tax cost                                                                               $ 15,522,360
                 Aggregate gross unrealized loss for all investments in which there is an excess of tax
                 cost over value                                                                               (9,189,742)
                                                                                                             ------------
                 Net unrealized gain                                                                         $  6,332,618
                                                                                                             ============
                 Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 1998 aggregated $49,039,339 and $38,416,066, respectively.


   The accompanying notes are an integral part of these financial statements.

Capital Growth Portfolio
Balance Sheet
June 30, 1998 (unaudited)
--------------------------------------------------------------------------------

Assets:
 Investment in securities, at value (including temporary cash investments
  of $12,469,000) (cost $124,296,168)                                           $130,708,143
 Cash                                                                                    270
 Receivables--
  Investment securities sold                                                         433,124
  Fund shares sold                                                                   214,824
  Dividends and interest                                                             129,449
 Other                                                                                   476
                                                                                ------------
   Total assets                                                                 $131,486,286
                                                                                ------------
Liabilities:
 Payables--
  Investment securities purchased                                               $    790,165
  Fund shares repurchased                                                              6,593
 Due to affiliates                                                                    75,277
 Accrued expenses                                                                     25,398
                                                                                ------------
   Total liabilities                                                            $    897,433
                                                                                ------------
Net Assets:
 Paid-in capital                                                                $113,701,020
 Accumulated undistributed net investment income                                     568,664
 Accumulated undistributed net realized gain on investments                        9,907,194
 Net unrealized gain on investments                                                6,411,975
                                                                                ------------
   Total net assets                                                             $130,588,853
                                                                                ============
Net Asset Value Per Share:
 (Unlimited number of shares authorized)
  Based on $130,588,853/7,973,299 shares                                        $      16.38
                                                                                ============

   The accompanying notes are an integral part of these financial statements.

Captial Growth Portfolio
Statement of Operations
For the Six Months Ended June 30, 1998 (unaudited)
--------------------------------------------------------------------------------

Investment Income:
 Dividends (net of foreign taxes withheld of $930)          $631,784
 Interest                                                    320,966
                                                            --------
   Total investment income                                                 $   952,750
                                                                           -----------
Expenses:
 Management fees                                            $388,505
 Transfer agent fees                                             625
 Accounting                                                   16,813
 Custodian fees                                               24,031
 Professional fees                                             6,164
 Printing                                                      4,192
 Fees and expenses of nonaffliated trustees                      566
 Miscellaneous                                                 9,757
                                                            --------
   Total expenses                                                          $   450,653
   Less fees paid indirectly                                                      (801)
                                                                           -----------
   Net expenses                                                            $   449,852
                                                                           -----------
    Net investment income                                                  $   502,898
                                                                           -----------
Realized and Unrealized Gain (Loss) on Investments:
 Net realized gain on investments                                          $ 9,903,479
 Change in net unrealized gain on investments                               (1,307,812)
                                                                           -----------
  Net gain on investments                                                  $ 8,595,667
                                                                           -----------
  Net increase in net assets resulting from operations                     $ 9,098,565
                                                                           ===========

   The accompanying notes are an integral part of these financial statements.

Capital Growth Portfolio
Statements of Changes in Net Assets
For the Six Months Ended June 30, 1998 and the Year Ended December 31, 1997
--------------------------------------------------------------------------------


                                                                                       Six Months
                                                                                         Ended
                                                                                     June 30, 1998        Year Ended
                                                                                      (unaudited)      December 31, 1997
                                                                                     -------------     -----------------
From Operations:
 Net investment income                                                               $    502,898        $    789,549
 Net realized gain on investments                                                       9,903,479           7,625,055
 Change in net unrealized gain on investments                                          (1,307,812)          6,236,718
                                                                                     ------------        ------------
   Net increase in net assets resulting from
     operations                                                                      $  9,098,565        $ 14,651,322
                                                                                     ------------        ------------
Distributions to Shareholders:
 Net investment income ($0.10 and $0.00 per
  share, respectively)                                                               $   (732,912)       $         --
 Net realized gain ($1.03 and $0.11 per share,
  respectively)                                                                        (7,620,509)           (556,650)
                                                                                     ------------        ------------
    Total distributions to shareholders                                              $ (8,353,421)       $   (556,650)
                                                                                     ------------        ------------
From Fund Share Transactions:                        '98 Shares     '97 Shares
                                                     ----------     ----------
 Net proceeds from sale of shares                     1,215,251      3,048,885       $ 20,980,873        $ 46,594,217
 Reinvestment of distributions                          515,962         36,889          8,353,421             556,650
 Cost of shares repurchased                            (290,061)      (275,697)        (4,966,821)         (4,341,358)
                                                      ---------      ---------       ------------        ------------
   Net increase in net assets resulting
     from fund share transactions                     1,441,152      2,810,077       $ 24,367,473        $ 42,809,509
                                                      =========      =========       ------------        ------------
   Net increase in net assets                                                        $ 25,112,617        $ 56,904,181
Net Assets:
 Beginning of period                                                                  105,476,236          48,572,055
                                                                                     ------------        ------------
 End of period (including accumulated undistributed
  net investment income of $568,664 and
  $798,678, respectively)                                                            $130,588,853        $105,476,236
                                                                                     ============        ============


   The accompanying notes are an integral part of these financial statements.

Capital Growth Portfolio
Financial Highlights
June 30, 1998
--------------------------------------------------------------------------------


                                          Six Months
                                             Ended
                                         June 30, 1998       Year Ended          Year Ended      March 1, 1995 to
                                          (unaudited)    December 31, 1997   December 31, 1996   December 31, 1995
                                         -------------   -----------------   -----------------   -----------------
Net asset value, beginning of period      $  16.15            $  13.05            $ 11.57             $10.00
                                          --------            --------            -------             ------
Increase from investment operations:
 Net investment income                    $   0.05            $   0.12            $  0.03             $ 0.02
 Net realized and unrealized gain on
  investments                                 1.31                3.09               1.71               1.69
                                          --------            --------            -------             ------
  Net increase from investment
   operations                             $   1.36            $   3.21            $  1.74             $ 1.71
Distributions to shareholders:
 Net investment income                       (0.10)                 --              (0.03)             (0.02)
 Net realized gain                           (1.03)              (0.11)             (0.23)             (0.12)
                                          --------            --------            -------             ------
   Net increase in net asset value        $   0.23            $   3.10            $  1.48             $ 1.57
                                          --------            --------            -------             ------
Net asset value, end of period            $  16.38            $  16.15            $ 13.05             $11.57
                                          ========            ========            =======             ======
Total return*                                 8.50%              24.69%             15.03%             17.13%
Ratio of net expenses to average net
 assets                                       0.75%**+            0.80%+             0.93%+             1.56%**+
Ratio of net investment income to
 average net assets                           0.84%**+            1.02%+             0.37%+             0.48%**+
Portfolio turnover rate                         71%**               50%                41%                46%
Net assets, end of period
 (in thousands)                           $130,589            $105,476            $48,572             $9,357
Ratios assuming no waiver of
 management fees and assumption
 of expenses by PMC and no
 reduction for fees paid indirectly:
 Net expenses                                 0.75%**             0.80%              0.95%              3.95%**
 Net investment income (loss)                 0.84%**             1.02%              0.35%             (1.91)%**
Ratios assuming waiver of
 management fees and assumption
 of expenses by PMC and reduction
 for fees paid indirectly:
 Net expenses                                 0.75%**             0.79%              0.92%              1.49%**
 Net investment income                        0.84%**             1.03%              0.38%              0.55%**


 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

** Annualized.

 + Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Growth Shares Portfolio
Schedule of Investments - June 30, 1998 (unaudited)
--------------------------------------------------------------------------------


 Shares                                                        Value
--------------------------------------------------------------------------------
           INVESTMENT IN SECURITIES - 93.6%
           PREFERRED STOCK - 2.4%
  1,362    SAP AG                                           $  925,323
                                                            ----------
            TOTAL PREFERRED STOCK (Cost $579,997)           $  925,323
                                                            ----------
           COMMON STOCKS - 91.2%
           BASIC MATERIALS - 10.7%
           Agricultural Products - 5.5%
 50,087    Pioneer Hi-Bred International, Inc.              $2,072,350
                                                            ----------
           Chemicals (Specialty) - 5.2%
 33,487    Minerals Technologies Inc.                       $1,703,651
  6,562    OM Group, Inc.                                      270,683
                                                            ----------
                                                            $1,974,334
                                                            ----------
            TOTAL BASIC MATERIALS                           $4,046,684
                                                            ----------
           CAPITAL GOODS - 4.6%
           Electrical Equipment - 2.0%
 10,000    Molex, Inc.                                      $  250,000
 20,537    Molex, Inc. (Non-voting)                            480,052
                                                            ----------
                                                            $  730,052
                                                            ----------
           Manufacturing (Specialized) - 2.6%
 26,900    Sealed Air Corp.*                                $  988,575
                                                            ----------
            TOTAL CAPITAL GOODS                             $1,718,627
                                                            ----------
           CONSUMER CYCLICALS - 11.6%
           Building Materials - 2.3%
 19,100    Fastenal Co.                                     $  886,956
                                                            ----------
           Retail (General Merchandise) - 3.0%
 26,625    Fred Meyer, Inc.*                                $1,131,563
                                                            ----------
           Retail (Specialty) - 1.3%
 13,601    Barnes & Noble, Inc.*                            $  509,187
                                                            ----------
           Services (Commercial & Consumer) - 1.3%
  9,400    Cintas Corp.                                     $  479,400
                                                            ----------
           Textiles (Apparel) - 3.7%
 28,381    Nike, Inc. (Class B)                             $1,381,800
                                                            ----------
            TOTAL CONSUMER CYCLICALS                        $4,388,906
                                                            ----------
           CONSUMER STAPLES - 23.9%
           Beverages (Non-Alcoholic) - 3.8%
 16,872    The Coca-Cola Co.                                $1,442,556
                                                            ----------
           Broadcasting (Television/Radio/Cable) - 2.1%
 19,200    Comcast Corp. (Non-voting)                       $  779,400
                                                            ----------
           Entertainment - 1.2%
  4,224    The Walt Disney Co.                              $  443,784
                                                            ----------
           Foods - 3.9%
 15,078    Wrigley (Wm.) Jr. Co.                            $1,477,644
                                                            ----------
           Household Products (Non-Durables) - 3.1%
 12,700    Procter & Gamble Co.                             $1,156,494
                                                            ----------
           Personal Care - 3.1%
 20,564    Gillette Co.                                     $1,165,722
                                                            ----------
           Restaurants - 3.7%
 20,576    McDonald's Corp.                                 $1,419,744
                                                            ----------
           Retail (Drug Stores) - 3.0%
 27,557    Walgreen Co.                                     $1,138,449
                                                            ----------
            TOTAL CONSUMER STAPLES                          $9,023,793
                                                            ----------
           FINANCIAL - 12.1%
           Insurance (Multi-Line) - 3.6%
  9,244    American International Group, Inc.               $1,349,624
                                                            ----------
           Insurance (Property/Casualty) - 4.9%
 11,900    Progressive Corp.                                $1,677,900
  5,723    20th Century Industries                             164,179
                                                            ----------
                                                            $1,842,079
                                                            ----------


   The accompanying notes are an integral part of these financial statements.

Growth Shares Portfolio
Schedule of Investments - June 30, 1998 (unaudited)
--------------------------------------------------------------------------------


   Shares                                                                                                       Value
--------------------------------------------------------------------------------------------------------------------------
               Investment Banking/Brokerage - 1.9%
     22,825    Charles Schwab Corp.                                                                          $   741,813
                                                                                                             -----------
               Investment Management - 1.7%
     11,966    Franklin Resources, Inc.                                                                      $   646,164
                                                                                                             -----------
                TOTAL FINANCIAL                                                                              $ 4,579,680
                                                                                                             -----------
               HEALTHCARE - 11.0%
               Healthcare (Drugs/Major Pharmaceuticals) - 11.0%
      6,158    Merck & Co., Inc.                                                                             $   823,633
     41,021    Monsanto Co.                                                                                    2,292,048
      9,506    Pfizer, Inc.                                                                                    1,033,183
                                                                                                             -----------
                TOTAL HEALTHCARE                                                                             $ 4,148,864
                                                                                                             -----------
               TECHNOLOGY - 17.3%
               Computers (Hardware) - 5.4%
     21,938    Dell Computer Corp.*                                                                          $ 2,036,121
                                                                                                             -----------
               Computers (Networking) - 2.0%
      8,328    Cisco Systems, Inc.*                                                                          $   766,697
                                                                                                             -----------
               Computers (Software & Services) - 3.2%
     11,262    Microsoft Corp.*                                                                              $ 1,220,516
                                                                                                             -----------
               Electronics (Semiconductors) - 2.4%
     12,352    Intel Corp.                                                                                   $   915,592
                                                                                                             -----------
               Equipment (Semiconductors) - 1.1%
     13,436    Applied Materials, Inc.*                                                                      $   396,362
                                                                                                             -----------
               Services (Data Processing) - 3.2%
     36,163    First Data Corp.                                                                              $ 1,204,680
                                                                                                             -----------
                TOTAL TECHNOLOGY                                                                             $ 6,539,968
                                                                                                             -----------
                TOTAL COMMON STOCKS (Cost $31,696,085)                                                       $34,446,522
                                                                                                             -----------
                TOTAL INVESTMENT IN SECURITIES (Cost $32,276,082)                                            $35,371,845
                                                                                                             -----------
 Principal
   Amount
  ---------
               TEMPORARY CASH INVESTMENT - 6.4%
               Repurchase Agreement - 6.4%
 $2,400,000    Chase Manhattan Bank, 5.25%, 7/1/98, repurchase price of $2,400,000 plus accrued
                interest on 7/1/98, collateralized by $2,418,000 U.S. Treasury Notes, 5.5%, 3/31/00          $ 2,400,000
                                                                                                             -----------
                TOTAL TEMPORARY CASH INVESTMENT (Cost $2,400,000)                                            $ 2,400,000
                                                                                                             -----------
                TOTAL INVESTMENT IN SECURITIES AND
                 TEMPORARY CASH INVESTMENT - 100% (Cost $34,676,082)(a)                                      $37,771,845
                                                                                                             ===========
              * Non-income producing security.
            (a) At June 30, 1998, the net unrealized gain on investments, based on cost for federal income tax purposes of $34,690,773, was as follows:
                Aggregate gross unrealized gain for all investments in which there is an excess of value
                over tax cost                                                                                $ 3,997,685
                Aggregate gross unrealized loss for all investments in which there is an excess of tax
                cost over value                                                                                 (916,613)
                                                                                                             -----------
                Net unrealized gain                                                                          $ 3,081,072
                                                                                                             ===========
                Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 1998 aggregated $28,706,627 and $621,804, respectively.


   The accompanying notes are an integral part of these financial statements.

Growth Shares Portfolio
Balance Sheet
June 30, 1998 (unaudited)
--------------------------------------------------------------------------------


Assets:
 Investment in securities, at value (including temporary
  cash investment of $2,400,000) (cost $34,676,082)          $37,771,845
 Cash                                                             13,701
 Receivables--
  Investment securities sold                                      20,626
  Fund shares sold                                               352,177
  Dividends and interest                                          15,098
                                                             -----------
   Total assets                                              $38,173,447
                                                             -----------
Liabilities:
 Payables--
  Investment securities purchased                            $ 1,018,302
  Fund shares repurchased                                             23
 Due to affiliates                                                24,957
 Accrued expenses                                                 20,529
                                                             -----------
   Total liabilities                                         $ 1,063,811
                                                             -----------
Net Assets:
 Paid-in capital                                             $34,028,833
 Accumulated net investment loss                                  (5,327)
 Accumulated net realized loss on investments                     (9,633)
 Net unrealized gain on investments                            3,095,763
                                                             -----------
   Total net assets                                          $37,109,636
                                                             ===========
Net Asset Value Per Share:
 (Unlimited number of shares authorized)
  Based on $37,109,636/1,967,790 shares)                     $     18.86
                                                             ===========


   The accompanying notes are an integral part of these financial statements.

Growth Shares Portfolio
Statement of Operations
For the Six Months Ended June 30, 1998 (unaudited)
--------------------------------------------------------------------------------

Investment Income:
 Dividends (net of foreign taxes withheld of $188)          $41,765
 Interest                                                    43,276
                                                            -------
   Total investment income                                                $   85,041
                                                                          ----------
Expenses:
 Management fees                                            $59,292
 Transfer agent fees                                            709
 Accounting                                                   6,783
 Custodian fees                                              27,186
 Professional fees                                            7,453
 Printing                                                     1,957
 Fees and expenses of nonaffiliated trustees                    313
 Miscellaneous                                                1,733
                                                            -------
   Total expenses                                                         $  105,426
   Less management fees waived by
     Pioneering Management Corporation                                       (13,678)
   Less fees paid indirectly                                                  (1,471)
                                                                          ----------
   Net expenses                                                           $   90,277
                                                                          ----------
    Net investment loss                                                   $   (5,236)
                                                                          ----------
Realized and Unrealized Gain (Loss) on Investments:
 Net realized loss on investments                                         $   (5,575)
 Change in net unrealized gain on investments                              3,070,994
                                                                          ----------
  Net gain on investments                                                 $3,065,419
                                                                          ----------
  Net increase in net assets resulting from operations                    $3,060,183
                                                                          ==========

   The accompanying notes are an integral part of these financial statements.

Growth Shares Portfolio
Statements of Changes in Net Assets
For the Six Months Ended June 30, 1998 and the Period Ended December 31, 1997
--------------------------------------------------------------------------------


                                                                                 Six Months
                                                                                   Ended         October 31,1997
                                                                               June 30, 1998           to
                                                                                (unaudited)     December 31, 1997
                                                                               -------------    -----------------
From Operations:
 Net investment income (loss)                                                   $    (5,236)       $    1,773
 Net realized loss on investments                                                    (5,575)           (4,058)
 Change in net unrealized gain on investments                                     3,070,994            24,769
                                                                                -----------        ----------
   Net increase in net assets resulting
     from operations                                                            $ 3,060,183        $   22,484
                                                                                -----------        ----------
Distributions to Shareholders:
 Net investment income ($0.00 and $0.00 per
  share, respectively)                                                          $    (1,864)       $       --
                                                                                -----------        ----------
    Total distributions to shareholders                                         $    (1,864)       $       --
                                                                                -----------        ----------
From Fund Share Transactions:                   '98 Shares   '97 Shares
                                                ----------   ----------
 Net proceeds from sale of shares                1,842,655     302,450          $32,626,961        $4,620,514
 Reinvestment of distributions                          99          --                1,864                --
 Cost of shares repurchased                       (177,884)     (6,196)          (3,223,992)          (96,514)
                                                 ---------     -------          -----------        ----------
  Net increase in net assets resulting from
   fund share transactions                       1,664,870     296,254          $29,404,833        $4,524,000
                                                 =========     =======          -----------        ----------
  Net increase in net assets                                                    $32,463,152        $4,546,484
Net Assets:
 Beginning of period                                                              4,646,484           100,000
                                                                                -----------        ----------
 End of period (including accumulated net
  investment income (loss) of ($5,327) and
  $1,773, respectively)                                                         $37,109,636        $4,646,484
                                                                                ===========        ==========


   The accompanying notes are an integral part of these financial statements.

Growth Shares Portfolio
Financial Highlights
June 30, 1998
--------------------------------------------------------------------------------


                                                                      Six Months
                                                                         Ended
                                                                     June 30, 1998      October 31, 1997 to
                                                                      (unaudited)        December 31, 1997
                                                                     -------------      -------------------
Net asset value, beginning of period                                   $ 15.34                $15.00
                                                                       -------                ------
Increase (decrease) from investment operations:
 Net investment income (loss)                                          $ (0.01)               $ 0.01
 Net realized and unrealized gain on investments                          3.53                  0.33
                                                                       -------                ------
  Net increase from investment operations                              $  3.52                $ 0.34
Distributions to shareholders:
 Net investment income                                                    0.00                    --
                                                                       -------                ------
  Net increase in net asset value                                      $  3.52                $ 0.34
                                                                       -------                ------
Net asset value, end of period                                         $ 18.86                $15.34
                                                                       =======                ======
Total return*                                                            22.95%                 2.27%
Ratio of net expenses to average net assets                               0.99%**+              1.25%**
Ratio of net investment income (loss) to average net assets             ( 0.07)%**+             0.60%**
Portfolio turnover rate                                                      7%**                 16%**
Net assets, end of period (in thousands)                               $37,110                $4,646
Ratios assuming no waiver of management fees and assumption
 of expenses by PMC and no reduction for fees paid indirectly:
 Net expenses                                                             1.14%**               6.57%**
 Net investment loss                                                     (0.22)%**             (4.72)%**
Ratios assuming waiver of management fees and assumption of
 expenses by PMC and reduction for fees paid indirectly:
 Net expenses                                                             0.98%**               1.25%**
 Net investment income (loss)                                            (0.06)%**              0.60%**


* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions and the complete redemption of the investment at net asset value at the end of each period.
** Annualized.
 + Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Real Estate Growth Portfolio
Schedule of Investments - June 30, 1998 (unaudited)
--------------------------------------------------------------------------------


   Shares                                                                                                       Value
--------------------------------------------------------------------------------------------------------------------------
               INVESTMENT IN SECURITIES - 96.5%
               REAL ESTATE INVESTMENT TRUSTS - 83.7%
     40,000    Apartment Investment & Mangement Co.                                                          $ 1,580,000
     85,000    Bedford Property Investors, Inc.                                                                1,551,250
     65,000    Brandywine Realty Trust                                                                         1,454,375
     44,000    Camden Property Trust                                                                           1,309,000
     45,000    Charles E. Smith Residential Realty                                                             1,440,000
     50,000    Cousins Properties, Inc.                                                                        1,493,750
     35,000    Developers Diversified Realty Corp.                                                             1,371,562
     48,157    Equity Office Properties Trust                                                                  1,366,455
     29,700    Equity Residential Property Trust                                                               1,408,894
     43,600    Felcor Suite Hotels Inc.                                                                        1,367,950
     35,000    Franchise Finance Corporation of America                                                          907,812
     55,000    Glenborough Realty Trust                                                                        1,450,625
     35,000    Highwoods Properties, Inc.                                                                      1,130,937
     11,000    Home Properties of New York, Inc.                                                                 283,250
     40,200    Irvine Apartment Communities, Inc.                                                              1,163,287
     40,000    Liberty Property Trust                                                                          1,022,500
     45,000    Macerich Co.                                                                                    1,319,063
     40,000    Mack-Cali Realty Corp.                                                                          1,375,000
     35,000    National Golf Properties, Inc.                                                                  1,050,000
     57,200    Pacific Gulf Properties Inc.                                                                    1,219,075
     65,199    Patriot American Hospitality, Inc.                                                              1,560,701
     70,000    Prentiss Properties Trust                                                                       1,701,875
     35,000    Public Storage, Inc.                                                                              980,000
     40,000    Simon DeBartolo Group, Inc.                                                                     1,300,000
     30,000    Spieker Properties, Inc.                                                                        1,162,500
     35,000    Starwood Hotels and Resorts Trust                                                               1,690,938
     50,000    Storage Trust Realty                                                                            1,168,750
     28,300    Sun Communities, Inc.                                                                             937,438
                                                                                                             -----------
                TOTAL REAL ESTATE INVESTMENTS TRUSTS                                                         $35,766,987
                                                                                                             -----------
               REAL ESTATE SERVICES - 9.9%
     43,000    Amresco, Inc.*                                                                                $ 1,252,375
     90,000    Catellus Development Corp.*                                                                     1,591,875
     65,000    Trizec Hahn Corp.                                                                               1,393,438
                                                                                                             -----------
                TOTAL REAL ESTATE SERVICES                                                                   $ 4,237,688
                                                                                                             -----------
               SERVICES - 2.9%
               Hotels & Restaurants - 2.9%
     70,000    Host Marriott Corp.*                                                                          $ 1,246,875
                                                                                                             -----------
                TOTAL SERVICES                                                                               $ 1,246,875
                                                                                                             -----------
                TOTAL INVESTMENT IN SECURITIES (Cost $39,404,232)                                            $41,251,550
                                                                                                             -----------
 Principal
   Amount
  ---------
               TEMPORARY CASH INVESTMENT - 3.5%
               Commercial Paper - 3.5%
 $1,498,000    Household Finance Corp., 6.05%, 7/1/98                                                        $ 1,498,000
                                                                                                             -----------
                TOTAL TEMPORARY CASH INVESTMENT (Cost $1,498,000)                                            $ 1,498,000
                                                                                                             -----------
                TOTAL INVESTMENT IN SECURITIES AND TEMPORARY
                CASH INVESTMENT - 100% (Cost $40,902,232)(a)                                                 $42,749,550
                                                                                                             ===========
              * Non-income producing security.
            (a) At June 30, 1998, the net unrealized gain on investments based on cost for federal income tax purposes of $40,902,857 was as follows:
                Aggregate gross unrealized gain for all investments in which there is an excess of value
                over tax cost                                                                                $ 2,247,782
                Aggregate gross unrealized loss for all investments in which there is an excess of tax
                cost over value                                                                                 (401,089)
                                                                                                             -----------
                Net unrealized gain                                                                          $ 1,846,693
                                                                                                             ===========
                Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 1998 aggregated $7,234,774 and $3,320,518, respectively.


   The accompanying notes are an integral part of these financial statements.

Real Estate Growth Portfolio
Balance Sheet
June 30, 1998 (unaudited)
--------------------------------------------------------------------------------

Assets:
 Investment in securities, at value (including temporary cash investment of
  $1,498,000) (cost $40,902,232)                                                  $42,749,550
 Cash                                                                                     803
 Receivables--
  Investment securities sold                                                          323,999
  Fund shares sold                                                                     12,823
  Dividends and interest                                                              254,202
 Other                                                                                    352
                                                                                  -----------
   Total assets                                                                   $43,341,729
                                                                                  -----------

Liabilities:
 Payables--
  Investment securities purchased                                                 $   412,217
  Fund shares repurchased                                                              68,197
 Due to affiliates                                                                     40,469
 Accrued expenses                                                                      13,073
                                                                                  -----------
   Total liabilities                                                              $   533,956
                                                                                  -----------

Net Assets:
 Paid-in capital                                                                  $40,689,847
 Accumulated undistributed net investment income                                       31,164
 Accumulated undistributed net realized gain                                          239,444
 Net unrealized gain on investments                                                 1,847,318
                                                                                  -----------
   Total net assets                                                               $42,807,773
                                                                                  ===========

Net Asset Value Per Share:
 (Unlimited number of shares authorized)
  Based on $42,807,773/2,761,435 shares                                           $     15.50
                                                                                  ===========

   The accompanying notes are an integral part of these financial statements.

Real Estate Growth Portfolio
Statement of Operations
For the Six Months Ended June 30, 1998 (unaudited)
--------------------------------------------------------------------------------


Investment Income:
 Dividends (net of withholding taxes of $1,350)             $1,051,048
 Interest                                                       38,255
                                                            ----------
   Total investment income                                                   $ 1,089,303
                                                                             -----------

Expenses:
 Management fees                                            $  214,458
 Transfer agent fees                                               501
 Accounting                                                     20,755
 Custodian fees                                                 13,044
 Professional fees                                               4,992
 Printing                                                          562
 Fees and expenses of nonaffiliated trustees                       232
 Miscellaneous                                                   3,604
                                                            ----------
   Total expenses                                                            $   258,148
   Less fees paid indirectly                                                        (509)
                                                                             -----------
   Net expenses                                                              $   257,639
                                                                             -----------
    Net investment income                                                    $   831,664
                                                                             -----------

Realized and Unrealized Gain (Loss) on Investments:
 Net realized gain on investments                                            $   243,665
 Change in net unrealized gain on investments                                 (3,708,916)
                                                                             -----------
  Net loss on investments                                                    $(3,465,251)
                                                                             -----------
  Net decrease in net assets resulting from operations                       $(2,633,587)
                                                                             ===========


   The accompanying notes are an integral part of these financial statements.

Real Estate Growth Portfolio
Statements of Changes in Net Assets
For the Six Months Ended June 30, 1998 and the Year Ended December 31, 1997
--------------------------------------------------------------------------------


                                                                                       Six Months
                                                                                         Ended
                                                                                     June 30, 1998        Year Ended
                                                                                      (unaudited)      December 31, 1997
                                                                                     -------------     -----------------
From Operations:
 Net investment income                                                                $   831,664         $   805,272
 Net realized gain on investments                                                         243,665             423,094
 Change in net unrealized gain on investments                                          (3,708,916)          4,120,591
                                                                                      -----------         -----------
  Net increase (decrease) in net assets resulting
   from operations                                                                    $(2,633,587)        $ 5,348,957
                                                                                      -----------         -----------
Distributions to Shareholders:
 Net investment income ($0.31 and $0.45 per
  share, respectively)                                                                $  (831,566)        $  (754,106)
 Net realized gain ($0.08 and $0.12 per share,
  respectively)                                                                          (220,126)           (269,649)
                                                                                      -----------         -----------
                                                                                      $(1,051,692)        $(1,023,755)
                                                                                      -----------         -----------
    Total distributions to shareholders
From Fund Share Transactions:                       '98 Shares      '97 Shares
                                                    ----------      ----------
 Net proceeds from sale of shares                     640,288        1,842,009        $10,476,787         $28,581,231
 Reinvestment of distributions                         68,027           64,684          1,051,692           1,023,755
 Cost of shares repurchased                          (443,705)        (178,423)        (7,222,139)         (2,858,890)
                                                     --------        ---------        -----------         -----------
  Net increase in net assets resulting from fund
   share transactions                                 264,610        1,728,270        $ 4,306,340         $26,746,096
                                                     ========        =========        -----------         -----------
  Net increase in net assets                                                          $   621,061         $31,071,298

Net Assets:
 Beginning of period                                                                   42,186,712          11,115,414
                                                                                      -----------         -----------
 End of period (including accumulated undistributed
  net investment income of $31,164 and $31,066,
  respectively)                                                                       $42,807,773         $42,186,712
                                                                                      ===========         ===========


   The accompanying notes are an integral part of these financial statements.

Real Estate Growth Portfolio
Financial Highlights
June 30, 1998
--------------------------------------------------------------------------------



                                          Six Months
                                            Ended
                                        June 30, 1998       Year Ended          Year Ended      March 31, 1995 to
                                         (unaudited)    December 31, 1997   December 31, 1996   December 31, 1995
                                        -------------   -----------------   -----------------   -----------------
Net asset value, beginning of period       $ 16.90           $ 14.46             $ 11.23           $ 10.00
                                           -------           -------             -------           -------
Increase (decrease) from investment
 operations:
 Net investment income                     $  0.31           $  0.47             $  0.54           $  0.12
 Net realized and unrealized gain
  (loss) on investments                      (1.32)             2.54                3.34              1.55
                                           -------           -------             -------           -------
  Net increase (decrease) from
   investment operations                   $ (1.01)          $  3.01             $  3.88           $  1.67
Distributions to shareholders:
 Net investment income                       (0.31)            (0.45)              (0.53)            (0.23)
 Tax return of capital                          --                --                  --             (0.18)
 Net realized gain                           (0.08)            (0.12)              (0.12)            (0.03)
                                           -------           -------             -------           -------
  Net increase (decrease) in net
   asset value                             $ (1.40)          $  2.44             $  3.23           $  1.23
                                           -------           -------             -------           -------
Net asset value, end of period             $ 15.50           $ 16.90             $ 14.46           $ 11.23
                                           =======           =======             =======           =======
Total return*                                (5.95)%           21.16%              35.73%            16.96%
Ratio of net expenses to average net
 assets                                       1.20%**+          1.25%+              1.34%+            2.10%**+
Ratio of net investment income to
 average net assets                           3.88%**+          3.16%+              4.63%+            2.68%**+
Portfolio turnover rate                         16%**             28%                 41%                1%**
Net assets, end of period
 (in thousands)                            $42,808           $42,187             $11,115           $   512
Ratios assuming no waiver of
 management fees and assumption
 of expenses by PMC and no
 reduction for fees paid indirectly:
 Net expenses                                 1.20%**           1.37%               3.35%            45.96%**
 Net investment income (loss)                 3.88%**           3.04%               2.62%           (41.18)%**
Ratios assuming waiver of
 management fees and assumption
 of expenses by PMC and reduction
 for fees paid indirectly:
 Net expenses                                 1.20%**           1.24%               1.24%             1.57%**
 Net investment income                        3.88%**           3.17%               4.73%             3.21%**



 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions and the complete redemption of the investment at net asset value at the end of each period.
** Annualized.
 + Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Growth and Income Portfolio
Schedule of Investments - June 30, 1998 (unaudited)
--------------------------------------------------------------------------------

 Shares                                                     Value
--------------------------------------------------------------------------------
           COMMON STOCKS - 97.9%
           BASIC MATERIALS - 6.3%
           Aluminum - 1.4%
  7,400    Aluminum Co. of America                       $  487,937
                                                         ----------
           Chemicals - 1.8%
  1,700    Dow Chemical Co.                              $  164,369
  6,500    E.I. du Pont de Nemours and Co.                  485,063
                                                         ----------
                                                         $  649,432
                                                         ----------
           Chemicals (Diversified) - 1.0%
  7,100    Bayer AG (A.D.R.)                             $  365,650
                                                         ----------
           Chemicals (Specialty) - 0.1%
    400    Ciba Specialty Chemicals AG (A.D.R.)          $   25,600
                                                         ----------
           Gold & Precious Metals Mining - 0.3%
  5,000    Newmont Mining Corp.                          $  118,125
                                                         ----------
           Iron & Steel - 0.9%
  5,400    Nucor Corp.                                   $  248,400
  4,900    Steel Dynamics, Inc.*                             67,988
                                                         ----------
                                                         $  316,388
                                                         ----------
           Metals Mining - 0.8%
  5,100    Phelps Dodge Corp.                            $  291,656
                                                         ----------
            TOTAL BASIC MATERIALS                        $2,254,788
                                                         ----------
           CAPITAL GOODS - 6.3%
           Aerospace/Defense - 0.7%
  2,400    Lockheed Martin Corp.                         $  254,100
                                                         ----------
           Electrical Equipment - 1.9%
 10,000    Emerson Electric Co.                          $  603,125
    900    General Electric Co.                              81,900
                                                         ----------
                                                         $  685,025
                                                         ----------
           Machinery (Diversified) - 2.1%
  6,900    Caterpillar, Inc.                             $  364,838
  7,500    Deere & Co.                                      396,562
                                                         ----------
                                                         $  761,400
                                                         ----------
           Manufacturing (Diversified) - 0.4%
  2,700    Johnson Controls, Inc.                        $  154,069
                                                         ----------
           Manufacturing (Specialized) - 0.6%
  7,000    Diebold, Inc.                                 $  202,125
                                                         ----------
           Office Equipment & Supplies - 0.6%
  8,600    Canon, Inc. (A.D.R.)                          $  196,725
                                                         ----------
            TOTAL CAPITAL GOODS                          $2,253,444
                                                         ----------
           COMMUNICATION SERVICES - 10.6%
           Telecommunications (Long Distance) - 1.2%
  6,200    Sprint Corp.                                  $  437,100
                                                         ----------
           Telephone - 9.4%
  5,000    Aliant Communications, Inc.                   $  137,188
 16,100    Ameritech Corp.                                  722,487
 10,400    Bell Atlantic Corp.                              474,500
  8,400    BellSouth Corp.                                  563,850
  9,100    GTE Corp.                                        506,187
  5,000    SBC Communications, Inc.                         200,000
  6,300    Teligent, Inc.*                                  185,456
 12,100    US West, Inc.                                    568,700
                                                         ----------
                                                         $3,358,368
                                                         ----------
            TOTAL COMMUNICATION SERVICES                 $3,795,468
                                                         ----------
           CONSUMER CYCLICALS - 10.8%
           Automobiles - 3.1%
  8,400    Chrysler Corp.                                $  473,550
 10,900    Ford Motor Co.                                   643,100
                                                         ----------
                                                         $1,116,650
                                                         ----------
           Household Furniture & Appliances - 1.0%
  4,100    Sony Corp. (A.D.R.)                           $  352,856
                                                         ----------

   The accompanying notes are an integral part of these financial statements.

Growth and Income Portfolio
Schedule of Investments - June 30, 1998 (unaudited)
--------------------------------------------------------------------------------


Shares                                                         Value
--------------------------------------------------------------------------------
           Publishing - 1.5%
  6,500    McGraw-Hill Co., Inc.                            $  530,156
                                                            ----------
           Publishing (Newspapers) - 0.5%
  2,800    Central Newspapers, Inc.                         $  195,300
                                                            ----------
           Retail (Department Stores) - 2.2%
  3,200    Harcourt General, Inc.                           $  190,400
  9,000    May Department Stores Co.                           589,500
                                                            ----------
                                                            $  779,900
                                                            ----------
           Retail (General Merchandise) - 2.5%
 11,200    Dayton Hudson Corp.                              $  543,200
  5,500    Wal-Mart Stores, Inc.                               334,125
                                                            ----------
                                                            $  877,325
                                                            ----------
            TOTAL CONSUMER CYCLICALS                        $3,852,187
                                                            ----------
           CONSUMER STAPLES - 11.1%
           Beverages (Non-Alcoholic) - 0.5%
  4,800    PepsiCo, Inc.                                    $  197,700
                                                            ----------
           Broadcasting (Television/Radio/Cable) - 0.8%
  2,600    Belo (A.H.) Corp.                                $   63,375
  7,000    CBS Corp.                                           222,250
    100    Hearst-Argyle Television, Inc.*                       4,000
                                                            ----------
                                                            $  289,625
                                                            ----------
           Distributors (Food & Health) - 0.4%
  5,000    Sysco Corp.                                      $  128,125
                                                            ----------
           Foods - 5.7%
  8,800    BestFoods                                        $  510,950
  8,900    ConAgra, Inc.                                       282,019
  7,200    General Mills, Inc.                                 492,300
  6,000    Heinz (H.J.) Co.                                    336,750
  1,700    Nestle SA (A.D.R.)                                  181,900
  4,100    Sara Lee Corp.                                      229,344
                                                            ----------
                                                            $2,033,263
                                                            ----------
           Household Products (Non-Durables) - 1.6%
  6,600    Colgate-Palmolive Co.                            $  580,800
                                                            ----------
           Restaurants - 1.0%
  5,000    McDonald's Corp.                                 $  345,000
                                                            ----------
           Retail Stores (Drug Stores) - 1.1%
  9,700    Walgreen Co.                                     $  400,731
                                                            ----------
            TOTAL CONSUMER STAPLES                          $3,975,244
                                                            ----------
           ENERGY - 4.1%
           Oil (International Integrated) - 3.0%
  6,800    Amoco Corp.                                      $  283,050
  4,600    Chevron Corp.                                       382,087
  3,100    Exxon Corp.                                         221,069
  2,500    Mobil Corp.                                         191,563
                                                            ----------
                                                            $1,077,769
                                                            ----------
           Oil & Gas (Drilling & Equipment) - 1.1%
  2,400    Schlumberger Ltd.                                $  163,950
  6,000    Smith International, Inc.*                          208,875
                                                            ----------
                                                            $  372,825
                                                            ----------
            TOTAL ENERGY                                    $1,450,594
                                                            ----------
           FINANCIAL - 21.2%
           Banks (Major Regional) - 5.9%
 12,700    The Bank of New York Co., Inc.                   $  770,731
  5,050    Comerica, Inc.                                      334,563
  1,200    Mellon Bank Corp.                                    83,550
  8,900    National City Corp.                                 631,900
  4,100    State Street Corp.                                  284,950
                                                            ----------
                                                            $2,105,694
                                                            ----------


   The accompanying notes are an integral part of these financial statements.

Growth and Income Portfolio
Schedule of Investments - June 30, 1998 (unaudited)
--------------------------------------------------------------------------------


Shares                                                            Value
--------------------------------------------------------------------------------
           Banks (Regional) - 1.0%
  8,400    First Tennessee National Corp.                      $  265,125
  2,000    Zions Bancorporation                                   106,250
                                                               ----------
                                                               $  371,375
                                                               ----------
           Financial (Diversified) - 1.6%
    760    Associates First Capital Corp.                      $   58,425
  5,000    Equitable Companies, Inc.                              374,687
  2,000    Federal National Mortgage Association                  121,500
                                                               ----------
                                                               $  554,612
                                                               ----------
           Insurance (Brokers) - 0.8%
  4,650    Marsh & McLennan Co., Inc.                          $  281,034
                                                               ----------
           Insurance (Life/Health) - 1.9%
 14,100    ReliaStar Financial Corp.                           $  676,800
                                                               ----------
           Insurance (Multi-Line) - 0.5%
  1,200    American International Group, Inc.                  $  175,200
                                                               ----------
           Insurance (Property/Casualty) - 5.0%
  5,400    Chubb Corp.                                         $  434,025
  3,800    Exel Ltd.                                              295,688
 10,600    Partnerre Ltd.                                         540,600
  6,000    Safeco Corp.                                           272,625
  6,000    St. Paul Companies, Inc.                               252,375
                                                               ----------
                                                               $1,795,313
                                                               ----------
           Investment Banking/Brokerage - 3.0%
  9,500    Charles Schwab Corp.                                $  308,750
  4,700    Merrill Lynch & Co., Inc.                              433,575
  7,700    Paine Webber Group, Inc.                               330,138
                                                               ----------
                                                               $1,072,463
                                                               ----------
           Investment Management - 1.0%
 20,000    Federated Investors, Inc.*                          $  370,000
                                                               ----------
           Savings & Loan Companies - 0.5%
  2,700    H.F. Ahmanson & Co.                                 $  191,700
                                                               ----------
            TOTAL FINANCIAL                                    $7,594,191
                                                               ----------
           HEALTHCARE - 11.8%
           Healthcare (Diversified) - 4.0%
  7,600    Abbott Laboratories                                 $  310,650
  4,000    Bristol-Myers Squibb Co.                               459,750
  7,500    Johnson & Johnson                                      553,125
  1,650    Warner-Lambert Co.                                     114,469
                                                               ----------
                                                               $1,437,994
                                                               ----------
           Healthcare (Drugs/Major Pharmaceuticals) - 6.2%
  8,000    Eli Lilly & Co.                                     $  528,500
  2,400    Novartis AG (A.D.R.)                                   199,800
  2,100    Roche Holdings AG (A.D.R.)                             206,325
  9,600    Schering-Plough Corp.                                  879,600
  6,500    SmithKline Beecham Plc (A.D.R.)                        393,250
                                                               ----------
                                                               $2,207,475
                                                               ----------
           Healthcare (Managed Care) - 0.6%
  3,000    United Healthcare Corp.                             $  190,500
                                                               ----------
           Healthcare (Medical Products/Supplies) - 1.0%
  4,700    Becton, Dickinson & Co.                             $  364,838
                                                               ----------
            TOTAL HEALTHCARE                                   $4,200,807
                                                               ----------
           TECHNOLOGY - 12.3%
           Communications Equipment - 2.0%
  2,300    Harris Corp.                                        $  102,781
  3,500    Lucent Technologies, Inc.                              291,156
  6,300    Motorola, Inc.                                         331,144
                                                               ----------
                                                               $  725,081
                                                               ----------
           Computers (Hardware) - 4.7%
 11,200    Compaq Computer Corp.                               $  317,800
  6,200    Hewlett-Packard Co.                                    371,225
  5,800    IBM Corp.                                              665,912
  7,000    Sun Microsystems, Inc.*                                304,063
                                                               ----------
                                                               $1,659,000
                                                               ----------


   The accompanying notes are an integral part of these financial statements.

Growth and Income Portfolio
Schedule of Investments - June 30, 1998 (unaudited)
--------------------------------------------------------------------------------


Shares                                                                                                       Value
-----------------------------------------------------------------------------------------------------------------------
              Computers (Software & Services) - 1.6%
    3,100     Aspen Technology, Inc.*                                                                     $   156,550
    6,400     Computer Sciences Corp.                                                                         409,600
                                                                                                          -----------
                                                                                                          $   566,150
                                                                                                          -----------
              Electronics (Semiconductors) - 1.6%
    4,000     Intel Corp.                                                                                 $   296,500
    4,800     Texas Instruments, Inc.                                                                         279,900
                                                                                                          -----------
                                                                                                          $   576,400
                                                                                                          -----------
              Equipment (Semiconductors) - 0.3%
    3,400     Applied Materials, Inc.*                                                                    $   100,300
                                                                                                          -----------
              Photography/Imaging - 0.5%
    2,500     Eastman Kodak Co.                                                                           $   182,656
                                                                                                          -----------
              Services (Data Processing) - 1.6%
    3,200     Automatic Data Processing, Inc.                                                             $   233,200
    4,000     DST Systems, Inc.*                                                                              224,000
    3,000     Fiserv, Inc.*                                                                                   127,406
                                                                                                          -----------
                                                                                                          $   584,606
                                                                                                          -----------
               TOTAL TECHNOLOGY                                                                           $ 4,394,193
                                                                                                          -----------
              TRANSPORTATION - 1.2%
              Airlines - 0.6%
    1,600     Delta Air Lines, Inc.                                                                       $   206,800
                                                                                                          -----------
              Railroads - 0.6%
    7,700     Norfolk Southern Corp.                                                                      $   229,556
                                                                                                          -----------
               TOTAL TRANSPORTATION                                                                       $   436,356
                                                                                                          -----------
              UTILITIES - 2.2%
              Electric Companies - 0.9%
   18,500     DPL, Inc.                                                                                   $   335,312
                                                                                                          -----------
              Natural Gas - 0.8%
    9,000     Indiana Energy, Inc.                                                                        $   268,875
                                                                                                          -----------
              Water Utilities - 0.5%
    5,700     American Water Works Co., Inc.                                                              $   176,700
                                                                                                          -----------
               TOTAL UTILITIES                                                                            $   780,887
                                                                                                          -----------
               TOTAL COMMON STOCKS (Cost $33,546,323)                                                     $34,988,159
                                                                                                          -----------
Principal
 Amount
---------
              TEMPORARY CASH INVESTMENT - 2.1%
              Commercial Paper - 2.1%
$750,000      American Express Credit Corp., 5.95%, 7/1/98                                                $   750,000
                                                                                                          -----------
               TOTAL TEMPORARY CASH INVESTMENT (Cost $750,000)                                            $   750,000
                                                                                                          -----------
               TOTAL INVESTMENT IN SECURITIES - 100% (Cost $34,296,323)(a)                                $35,738,159
                                                                                                          ===========
             * Non-income producing security.
           (a) At June 30, 1998, the net unrealized gain on investments based on cost for federal income tax purposes of $34,298,351 was as follows:
               Aggregate gross unrealized gain for all investments in which there is an excess of
               value over tax cost                                                                        $ 2,365,163
               Aggregate gross unrealized loss for all investments in which there is an excess of tax
               cost over value                                                                               (925,355)
                                                                                                          -----------
               Net unrealized gain                                                                        $ 1,439,808
                                                                                                          ===========
               Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 1998 aggregated $29,912,067 and $197,230, respectively.


   The accompanying notes are an integral part of these financial statements.

Growth and Income Portfolio
Balance Sheet
June 30, 1998 (unaudited)
--------------------------------------------------------------------------------


Assets:
 Investment in securities, at value (including temporary cash investment of
  $750,000) (cost $34,296,323)                                                  $35,738,159
 Cash                                                                                   346
 Receivables--
  Fund shares sold                                                                  350,013
  Dividends and interest                                                             33,801
 Other                                                                                1,239
                                                                                -----------
   Total assets                                                                 $36,123,558
                                                                                -----------

Liabilities:
 Payables--
  Investment securities purchased                                               $   275,662
 Due to affiliates                                                                   22,072
 Accrued expenses                                                                    19,014
                                                                                -----------
   Total liabilities                                                            $   316,748
                                                                                -----------

Net Assets:
 Paid-in capital                                                                $34,395,360
 Distributions in excess of net investment income                                   (43,348)
 Accumulated undistributed net realized gain on investments                          12,962
 Net unrealized gain on investments                                               1,441,836
                                                                                -----------
   Total net assets                                                             $35,806,810
                                                                                ===========

Net Asset Value Per Share:
 (Unlimited number of shares authorized)
  Based on $35,806,810/2,007,322 shares                                         $     17.84
                                                                                ===========


   The accompanying notes are an integral part of these financial statements.

Growth and Income Portfolio
Statement of Operations
For the Six Months Ended June 30, 1998 (unaudited)
--------------------------------------------------------------------------------


Investment Income:
 Dividends (net of foreign taxes withheld of $1,335)          $150,495
 Interest                                                       36,747
                                                              --------
   Total investment income                                                  $  187,242
                                                                            ----------

Expenses:
 Management fees                                              $ 59,474
 Transfer agent fees                                               415
 Accounting                                                      5,727
 Custodian fees                                                 17,391
 Professional fees                                               6,741
 Printing                                                        2,006
 Fees and expenses of nonaffliated trustees                        313
 Miscellaneous                                                     740
                                                              --------
   Total expenses                                                           $   92,807
   Less management fees waived and expenses reimbursed by
    Pioneering Management Corporation                                           (3,603)
   Less fees paid indirectly                                                    (1,444)
                                                                            ----------
   Net expenses                                                             $   87,760
                                                                            ----------
    Net investment income                                                   $   99,482
                                                                            ----------

Realized and Unrealized Gain on Investments:
 Net realized gain on investments                                           $   12,962
 Change in net unrealized gain on investments                                1,371,079
                                                                            ----------
  Net gain on investments                                                   $1,384,041
                                                                            ----------
  Net increase in net assets resulting from operations                      $1,483,523
                                                                            ==========


   The accompanying notes are an integral part of these financial statements.

Growth and Income Portfolio
Statements of Changes in Net Assets
For the Six Months Ended June 30, 1998 and the Period Ended December 31, 1997
--------------------------------------------------------------------------------


                                                                                        Six Months
                                                                                          Ended
                                                                                      June 30, 1998     October 31, 1997 to
                                                                                       (unaudited)       December 31, 1997
                                                                                      -------------     -------------------
From Operations:
 Net investment income                                                                 $    99,482          $    2,817
 Net realized gain on investments                                                           12,962                  --
 Change in net unrealized gain on investments                                            1,371,079              70,757
                                                                                       -----------          ----------
  Net increase in net assets resulting from
   operations                                                                          $ 1,483,523          $   73,574
                                                                                       -----------          ----------

Distributions To Shareholders:
 Net investment income ($0.09 and $0.01 per
  share, respectively)                                                                 $  (142,830)         $   (2,870)
                                                                                       -----------          ----------
    Total distributions to shareholders                                                $  (142,830)         $   (2,870)
                                                                                       -----------          ----------

From Fund Share Transactions:                         '98 Shares   '97 Shares
                                                      ----------   ----------
 Net proceeds from sale of shares                      1,767,015     227,558           $30,730,203          $4,320,369
 Reinvestment of distributions                             8,028         183               142,830               2,870
 Cost of shares repurchased                              (52,099)        (29)             (900,407)               (452)
                                                       ---------     -------           -----------          ----------
   Net increase in net assets resulting from fund
    share transactions                                 1,722,944     227,712           $29,972,626          $4,322,787
                                                       =========     =======           -----------          ----------
   Net increase in net assets                                                          $31,313,319          $4,393,491

Net Assets:
 Beginning of period                                                                     4,493,491             100,000
                                                                                       -----------          ----------
 End of period (including distributions in excess of
  net investment income of $43,348 and $0,
  respectively)                                                                        $35,806,810          $4,493,491
                                                                                       ===========          ==========


   The accompanying notes are an integral part of these financial statements.

Growth and Income Portfolio
Financial Highlights
June 30, 1998
--------------------------------------------------------------------------------


                                                                     Six Months
                                                                       Ended
                                                                   June 30, 1998     October 31, 1997 to
                                                                    (unaudited)       December 31, 1997
                                                                   -------------     -------------------
Net asset value, beginning of period                                  $ 15.80              $15.00
                                                                      -------              ------
Increase from investment operations:
 Net investment income                                                $  0.07              $ 0.01
 Net realized and unrealized gain on investments                        2.06                0.80
                                                                      -------              ------
  Net increase from investment operations                             $  2.13              $ 0.81
Distributions to shareholders:
 Net investment income                                                  (0.09)              (0.01)
                                                                      -------              ------
  Net increase in net asset value                                     $  2.04              $ 0.80
                                                                      -------              ------
Net asset value, end of period                                        $ 17.84              $15.80
                                                                      =======              ======
Total return*                                                           13.48%               5.43%
Ratio of net expenses to average net assets                              0.97%**+            1.25%**
Ratio of net investment income to average net assets                     1.06%**+            1.07%**
Portfolio turnover rate                                                     2%**               --
Net assets, end of period (in thousands)                              $35,807              $4,493
Ratios assuming no waiver of management fees and assumption
 of expenses by PMC and no reduction for fees paid indirectly:
 Net expenses                                                            1.00%**             5.30%**
 Net investment income (loss)                                            1.03%**            (2.98)%**
Ratios assuming waiver of management fees and assumption of
 expenses by PMC and reduction for fees paid indirectly:
 Net expenses                                                            0.95%**             1.25%**
 Net investment income                                                   1.08%**             1.07%**


 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions and the complete redemption of the investment at net asset value at the end of each period.
** Annualized.
 + Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Equity-Income Portfolio
Schedule of Investments - June 30, 1998 (unaudited)
--------------------------------------------------------------------------------


  Principal
    Amount                                                                    Value
---------------------------------------------------------------------------------------
                INVESTMENT IN SECURITIES - 98.0%
                COVERTIBLE CORPORATE BONDS - 1.3%
 $1,300,000     Aspen Technology, Inc., 5.25%, 6/15/05 (144A)              $ 1,498,250
    500,000     John H. Harland Co., 6.75%, 6/1/11                             479,965
    250,000     Phototronics Inc., 6.0%, 6/1/04                                277,627
                                                                           -----------
                 TOTAL CONVERTIBLE CORPORATE BONDS (Cost $2,065,000)       $ 2,255,842
                                                                           -----------
  Shares
-----------
                CONVERTIBLE PREFERRED STOCKS - 1.2%
     10,000     AirTouch Communications, Inc., 4.25%, 8/16/16              $   825,000
      3,500     Lomak Petroleum, Inc., 5.75%, 11/1/27 (144A)                   130,592
     20,000     The Rouse Co., 3.00% (Series B)                                995,000
        570     Sprint Corp., 8.25%, 3/31/00                                    32,953
                                                                           -----------
                 TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $1,624,894)      $ 1,983,545
                                                                           -----------
                COMMON STOCKS - 95.5%
                BASIC MATERIALS - 4.9%
                Aluminum - 1.0%
     25,400     Aluminum Co. of America                                    $ 1,674,812
                                                                           -----------
                Chemicals - 2.1%
     19,000     Dow Chemical Co.                                           $ 1,837,062
     10,200     E.I. du Pont de Nemours and Co.                                761,175
     15,000     Eastman Chemical Co.                                           933,750
                                                                           -----------
                                                                           $ 3,531,987
                                                                           -----------
                Chemicals (Diversified) - 0.5%
     15,441     ARCO Chemical Co.                                          $   885,927
                                                                           -----------
                Chemicals (Specialty) - 0.5%
     25,000     Nalco Chemical Co.                                         $   878,125
                                                                           -----------
                Iron & Steel - 0.2%
     15,450     Roanoke Electric Steel Corp.                               $   289,688
                                                                           -----------
                Metals & Mining - 0.6%
     18,400     Phelps Dodge Corp.                                         $ 1,052,250
                                                                           -----------
                 TOTAL BASIC MATERIALS                                     $ 8,312,789
                                                                           -----------
                CAPITAL GOODS - 1.2%
                Electrical Equipment - 0.4%
     19,000     Hubbell, Inc. (Class B)                                    $   790,875
                                                                           -----------
                Machinery (Diversified) - 0.1%
      7,000     The Gorman-Rupp Co.                                        $   126,875
                                                                           -----------
                Manufacturing (Diversified) - 0.3%
      9,000     Johnson Controls, Inc.                                     $   513,563
                                                                           -----------
                Manufacturing (Specialized) - 0.4%
     24,000     Diebold, Inc.                                              $   693,000
                                                                           -----------
                 TOTAL CAPITAL GOODS                                       $ 2,124,313
                                                                           -----------
                COMMUNICATION SERVICES - 17.4%
                Telecommunications (Long Distance) - 5.1%
     34,500     AT&T Corp.                                                 $ 1,970,812
     95,000     Sprint Corp.                                                 6,697,500
                                                                           -----------
                                                                           $ 8,668,312
                                                                           -----------
                Telephone - 12.3%
     34,800     Aliant Communications, Inc.                                $   954,825
    101,200     Ameritech Corp.                                              4,541,350
     76,844     Bell Atlantic Corp.                                          3,506,007
     41,200     BellSouth Corp.                                              2,765,550
     88,500     GTE Corp.                                                    4,922,813
     52,412     SBC Communications, Inc.                                     2,096,480
     47,800     U.S. West Communication Group                                2,246,600
                                                                           -----------
                                                                           $21,033,625
                                                                           -----------
                 TOTAL COMMUNICATION SERVICES                              $29,701,937
                                                                           -----------
                CONSUMER CYCLICALS - 8.5%
                Automobiles - 5.2%
     60,000     Chrysler Corp.                                             $ 3,382,500
     94,800     Ford Motor Co.                                               5,593,200
                                                                           -----------
                                                                           $ 8,975,700
                                                                           -----------


   The accompanying notes are an integral part of these financial statements.

Equity-Income Portfolio
Schedule of Investments - June 30, 1998 (unaudited)
--------------------------------------------------------------------------------


  Shares                                                     Value
--------------------------------------------------------------------------------
             Publishing - 0.5%
  10,600     McGraw-Hill Co., Inc.                        $   864,563
                                                          -----------
             Retail (Department Stores) - 2.8%
  24,550     May Department Stores Co.                    $ 1,608,025
  39,450     Mercantile Stores Co., Inc.                    3,114,084
                                                          -----------
                                                          $ 4,722,109
                                                          -----------
              TOTAL CONSUMER CYCLICALS                    $14,562,372
                                                          -----------
             CONSUMER STAPLES - 8.0%
             Beverages (Non-Alcoholic) - 0.4%
  15,000     PepsiCo, Inc.                                $   617,813
                                                          -----------
             Entertainment - 1.3%
  79,200     Cedar Fair, L.P.                             $ 2,187,900
                                                          -----------
             Foods - 4.1%
  44,700     BestFoods                                    $ 2,595,394
  47,000     General Mills, Inc.                            3,213,625
  23,000     Heinz (H.J.) Co.                               1,290,875
                                                          -----------
                                                          $ 7,099,894
                                                          -----------
             Household Products (Non-Durables) - 2.2%
  19,000     Colgate-Palmolive Co.                        $ 1,672,000
  47,000     Kimberly Clark Corp.                           2,156,125
                                                          -----------
                                                          $ 3,828,125
                                                          -----------
              TOTAL CONSUMER STAPLES                      $13,733,732
                                                          -----------
             ENERGY - 8.7%
             Oil (Domestic Integrated) - 1.1%
  24,000     Atlantic Richfield Co.                       $ 1,875,000
                                                          -----------
             Oil (International Integrated) - 7.6%
  85,360     Amoco Corp.                                  $ 3,553,110
  54,300     Chevron Corp.                                  4,510,294
  40,000     Exxon Corp.                                    2,852,500
  26,000     Mobil Corp.                                    1,992,250
                                                          -----------
                                                          $12,908,154
                                                          -----------
              TOTAL ENERGY                                $14,783,154
                                                          -----------
             FINANCIAL - 21.8%
             Banks (Major Regional) - 6.0%
  59,400     The Bank of New York Co., Inc.               $ 3,604,837
  42,200     Mellon Bank Corp.                              2,938,175
  36,000     National City Corp.                            2,556,000
  26,000     U.S. Bancorp                                   1,118,000
                                                          -----------
                                                          $10,217,012
                                                          -----------
             Banks (Regional) - 2.9%
 112,600     First Security Corp.                         $ 2,410,344
  45,800     First Tennessee National Corp.                 1,445,563
  29,789     Old Kent Financial Corp.                       1,071,455
                                                          -----------
                                                          $ 4,927,362
                                                          -----------
             Financial (Diversified) - 0.7%
  10,000     Equitable Companies, Inc.                    $   749,375
  17,205     Rouse Co.                                        540,882
                                                          -----------
                                                          $ 1,290,257
                                                          -----------
             Insurance (Life/Health) - 5.2%
  24,000     American National Insurance Co.              $ 2,526,000
  29,000     AmerUs Life Holdings, Inc.                       938,875
  40,500     Hartford Life, Inc.                            2,305,969
  65,200     ReliaStar Financial Corp.                      3,129,600
                                                          -----------
                                                          $ 8,900,444
                                                          -----------
             Insurance (Property/Casualty) - 3.5%
  19,000     Chubb Corp.                                  $ 1,527,125
  30,500     HSB Group Inc.                                 1,631,750
  25,400     Safeco Corp.                                   1,154,113
  39,000     St. Paul Companies, Inc.                       1,640,438
                                                          -----------
                                                          $ 5,953,426
                                                          -----------


   The accompanying notes are an integral part of these financial statements.

Equity-Income Portfolio
Schedule of Investments - June 30, 1998 (unaudited)
--------------------------------------------------------------------------------


  Shares                                                                 Value
-----------------------------------------------------------------------------------
            Investment Management - 1.2%
 71,200     Alliance Capital Management L.P.                         $  1,802,250
  7,000     Eaton Vance Corp.                                             324,187
                                                                     ------------
                                                                     $  2,126,437
                                                                     ------------
            Savings & Loans Companies - 2.3%
 32,876     Astoria Financial Corp.                                  $  1,758,866
 30,000     H.F. Ahmanson & Co.                                         2,130,000
                                                                     ------------
                                                                     $  3,888,866
                                                                     ------------
             TOTAL FINANCIAL                                         $ 37,303,804
                                                                     ------------
            HEALTHCARE - 10.6%
            Healthcare (Diversified) - 4.4%
 70,000     Abbott Laboratories                                      $  2,861,250
 50,000     American Home Products Corp.                                2,587,500
 10,400     Bristol-Myers Squibb Co.                                    1,195,350
 12,000     Johnson & Johnson                                             885,000
                                                                     ------------
                                                                     $  7,529,100
                                                                     ------------
            Healthcare (Drugs/Major Pharmaceuticals) - 4.8%
 88,400     Schering-Plough Corp.                                    $  8,099,650
                                                                     ------------
            Healthcare (Medical Products/Supplies) - 1.4%
 31,000     Becton, Dickinson & Co.                                  $  2,406,375
                                                                     ------------
             TOTAL HEALTHCARE                                        $ 18,035,125
                                                                     ------------
            TECHNOLOGY - 4.8%
            Communications Equipment - 1.2%
 45,000     Harris Corp.                                             $  2,010,938
                                                                     ------------
            Computers (Hardware) - 2.3%
 44,000     Hewlett-Packard Co.                                      $  2,634,500
 12,000     IBM Corp.                                                   1,377,750
                                                                     ------------
                                                                     $  4,012,250
                                                                     ------------
            Equipment (Semiconductors) - 0.7%
 85,000     Helix Technology Corp.                                   $  1,275,000
                                                                     ------------
            Photography/Imaging - 0.6%
 13,000     Eastman Kodak Co.                                        $    949,813
                                                                     ------------
             TOTAL TECHNOLOGY                                        $  8,248,001
                                                                     ------------
            TRANSPORTATION - 0.6%
            Railroads - 0.6%
 35,300     Norfolk Southern Corp.                                   $  1,052,381
                                                                     ------------
             TOTAL TRANSPORTATION                                    $  1,052,381
                                                                     ------------
            UTILITIES - 9.0%
            Electric Companies - 4.3%
 70,000     Allegheny Energy, Inc.                                   $  2,108,750
 53,000     Baltimore Gas & Electric Co.                                1,646,312
 50,000     BEC Energy                                                  2,075,000
 80,300     DPL, Inc.                                                   1,455,438
                                                                     ------------
                                                                     $  7,285,500
                                                                     ------------
            Natural Gas - 4.5%
  4,000     Buckeye Partners, L.P.                                   $    114,500
 14,750     Consolidated Natural Gas Co.                                  868,406
 30,000     El Paso Natural Gas Co.                                     1,147,500
  7,600     Indiana Energy, Inc.                                          227,050
  3,475     Kinder Morgan Energy Partners, L.P.                           125,534
  5,000     Lakehead Pipe Line Partners, L.P.                             240,937
 15,600     Marketspan Corp.                                              467,025
 39,200     NICOR, Inc.                                                 1,572,900
 19,000     Public Service Co. of North Carolina, Inc.                    413,250
 84,600     Questar Corp.                                               1,660,275
 25,000     Sonat, Inc.                                                   965,625
                                                                     ------------
                                                                     $  7,803,002
                                                                     ------------
            Water Utilities - 0.2%
 10,000     American Water Works Co., Inc.                           $    310,000
                                                                     ------------
             TOTAL UTILITIES                                         $ 15,398,502
                                                                     ------------
             TOTAL COMMON STOCKS (Cost $128,213,872)                 $163,256,110
                                                                     ------------
             TOTAL INVESTMENT IN SECURITIES (Cost $131,903,766)      $167,495,497
                                                                     ------------


   The accompanying notes are an integral part of these financial statements.

Equity-Income Portfolio
Schedule of Investments - June 30, 1998 (unaudited)
--------------------------------------------------------------------------------

  Principal
    Amount                                                                                                            Value
--------------------------------------------------------------------------------------------------------------------------------
                TEMPORARY CASH INVESTMENT - 2.0%
                Commercial Paper - 2.0%
$3,420,000      Household Finance Corp., 6.05%, 7/1/98                                                            $  3,420,000
                                                                                                                  ------------
                 TOTAL TEMPORARY CASH INVESTMENT (Cost $3,420,000)                                                $  3,420,000
                                                                                                                  ------------
                 TOTAL INVESTMENT IN SECURITIES AND TEMPORARY CASH
                  INVESTMENT - 100% (Cost $135,323,766)(a)                                                        $170,915,497
                                                                                                                  ============
           144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 1998, the value of these securities was $1,628,842 or 1.0%
                of total net assets.
            (a) At June 30,1998, the net unrealized gain on investments based on cost for federal income income tax purposes of $135,323,766 was as follows:
                Aggregrate gross unrealized gain for all investments in which there is an excess of value
                over tax cost                                                                                     $ 37,335,872
                Aggregrate gross unrealized loss for all investments in which there is an excess of tax
                cost over value                                                                                     (1,744,141)
                                                                                                                  ------------
                Net unrealized gain                                                                               $ 35,591,731
                                                                                                                  ============
                Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 1998 aggregated $41,413,244 and $10,507,260, respectively.

   The accompanying notes are an integral part of these financial statements.

Equity-Income Portfolio
Balance Sheet
June 30, 1998 (unaudited)
--------------------------------------------------------------------------------


Assets:
 Investment in securities, at value (including temporary
  cash investment of $3,420,000) (cost $135,323,766)               $170,915,497
 Cash                                                                       886
 Receivables--
  Fund shares sold                                                      662,508
  Dividends and interest                                                302,819
 Other                                                                    6,276
                                                                   ------------
   Total assets                                                    $171,887,986
                                                                   ------------

Liabilities:
 Payable for investment securities purchased                       $    296,441
 Due to affiliates                                                       98,196
 Accrued expenses                                                        21,217
                                                                   ------------
   Total liabilities                                               $    415,854
                                                                   ------------

Net Assets:
 Paid-in capital                                                   $131,745,531
 Accumulated undistributed net investment income                         67,941
 Accumulated undistributed net realized gain on investments           4,066,929
 Net unrealized gain on investments                                  35,591,731
                                                                   ------------
   Total net assets                                                $171,472,132
                                                                   ============

Net Asset Value Per Share:
 (Unlimited number of shares authorized)
  Based on $171,472,132/8,581,579 shares                           $      19.98
                                                                   ============


   The accompanying notes are an integral part of these financial statements.

Equity-Income Portfolio
Statement of Operations
For the Six Months Ended June 30, 1998 (unaudited)
--------------------------------------------------------------------------------

Investment Income:
 Dividends                                                  $1,858,372
 Interest                                                      104,858
                                                            ----------
   Total investment income                                                   $ 1,963,230
                                                                             -----------

Expenses:
 Management fees                                            $  477,047
 Transfer agent fees                                               513
 Accounting                                                     19,661
 Custodian fees                                                 19,165
 Professional fees                                               6,555
 Printing                                                        1,934
 Fees and expenses of nonaffliated trustees                        321
 Miscellaneous                                                   4,028
                                                            ----------
   Total expenses                                                            $   529,224
   Less fees paid indirectly                                                        (292)
                                                                             -----------
   Net expenses                                                              $   528,932
                                                                             -----------
    Net investment income                                                    $ 1,434,298
                                                                             -----------

Realized and Unrealized Gain on Investments:
 Net realized gain on investments                                            $ 3,903,710
 Change in net unrealized gain on investments                                 11,064,868
                                                                             -----------
  Net gain on investments                                                    $14,968,578
                                                                             -----------
  Net increase in net assets resulting from operations                       $16,402,876
                                                                             ===========

   The accompanying notes are an integral part of these financial statements.

Equity-Income Portfolio
Statements of Changes in Net Assets
For the Six Months Ended June 30, 1998 and the Year Ended December 31, 1997
--------------------------------------------------------------------------------


                                                                               Six Months
                                                                                 Ended
                                                                             June 30, 1998       Year Ended
                                                                              (unaudited)     December 31, 1997
                                                                             -------------    -----------------
From Operations:
 Net investment income                                                       $  1,434,298       $  1,913,851
 Net realized gain on investments                                               3,903,710          2,027,178
 Change in net unrealized gain on
  investments                                                                  11,064,868         20,621,558
                                                                             ------------       ------------
   Net increase in net assets resulting from
     operations                                                              $ 16,402,876       $ 24,562,587
                                                                             ------------       ------------

Distributions to Shareholders:
 Net investment income ($0.18 and $0.37 per share, respectively)             $ (1,417,602)      $ (1,974,930)
 Net realized gain ($0.22 and $0.01 per share, respectively)                   (1,835,100)           (60,378)
                                                                             ------------       ------------
    Total distributions to shareholders                                      $ (3,252,702)      $ (2,035,308)
                                                                             ------------       ------------

From Fund Share Transactions:                 '98 Shares     '97 Shares
                                              ----------     ----------
 Net proceeds from sale of shares              1,864,696      3,870,768      $ 36,438,853       $ 61,680,376
 Reinvestment of distributions                   162,813        123,265         3,252,702          2,035,308
 Cost of shares repurchased                     (291,714)      (561,300)       (5,582,898)        (8,900,852)
                                               ---------      ---------      ------------       ------------
   Net increase in net assets resulting from
     fund share transactions                   1,735,795      3,432,733      $ 34,108,657       $ 54,814,832
                                               =========      =========      ------------       ------------
   Net increase in net assets                                                $ 47,258,831       $ 77,342,111

Net Assets:
 Beginning of period                                                          124,213,301         46,871,190
                                                                             ------------       ------------
 End of period (including accumulated
  undistributed net investment income of
  $67,941 and $51,245, respectively)                                         $171,472,132       $124,213,301
                                                                             ============       ============


   The accompanying notes are an integral part of these financial statements.

Equity-Income Portfolio
Financial Highlights
June 30, 1998
--------------------------------------------------------------------------------




                                          Six Months
                                             Ended
                                         June 30, 1998       Year Ended          Year Ended      March 1, 1995 to
                                          (unaudited)    December 31, 1997   December 31, 1996   December 31, 1995
                                         -------------   -----------------   -----------------   -----------------
Net asset value, beginning of period      $ 18.14             $  13.73            $ 12.17             $10.00
                                          --------            --------            -------             ------
Increase from investment operations:
 Net investment income                    $   0.18            $   0.35            $  0.29             $ 0.19
 Net realized and unrealized gain on
  investments                                 2.06                4.44               1.54               2.16
                                          --------            --------            -------             ------
  Net increase from investment
  operations                              $   2.24            $   4.79            $  1.83             $ 2.35
Distributions to shareholders:
 Net investment income                       (0.18)              (0.37)             (0.27)             (0.18)
 Net realized gain                           (0.22)              (0.01)                --                 --
                                          --------            --------            -------             ------
  Net increase in net asset value         $   1.84            $   4.41            $  1.56             $ 2.17
                                          --------            --------            -------             ------
Net asset value, end of period            $  19.98            $  18.14            $ 13.73             $12.17
                                          ========            ========            =======             ======
Total return*                                12.35%              35.23%             15.19%             23.62%
Ratio of net expenses to average net
 assets                                       0.72%**+            0.77%+             0.96%+             1.63%**+
Ratio of net investment income to
 average net assets                           1.95%**+            2.31%+             2.67%+             2.89%**+
Portfolio turnover rate                         15%**               15%                18%                --
Net assets, end of period
 (in thousands)                           $171,472            $124,213            $46,871             $6,914
Ratios assuming no waiver of
 management fees and assumption
 of expenses by PMC and no
 reduction for fees paid indirectly:
 Net expenses                                 0.72%**             0.77%              0.98%              5.32%**
 Net investment income (loss)                 1.95%**             2.31%              2.65%             (0.80)%**
Ratios assuming waiver of
 management fees and assumption
 of expenses by PMC and reduction
 for fees paid indirectly:
 Net expenses                                 0.72%**             0.77%              0.95%              1.47%**
 Net investment income                        1.95%**             2.31%              2.68%              3.05%**



* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

** Annualized.

 + Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Balanced Portfolio
Schedule of Investments - June 30, 1998 (unaudited)
--------------------------------------------------------------------------------

 Shares                                                               Value
--------------------------------------------------------------------------------
           INVESTMENT IN SECURITIES - 95.4%
           CONVERTIBLE PREFERRED STOCK - 0.3%
  2,780    Sprint Corp., 8.25%, 3/31/00                            $  160,719
                                                                   ----------
            TOTAL CONVERTIBLE PREFERRED STOCK (Cost $107,483)      $  160,719
                                                                   ----------
           COMMON STOCKS - 54.5%
           BASIC MATERIALS - 5.8%
           Chemicals - 4.4%
  8,000    E. I. du Pont de Nemours and Co.                        $  597,000
 35,000    Monsanto Co.                                             1,955,625
                                                                   ----------
                                                                   $2,552,625
                                                                   ----------
           Metals & Mining - 1.4%
 35,000    Newmont Mining Corp.                                    $  826,875
                                                                   ----------
            TOTAL BASIC MATERIALS                                  $3,379,500
                                                                   ----------
           CAPITAL GOODS - 1.4%
           Aerospace/Defense - 0.4%
  5,000    Boeing Co.                                              $  222,812
                                                                   ----------
           Machinery (Diversified) - 0.4 %
 10,800    AGCO Corp.*                                             $  222,075
                                                                   ----------
           Manufacturing (Specialized) - 0.6 %
 10,000    Selaed Air Corp.*                                       $  367,500
                                                                   ----------
            TOTAL CAPITAL GOODS                                    $  812,387
                                                                   ----------
           COMMUNICATION SERVICES - 2.0%
           Telephone - 2.0%
  5,000    Ameritech Corp.                                         $  224,375
  4,000    Bell Atlantic Corp.                                        182,500
  3,000    Bellsouth Corp.                                            201,375
 10,000    GTE Corp.                                                  556,250
                                                                   ----------
            TOTAL COMMUNICATION SERVICES                           $1,164,500
                                                                   ----------
           CONSUMER CYCLICALS - 1.6%
           Auto Parts & Equipment - 0.4%
  3,000    Magna International Inc.                                $  205,875
                                                                   ----------
           Homebuilding - 0.4%
 13,000    Clayton Homes, Inc.                                     $  247,000
                                                                   ----------
           Retail (Department Stores) - 0.6%
  5,000    Penney (J.C.) Co., Inc.                                 $  361,562
                                                                   ----------
           Textiles (Apparel) - 0.2%
  3,000    Nike, Inc. (Class B)                                    $  146,062
                                                                   ----------
            TOTAL CONSUMER CYCLICALS                               $  960,499
                                                                   ----------
           CONSUMER STAPLES - 3.4%
           Foods - 0.2%
  2,000    BestFoods                                               $  116,125
                                                                   ----------
           Household Products (Non-Durables) - 2.9%
 13,100    First Brands Corp.                                      $  335,688
 29,700    Kimberly Clark Corp.                                     1,362,488
                                                                   ----------
                                                                   $1,698,176
                                                                   ----------
           Retail (Drug Stores) - 0.3%
  4,000    CVS Corp.                                               $  155,750
                                                                   ----------
            TOTAL CONSUMER STAPLES                                 $1,970,051
                                                                   ----------
           ENERGY - 1.8%
           Oil (Domestic Integrated) - 0.7%
  5,000    Atlantic Richfield Co.                                  $  390,625
                                                                   ----------
           Oil (International Integrated) - 0.8%
  6,000    Amoco Corp.                                             $  249,750
  3,000    Mobil Corp.                                                229,875
                                                                   ----------
                                                                   $  479,625
                                                                   ----------

   The accompanying notes are an integral part of these financial statements.

Balanced Portfolio
Schedule of Investments - June 30, 1998 (unaudited)
--------------------------------------------------------------------------------


Shares                                                            Value
--------------------------------------------------------------------------------
           Oil & Gas (Drilling & Equipment) - 0.1%
  2,000    EVI, Inc.*                                          $   74,250
                                                               ----------
           Oil & Gas (Refining & Marketing) - 0.2%
  3,000    Sun Company, Inc.                                   $  116,437
                                                               ----------
            TOTAL ENERGY                                       $1,060,937
                                                               ----------
           FINANCIAL - 15.6%
           Banks (Money Center) - 0.7%
  5,000    The Chase Manhattan Corp.                           $  377,500
                                                               ----------
           Consumer Finance - 5.3%
  5,000    Countrywide Credit Industries, Inc.                 $  253,750
 43,000    Green Tree Financial Corp.                           1,840,938
 20,000    SLM Holdings Corp.                                     980,000
                                                               ----------
                                                               $3,074,688
                                                               ----------
           Financial (Diversified) - 0.8%
  2,000    Federal National Mortgage Association               $  121,500
 10,000    Mack-Cali Realty Corp.                                 343,750
  1,200    Ocwen Asset Investment Corp.                            19,875
                                                               ----------
                                                               $  485,125
                                                               ----------
           Insurance (Life/Health) - 2.3%
 29,000    Conseco, Inc.                                       $1,355,750
                                                               ----------
           Insurance (Property/Casualty) - 3.2%
 17,200    Allstate Corp.                                      $1,574,875
  7,000    Safeco Corp.                                           318,062
                                                               ----------
                                                               $1,892,937
                                                               ----------
           Savings & Loan Companies - 3.3%
 10,100    Charter One Financial, Inc.                         $  340,244
  3,500    H.F. Ahmanson & Co.                                    248,500
 31,500    Washington Mutual, Inc.                              1,368,281
                                                               ----------
                                                               $1,957,025
                                                               ----------
            TOTAL FINANCIAL                                    $9,143,025
                                                               ----------
           HEALTHCARE - 16.1%
           Healthcare (Diversified) - 5.5%
 29,600    American Home Products Corp.                        $1,531,800
  7,000    Bristol Myers Squibb Co.                               804,563
  8,000    Johnson & Johnson                                      590,000
  8,000    Teva Pharmaceutical Industries Ltd. (A.D.R.)           281,500
                                                               ----------
                                                               $3,207,863
                                                               ----------
           Healthcare (Drugs/Major Pharmaceuticals) - 3.0%
 13,000    Merck & Co., Inc.                                   $1,738,750
                                                               ----------
           Healthcare (Hospital Management) - 2.4%
 25,500    Quorum Health Group, Inc.*                          $  675,750
 23,700    Tenet Healthcare Corp.*                                740,625
                                                               ----------
                                                               $1,416,375
                                                               ----------
           Healthcare (Long-Term Care) - 2.7%
 42,206    Intergrated Health Services, Inc.                   $1,582,725
                                                               ----------
           Healthcare (Medical Products/Supplies) - 2.5%
 20,000    Beckman Instruments, Inc.                           $1,165,000
  4,000    Becton, Dickinson & Co.                                310,500
                                                               ----------
                                                               $1,475,500
                                                               ----------
            TOTAL HEALTHCARE                                   $9,421,213
                                                               ----------
           TECHNOLOGY - 6.8%
           Communications Equipment - 1.3%
 15,000    DSC Communications Corp.*                           $  450,000
  4,000    Lucent Technologies, Inc.                              332,750
                                                               ----------
                                                               $  782,750
                                                               ----------
           Computers (Hardware) - 0.4%
  2,000    IBM Corp.                                           $  229,625
                                                               ----------


   The accompanying notes are an integral part of these financial statements.

Balanced Portfolio
Schedule of Investments - June 30, 1998 (unaudited)
--------------------------------------------------------------------------------


                S&P/Moody's
                  Ratings
   Shares       (unaudited)                                                                    Value
--------------------------------------------------------------------------------------------------------
                               Electronics (Semiconductors) - 1.4%
     10,000                    Etec Systems, Inc.*                                          $   351,875
      6,000                    Intel Corp.                                                      444,750
                                                                                            -----------
                                                                                            $   796,625
                                                                                            -----------
                               Equipment (Semiconductors) - 2.8%
     20,000                    Applied Materials, Inc.*                                     $   590,000
     25,000                    Helix Technology Corp.                                           375,000
     25,200                    Photronics, Inc.*                                                555,975
      5,000                    Teradyne, Inc.*                                                  133,750
                                                                                            -----------
                                                                                            $ 1,654,725
                                                                                            -----------
                               Services (Data Processing) - 0.9%
     15,000                    First Data Corp.                                             $   499,688
                                                                                            -----------
                                TOTAL TECHNOLOGY                                            $ 3,963,413
                                                                                            -----------
                                TOTAL COMMON STOCKS (Cost $28,432,819)                      $31,875,525
                                                                                            -----------
 Principal
   Amount
-----------
                               DEBT OBLIGATIONS - 40.6%
                               CORPORATE BONDS - 21.7%
                               BASIC MATERIALS - 0.5%
 $  150,000    BBB+/A3         Lockheed Martin Corp., 6.85%, 5/15/01                        $   152,427
    135,000    A/A2            Phelps Dodge Corp., 7.75%, 1/1/02                                142,668
                                                                                            -----------
                                TOTAL BASIC MATERIALS                                       $   295,095
                                                                                            -----------
                               CAPITAL GOODS - 0.9%
    500,000    BBB+/Baa3       Waste Management Inc., 6.625%, 7/15/02                       $   504,245
                                                                                            -----------
                                TOTAL CAPITAL GOODS                                         $   504,245
                                                                                            -----------
                               COMMUNICATION SERVICES - 0.9%
    500,000    AA-/Baa2        AT&T Corp., 8.2%, 2/15/05                                    $   516,305
                                                                                            -----------
                                TOTAL COMMUNICATION SERVICES                                $   516,305
                                                                                            -----------
                               CONSUMER CYCLICALS - 3.6%
  1,000,000    A/A2            Penney (J.C.) Co., 7.6%, 4/1/07                              $ 1,076,350
  1,000,000    A+/Aa3          Sony Corp., 6.125%, 3/4/03                                     1,005,190
                                                                                            -----------
                                TOTAL CONSUMER CYCLICALS                                    $ 2,081,540
                                                                                            -----------
                               ENERGY - 0.9%
    500,000    BBB-/Baa1       Tosco Corp., 9.625%, 3/15/02                                 $   552,555
                                                                                            -----------
                                TOTAL ENERGY                                                $   552,555
                                                                                            -----------
                               FINANCIAL - 9.6%
    200,000    AA-/Aa3         Associates Corp. of North America, 6.0%, 3/15/99             $   200,250
    210,000    A+/Aa3          The Chase Manahattan Corp., 5.5%, 2/15/01                        207,688
    500,000    A/A1            Citicorp, 7.25%, 9/1/08                                          533,560
    511,000    A/A2            General Motors Acceptance Corp., 5.625%, 2/15/01                 506,288
    300,000    A/A2            Hartford Financial Services Group Inc., 6.375%, 11/1/02          302,973
    200,000    BBB/Baa2        Hertz Corp., 7.0%, 7/15/03                                       206,562
  1,000,000    A+/A1           IBM Credit Corp., 6.75%, 12/24/07                              1,005,380
    220,000    AA/Aa3          Merrill Lynch & Co., Inc., 6.375%, 9/8/06                        222,053
    200,000    A/A1            Nationsbank Corp., 6.5%, 3/15/06                                 203,458
    200,000    A/A1            Nationsbank Corp., 7.5%, 9/15/06                                 216,062
    200,000    A/A2            Salomon Inc., 7.0%, 6/15/03                                      206,268
    500,000    BBB/Baa2        Spieker Properties, 6.875%, 2/1/05                               504,410
    500,000    A/A2            SunTrust Banks Inc., 6.0%, 2/15/26                               493,215
    500,000    BBB+/A3         Washington Mutual Inc., 7.25%, 8/15/05                           525,205
    300,000    A-/A2           Western National Corp., 7.125%, 2/15/04                          312,486
                                                                                            -----------
                                TOTAL FINANCIAL                                             $ 5,645,858
                                                                                            -----------
                               HEALTHCARE - 0.4%
    200,000    AA/A1           Warner-Lambert Co., 6.625%, 9/15/02                          $   205,080
                                                                                            -----------
                                TOTAL HEALTHCARE                                            $   205,080
                                                                                            -----------


   The accompanying notes are an integral part of these financial statements.

Balanced Portfolio
Schedule of Investments - June 30, 1998 (unaudited)
--------------------------------------------------------------------------------


                S&P/Moody's
  Principal       Ratings
   Amount       (unaudited)                                                                                   Value
------------------------------------------------------------------------------------------------------------------------
                               TECHNOLOGY - 2.9%
 $  250,000    A/A2            First Data Corp., 6.625%, 4/1/03                                            $   256,107
    400,000    A/A2            Lucent Technologies, Inc., 6.9%, 7/15/01                                        410,888
  1,000,000    AA-/Aa3         Motorola Inc., 6.5%, 3/1/08                                                   1,027,340
                                                                                                           -----------
                                TOTAL TECHNOLOGY                                                           $ 1,694,335
                                                                                                           -----------
                               TRANSPORTATION - 0.9%
    500,000    BBB-/Baa2       Kansas City Southern Industries, Inc., 7.875%, 07/1/02                      $   526,845
                                                                                                           -----------
                                TOTAL TRANSPORTATION                                                       $   526,845
                                                                                                           -----------
                               UTILITIES - 1.1%
    650,000    A/A2            Virginia Electric & Power, 6.75%, 2/1/07                                    $   665,132
                                                                                                           -----------
                                TOTAL UTILITIES                                                            $   665,132
                                                                                                           -----------
                                TOTAL CORPORATE BONDS                                                      $12,686,990
                                                                                                           -----------
                               U.S. GOVERNMENT OBLIGATIONS - 10.3%
  2,000,000                    U.S. Treasury Bonds, 6.5%, 10/15/06                                         $ 2,123,940
  1,000,000                    U.S. Treasury Bonds, 6.125%, 11/15/27                                         1,071,880
    775,000                    U.S. Treasury Notes, 5.25%, 1/31/01                                             770,040
  2,000,000                    U.S. Treasury Notes, 6.5%, 8/31/01                                            2,053,140
                                                                                                           -----------
                                TOTAL U.S. GOVERNMENT OBLIGATIONS                                          $ 6,019,000
                                                                                                           -----------
                               U.S. GOVERNMENT AGENCY OBLIGATIONS - 8.6%
    500,000                    Federal Farm Credit Bank, Medium Term Note, 6.24%, 12/13/02                 $   504,280
    500,000                    Federal Home Loan Mortgage Corp., REMIC Series 1487F, 6.0%, 11/15/20            499,110
  1,000,000                    Federal Home Loan Mortgage Corp., REMIC Series 1541G, 6.75%, 11/15/21         1,020,340
  1,000,000                    Federal Home Loan Mortgage Corp., REMIC Series 1652PJ, 6.6%, 8/15/22          1,017,040
    500,000                    Federal National Mortgage Association, 4.94%, 1/27/03                           497,685
    500,000                    Federal National Mortgage Association, 5.75%, 2/15/08                           498,055
  1,000,000                    Federal National Mortgage Association, REMIC Series 93-23PJ, 6.7%,
                               7/25/19                                                                       1,011,380
                                                                                                           -----------
                                TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS                                   $ 5,047,890
                                                                                                           -----------
                                TOTAL DEBT OBLIGATIONS (Cost $23,482,581)                                  $23,753,880
                                                                                                           -----------
                                TOTAL INVESTMENT IN SECURITIES (Cost $52,022,883)                          $55,790,124
                                                                                                           -----------
                               TEMPORARY CASH INVESTMENT - 4.6%
                               Commercial Paper - 4.6%
  2,668,000                    Household Finance Corp., 6.1%, 7/6/98                                       $ 2,668,000
                                                                                                           -----------
                                TOTAL TEMPORARY CASH INVESTMENT (Cost $2,668,000)                          $ 2,668,000
                                                                                                           -----------
                                TOTAL INVESTMENT IN SECURITIES AND TEMPORARY
                                 CASH INVESTMENT - 100% (Cost $54,690,883)(a)                              $58,458,124
                                                                                                           ===========
             * Non-income producing security.
           (a) At June 30, 1998, the net unrealized gain on investments based on cost for federal income tax purposes of $54,690,883, was as follows:
               Aggregate gross unrealized gain for all investments in which there is an excess of
               value over tax cost                                                                         $ 5,238,465
               Aggregate gross unrealized loss for all investments in which there is an excess of tax
               cost over value                                                                              (1,471,224)
                                                                                                           -----------
               Net unrealized gain                                                                         $ 3,767,241
                                                                                                           ===========


               Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 1998 were as follows:

                                                                                           Purchases          Sales
                                                                                          -----------      -----------
               Long-term U.S. Government                                                  $18,297,160      $11,053,270
               Other Long-term Securities                                                  23,216,789       10,244,583

   The accompanying notes are an integral part of these financial statements.

Balanced Portfolio
Balance Sheet
June 30, 1998 (unaudited)
--------------------------------------------------------------------------------


Assets:
 Investment in securities, at value (including temporary
  cash investment of $2,668,000) (cost $54,690,883)                $58,458,124
 Cash                                                                      135
 Receivables--
  Investment securities sold                                         1,317,780
  Fund shares sold                                                     249,619
  Dividends and interest                                               449,595
                                                                   -----------
   Total assets                                                    $60,475,253
                                                                   -----------

Liabilities:
 Payable for investment securities purchased                       $ 1,424,302
 Due to affiliates                                                      16,297
 Accrued expenses                                                       15,567
                                                                   -----------
   Total liabilities                                               $ 1,456,166
                                                                   -----------

Net Assets:
 Paid-in capital                                                   $54,576,248
 Accumulated undistributed net investment income                         2,990
 Accumulated undistributed net realized gain on investments            672,608
 Net unrealized gain on investments                                  3,767,241
                                                                   -----------
   Total net assets                                                $59,019,087
                                                                   ===========

Net Asset Value Per Share:
 (Unlimited number of shares authorized)
  Based on $59,019,087/3,880,798 shares                            $     15.21
                                                                   ===========


   The accompanying notes are an integral part of these financial statements.

Balanced Portfolio
Statement of Operations
For the Six Months Ended June 30, 1998 (unaudited)
--------------------------------------------------------------------------------

Investment Income:
 Dividends (net of foreign taxes withheld of $761)          $207,693
 Interest                                                    689,173
                                                            --------
   Total investment income                                                $  896,866
                                                                          ----------

Expenses:
 Management fees                                            $167,342
 Transfer agent fees                                             480
 Accounting                                                   19,283
 Custodian fees                                               11,677
 Professional fees                                             7,859
 Printing                                                      2,782
 Fees and expenses of nonaffiliated trustees                     291
 Miscellaneous                                                 4,145
                                                            --------
   Total expenses                                                         $  213,859
   Less fees paid indirectly                                                    (826)
                                                                          ----------
   Net expenses                                                           $  213,033
                                                                          ----------
    Net investment income                                                 $  683,833
                                                                          ----------

Realized and Unrealized Gain on Investments:
 Net realized gain on investments                                         $  672,913
 Change in net unrealized gain on investments                              1,483,995
                                                                          ----------
  Net gain on investments                                                 $2,156,908
                                                                          ----------
  Net increase in net assets resulting from operations                    $2,840,741
                                                                          ==========

   The accompanying notes are an integral part of these financial statements.

Balanced Portfolio
Statements of Changes in Net Assets
For the Six Months Ended June 30, 1998 and the Year Ended December 31, 1997
--------------------------------------------------------------------------------


                                                                                       Six Months
                                                                                         Ended
                                                                                     June 30, 1998        Year Ended
                                                                                      (unaudited)      December 31, 1997
                                                                                     -------------     -----------------
From Operations:
 Net investment income                                                                $   683,833         $   763,758
 Net realized gain on investments                                                         672,913           1,950,534
 Change in net unrealized gain on investments                                           1,483,995           1,459,896
                                                                                      -----------         -----------
   Net increase in net assets resulting from
    operations                                                                        $ 2,840,741         $ 4,174,188
                                                                                      -----------         -----------

Distributions to Shareholders:
 Net investment income ($0.20 and $0.36 per
  share, respectively)                                                                $  (693,218)        $  (768,655)
 Net realized gain ($0.52 and $0.14 per share,
  respectively)                                                                        (1,935,738)           (262,435)
                                                                                      -----------         -----------
    Total distributions to shareholders                                               $(2,628,956)        $(1,031,090)
                                                                                      -----------         -----------

From Fund Share Transactions:                       '98 Shares      '97 Shares
                                                    ----------      ----------
 Net proceeds from sale of shares                     920,823        1,712,892        $14,475,342         $24,796,670
 Reinvestment of distributions                        172,190           71,377          2,628,956           1,031,090
 Cost of shares repurchased                          (148,137)        (121,009)        (2,304,656)         (1,746,636)
                                                     --------        ---------        -----------         -----------
  Net increase in net assets resulting from fund
   share transactions                                 944,876        1,663,260        $14,799,642         $24,081,124
                                                     ========        =========        -----------         -----------
  Net increase in net assets                                                          $15,011,427         $27,224,222
Net Assets:
 Beginning of period                                                                   44,007,660          16,783,438
                                                                                      -----------         -----------
 End of period (including accumulated undistributed
  net investment income of $2,990 and $12,375,
  respectively)                                                                       $59,019,087         $44,007,660
                                                                                      ===========         ===========


   The accompanying notes are an integral part of these financial statements.

Balanced Portfolio
Financial Highlights
June 30, 1998
--------------------------------------------------------------------------------


                                          Six Months
                                            Ended
                                        June 30, 1998       Year Ended          Year Ended      March 1, 1995 to
                                         (unaudited)    December 31, 1997   December 31, 1996   December 31, 1995
                                        -------------   -----------------   -----------------   -----------------
Net asset value, beginning of period       $ 14.99           $ 13.19             $ 11.87             $ 10.00
                                           -------           -------             -------             -------
Increase from investment operations:
 Net investment income                     $  0.20           $  0.36             $  0.29             $  0.20
 Net realized and unrealized gain on
  investments                                 0.74              1.94                1.39                1.87
                                           -------           -------             -------             -------
  Net increase from investment
   operations                              $  0.94           $  2.30             $  1.68             $  2.07
Distributions to shareholders:
 Net investment income                       (0.20)            (0.36)              (0.29)              (0.20)
 Net realized gain                           (0.52)            (0.14)              (0.07)                 --
                                           -------           -------             -------             -------
  Net increase in net asset value          $  0.22           $  1.80             $  1.32             $  1.87
                                           -------           -------             -------             -------
Net asset value, end of period             $ 15.21           $ 14.99             $ 13.19             $ 11.87
                                           =======           =======             =======             =======
Total return*                                 6.28%            17.62%              14.26%              20.84%
Ratio of net expenses to average net
 assets                                       0.83%**+          0.96%+              1.20%+              1.76%* *+
Ratio of net investment income to
 average net assets                           2.65%**+          2.63%+              2.83%+              2.99%* *+
Portfolio turnover rate                         91%**             63%                 74%                 --
Net assets, end of period
 (in thousands)                            $59,019           $44,008             $16,783             $ 2,661
Ratios assuming no waiver of
 management fees and assumption
 of expenses by PMC and no
 reduction for fees paid indirectly:
 Net expenses                                 0.83%**           0.96%               1.58%              14.77%**
 Net investment income (loss)                 2.65%**           2.63%               2.45%             (10.02)%**
Ratios assuming waiver of
 management fees and assumption
 of expenses by PMC and reduction
 for fees paid indirectly:
 Net expenses                                 0.83%**           0.95%               1.15%               1.45%**
 Net investment income                        2.65%**           2.64%               2.88%               3.30%**


 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions and the complete redemption of the investment at net asset value at the end of each period.
** Annualized.
 + Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Swiss Franc Bond Portfolio
Schedule of Investments - June 30, 1998 (unaudited)
--------------------------------------------------------------------------------


                 S&P/Moody's
  Principal        Ratings
    Amount       (Unaudited)                                                                        Value
-------------------------------------------------------------------------------------------------------------
                                DEBT OBLIGATIONS - 89.1%
                                Australia - 3.2%
 $1,000,000     AA+/Aa2         Shell Australia, 6.0%, 1/14/00                                   $   693,390
                                                                                                 -----------
                                Austria - 6.2%
  1,000,000     AAA/NR          Autobahn Schnell AG, 3.0%, 11/12/01                              $   671,597
  1,000,000     AAA/Aaa         City of Vienna, 4.25%, 1/31/00                                       677,706
                                                                                                 -----------
                                                                                                 $ 1,349,303
                                                                                                 -----------
                                Belgium - 7.4%
  1,300,000     AA+/Aa1         Kingdom of Belgium, 7.125%, 6/1/99                               $   893,895
  1,000,000     AA+/Aa1         Societe Nationale Credit a d'Investissement, 7.25%, 10/2/00          724,757
                                                                                                 -----------
                                                                                                 $ 1,618,652
                                                                                                 -----------
                                Canada - 5.4%
    600,000     AA-/Aa3         Province of Ontario, 4.0%, 6/29/01                               $   414,251
  1,200,000     A+/A2           Quebec Province, 3.5%, 9/17/08                                       762,729
                                                                                                 -----------
                                                                                                 $ 1,176,980
                                                                                                 -----------
                                Denmark - 5.5%
    600,000     AA+/Aa1         Great Belt AS, 4.25%, 9/24/04                                    $   419,996
  1,340,000     AA+/Aa1         Kingdom of Denmark, 0.0%, 2/17/02                                    796,408
                                                                                                 -----------
                                                                                                 $ 1,216,404
                                                                                                 -----------
                                France - 4.4%
  1,300,000     NR/NR           Rhone-Alpes, 6.375%, 11/25/02                                    $   973,305
                                                                                                 -----------
                                Germany - 21.6%
  2,000,000     NR/Aa3          Bayerische Vereinsbank, 4.25%, 2/21/07                           $ 1,359,374
  1,400,000     NR/A1           BMW Finance NV, 5.0%, 4/21/13                                        975,137
  1,400,000     AAA/Aa1         Deutsche Finance BV, 3.5%, 2/19/03                                   950,406
  1,200,000     AAA/Aaa         Frankfurter Hypothekenbank Centralboden AG, 3.125%, 4/29/08          763,917
  1,000,000     NR/Aaa          Helaba Finance, 3.75%, 12/28/00                                      681,503
                                                                                                 -----------
                                                                                                 $ 4,730,337
                                                                                                 -----------
                                Ireland - 4.3%
  1,300,000     AA+/Aaa         Republic of Ireland, 6.5%, 1/15/01                               $   936,819
                                                                                                 -----------
                                Netherlands - 3.0%
  1,000,000     NR/Aa3          De Nationale Investeringsbank NV, 3.25%, 12/20/99                $   668,626
                                                                                                 -----------
                                New Zealand - 3.8%
  1,200,000     AA+/Aa1         Transpower Finance Ltd., 4.25%, 6/10/04                          $   835,436
                                                                                                 -----------
                                Norway - 4.4%
  1,400,000     AA+/Aa2         Statoil, 4.125%, 9/20/01                                         $   965,661
                                                                                                 -----------
                                Sweden - 0.3%
    100,000     NR/A1           City of Gothenberg, 6.375%, 12/10/99                             $    69,421
                                                                                                 -----------
                                Philippines - 3.9%
  1,250,000     AAA/Aaa         Asian Development Bank, 7.375%,11/27/00                          $   857,863
                                                                                                 -----------
                                United Kingdom - 1.5%
    500,000     AA/Aa2          Abbey National Treasury Services, 4.0%, 12/30/99                 $   338,275
                                                                                                 -----------
                                United States - 14.2%
    300,000     AAA/Aaa         General Electric Capital Corp., 3.5%, 5/29/00                    $   201,578
  1,400,000     AA-/Aa3         Merrill Lynch & Co., 3.0%, 4/08/02                                   940,699
  1,500,000     AA/Aa3          Morgan (J.P.) & Co., 2.0%, 12/27/01                                  974,212
  1,000,000                     U.S. Treasury Notes, 5.375%, 2/15/01                                 996,380
                                                                                                 -----------
                                                                                                 $ 3,112,869
                                                                                                 -----------
                                 TOTAL DEBT OBLIGATIONS (Cost $21,597,649)                       $19,543,341
                                                                                                 -----------


   The accompanying notes are an integral part of these financial statements.

Swiss Franc Bond Portfolio
Schedule of Investments - June 30, 1998 (unaudited)
--------------------------------------------------------------------------------


                 S&P/Moody's
  Principal        Ratings
    Amount       (Unaudited)                                                                              Value
--------------------------------------------------------------------------------------------------------------------
                                TEMPORARY CASH INVESTMENT - 10.9%
                                Repurchase Agreement - 10.9%
$2,400,000                      Chase Manhattan Bank, 5.50%, 07/01/98, repurchase price of
                                 $2,400,000 plus accrued interest on 7/01/98, collateralized by
                                 $2,406,000 U.S. Treasury Notes, 6.375%, 4/30/99                       $ 2,400,000
                                                                                                       -----------
                                 TOTAL TEMPORARY CASH INVESTMENT (Cost $2,400,000)                     $ 2,400,000
                                                                                                       -----------
                                 TOTAL INVESTMENT IN SECURITIES - 100% (Cost $23,997,649)(a)(b)        $21,943,341
                                                                                                       ===========
            NR Not rated.
            (a) At June 30, 1998, the net unrealized loss on investments based on cost for federal income tax purposes of $23,997,649 was as follows:
                Aggregate gross unrealized gain for all investments in which there is an excess of
                value over tax cost                                                                    $       443
                Aggregate gross unrealized loss for all investments in which there is an excess of
                tax cost over value                                                                     (2,054,751)
                                                                                                       -----------
                Net unrealized loss                                                                    $(2,054,308)
                                                                                                       ===========
            (b) At December 31, 1997, the Portfolio had a capital loss carryforward of $5,280, which will expire in 2005 if not utilized.
                Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 1998 were as follows:



                                                                                         Purchases        Sales
                                                                                         ----------     ----------
                Long-term U.S. Government                                                $  995,938     $       --
                Other Long-term Securities                                                2,621,507      3,748,327


   The accompanying notes are an integral part of these financial statements.

Swiss Franc Bond Portfolio
Balance Sheet
June 30, 1998 (unaudited)
--------------------------------------------------------------------------------

Assets:
 Investment in securities, at value (including temporary cash investment of
  $2,400,000) (cost $23,997,649)                                                  $21,943,341
 Cash                                                                                  45,545
 Foreign currencies, at value                                                          17,618
 Receivables--
  Fund shares sold                                                                    202,671
  Interest and foreign taxes withheld                                                 342,720
 Other                                                                                    329
                                                                                  -----------
   Total assets                                                                   $22,552,224
                                                                                  -----------

Liabilities:
 Payables--
  Forward foreign currency portfolio hedge contracts, open-net                    $   162,135
  Forward foreign currency portfolio hedge contracts, closed-net                       17,553
 Due to affiliates                                                                     16,681
 Accrued expenses                                                                      20,787
                                                                                  -----------
   Total liabilities                                                              $   217,156
                                                                                  -----------

Net Assets:
 Paid-in capital                                                                  $24,744,566
 Accumulated undistributed net investment income                                      164,273
 Accumulated net realized loss on investments and foreign currency
  transactions                                                                       (349,878)
 Net unrealized loss on investments                                                (2,054,308)
 Net unrealized loss on forward foreign currency contracts and other assets
  and liabilities denominated in foreign currencies                                  (169,585)
                                                                                  -----------
   Total net assets                                                               $22,335,068
                                                                                  ===========

Net Asset Value Per Share:
 (Unlimited number of shares authorized)
  Based on $22,335,068/1,853,426 shares                                           $     12.05
                                                                                  ===========

   The accompanying notes are an integral part of these financial statements.

Swiss Franc Bond Portfolio
Statement of Operations
For the Six Months Ended June 30, 1998 (unaudited)
--------------------------------------------------------------------------------


Investment Income:
 Interest (net of foreign taxes withheld of $371)                                            $ 478,760
                                                                                             ---------
Expenses:
 Management fees                                                               70,458
 Transfer agent fees                                                              494
 Accounting                                                                    24,011
 Custodian fees                                                                13,757
 Professional fees                                                              9,667
 Printing                                                                       1,934
 Fees and expenses of nonaffiliated trustees                                      237
 Miscellaneous                                                                  6,361
                                                                            ---------
   Total expenses                                                                            $ 126,919
   Less fees paid indirectly                                                                    (1,248)
                                                                                             ---------
   Net expenses                                                                              $ 125,671
                                                                                             ---------
    Net investment income                                                                    $ 353,089
                                                                                             ---------

Realized and Unrealized Loss on Investments and
 Foreign Currency Transactions:
 Net realized loss from:
  Investments                                                               $(320,544)
  Forward foreign currency contracts and other assets and liabilities
   denominated in foreign currencies                                          (12,760)       $(333,304)
                                                                            ---------        ---------
 Change in net unrealized gain or loss from:
  Investments                                                               $(485,283)
  Forward foreign currency contracts and other assets and liabilities
   denominated in foreign currencies                                         (175,915)       $(661,198)
                                                                            ---------        ---------
  Net loss on investments and foreign currency transactions                                  $(994,502)
                                                                                             ---------
  Net decrease in net assets reslting from operations                                        $(641,413)
                                                                                             =========


   The accompanying notes are an integral part of these financial statements.

Swiss Franc Bond Portfolio
Statements of Changes in Net Assets
For the Six Months Ended June 30, 1998 and the Year Ended December 31, 1997
--------------------------------------------------------------------------------


                                                                                     Six Months
                                                                                       Ended
                                                                                   June 30, 1998        Year Ended
                                                                                    (unaudited)      December 31, 1997
                                                                                   -------------     -----------------
From Operations:
 Net investment income                                                              $   353,089         $   568,206
 Net realized loss on investments and foreign
  currency transactions                                                                (333,304)           (640,426)
 Change in net unrealized gain or loss on
  investments and foreign currency transactions                                        (661,198)           (915,115)
                                                                                    -----------         -----------
   Net decrease in net assets resulting from
    operations                                                                      $  (641,413)        $  (987,335)
                                                                                    -----------         -----------
Distributions to Shareholders:
 Net investment income ($0.10 and $0.00 per
  share, respectively)                                                              $  (183,189)        $        --
                                                                                    -----------         -----------
    Total distributions to shareholders                                             $  (183,189)        $        --
                                                                                    -----------         -----------
From Fund Share Transactions:                     '98 Shares     '97 Shares
                                                  ----------     ----------
 Net proceeds from sale of shares                   420,539        979,273          $ 5,254,833         $12,351,838
 Reinvestment of dividends                           15,102             --              183,189                  --
 Cost of shares repurchased                        (349,684)      (186,177)          (4,366,275)         (2,355,859)
                                                   --------       --------          -----------         -----------
   Net increase in net assets resulting from fund
    share transactions                               85,957        793,096          $ 1,071,747         $ 9,995,979
                                                   ========       ========          -----------         -----------
   Net increase in net assets                                                       $   247,145         $ 9,008,644
Net Assets:
 Beginning of period                                                                 22,087,923          13,079,279
                                                                                    -----------         -----------
 End of period (including accumulated net
  investment income (loss) of $164,273 and
  ($5,627), respectively)                                                           $22,335,068         $22,087,923
                                                                                    ===========         ===========


   The accompanying notes are an integral part of these financial statements.

Swiss Franc Bond Portfolio
Financial Highlights
June 30, 1998
--------------------------------------------------------------------------------


                                          Six Months
                                            Ended
                                        June 30, 1998       Year Ended          Year Ended      November 1, 1995 to
                                         (unaudited)    December 31, 1997   December 31, 1996    December 31, 1995
                                        -------------   -----------------   -----------------   -------------------
Net asset value, beginning of peri od      $ 12.50           $ 13.42             $ 15.06              $ 15.00
                                           -------           -------             -------              -------
Increase (decrease) from investment
 operations:
 Net investment income                     $  0.19           $  0.30             $  0.14              $  0.04
 Net realized and unrealized gain
  (loss) on investments and foreign
  currency transactions                      (0.54)            (1.22)              (1.78)                0.02
                                           -------           -------             -------              -------
  Net increase (decrease) from
   investment operations                   $ (0.35)          $ (0.92)            $ (1.64)             $  0.06
Distributions to shareholders:
 Net investment income                       (0.10)               --                  --                   --
                                           -------           -------             -------              -------
  Net increase (decrease) in net
   asset value                             $ (0.45)          $ (0.92)            $ (1.64)             $  0.06
                                           -------           -------             -------              -------
Net asset value, end of period             $ 12.05            $ 12.50            $ 13.42              $ 15.06
                                           =======           =======             =======              =======
Total return*                                (2.80)%           (6.92)%            (10.88)%               0.40%
Ratio of net expenses to average net
 assets                                       1.17%**+          1.23%+              1.20%+               2.25%**+
Ratio of net investment income to
 average net assets                           3.25%**+          3.22%+              3.37%+               1.70%**+
Portfolio turnover rate                         37%**             17%                 39%                  --
Net assets, end of period
 (in thousands)                            $22,335           $22,088             $13,079              $   189
Ratios assuming no waiver of
 management fees and assumption
 of expenses by PMC and no
 reduction for fees paid indirectly:
 Net expenses                                 1.17%**           1.25%               2.58%               69.22%**
 Net investment income (loss)                 3.25%**           3.20%               1.99%              (65.27)%**
Ratios assuming waiver of
 management fees and assumption
 of expenses by PMC and reduction
 for fees paid indirectly:
 Net expenses                                 1.16%**           1.22%               1.15%                1.25%**
 Net investment income                        3.26%**           3.23%               3.42%                2.70%**



 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions and the complete redemption of the investment at net asset value at the end of each period.

** Annualized.
 + Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

America Income Portfolio
Schedule of Investments - June 30, 1998 (unaudited)
--------------------------------------------------------------------------------


  Principal
   Amount                                                                                                    Value
----------------------------------------------------------------------------------------------------------------------
               INVESTMENT IN SECURITIES - 96.9%
               U.S. Government and Agency Obligations - 96.9%
 $  250,000    Federal Farm Credit Bank, 7.15%, 8/7/01                                                   $   250,398
    350,000    Federal Farm Credit Bank, Medium Term Note, 6.24%, 12/13/02                                   352,996
    300,000    Federal Farm Credit Bank, Medium Term Note, 6.38%, 11/27/06                                   310,893
    350,000    Federal Farm Credit Bank, Medium Term Note, 6.78%, 12/12/07                                   353,262
    300,000    Federal Home Loan Bank, 6.455%, 2/22/02                                                       303,186
    350,000    Federal Home Loan Bank, 7.0%, 11/13/07                                                        356,412
    350,000    Federal Home Loan Bank, Medium Term Note, 6.59%, 11/5/03                                      363,216
    110,000    Federal Home Loan Mortgage Corp., 6.55%, 1/4/00                                               111,481
    300,000    Federal Home Loan Mortgage Corp., 7.125%, 11/18/02                                            316,254
    300,000    Federal Home Loan Mortgage Corp., 5.75%, 7/15/03                                              297,562
    600,000    Federal Home Loan Mortgage Corp., 6.54%, 11/6/07                                              607,974
    221,440    Federal Home Loan Mortgage Corp., 7.0%, 9/1/27                                                224,651
    430,142    Federal Home Loan Mortgage Corp., REMIC Series G031K, 6.5%, 10/25/14                          429,702
    239,654    Federal Home Loan Mortgage Corp., REMIC Series 1142H, 7.95%, 12/15/20                         242,165
    500,000    Federal Home Loan Mortgage Corp., REMIC Series 1541G, 6.75%, 11/15/21                         510,170
    250,000    Federal National Mortgage Association, 6.7%, 8/10/01                                          252,387
    225,000    Federal National Mortgage Association, 6.8%, 1/10/03                                          234,333
    100,000    Federal National Mortgage Association, 6.85%, 4/5/04                                          105,235
    500,000    Federal National Mortgage Association, Medium Term Note, 5.78%, 2/12/03                       497,025
    300,000    Federal National Mortgage Association, Medium Term Note, 6.05%, 4/14/03                       299,589
    300,000    Federal National Mortgage Association, Medium Term Note, 7.53%, 10/12/06                      305,754
    360,000    Federal National Mortgage Association, Medium Term Note, 6.82%, 12/13/06                      364,295
    300,000    Federal National Mortgage Association, Medium Term Note, 6.84%, 7/17/07                       308,238
    300,000    Federal National Mortgage Association, Medium Term Note, 6.44%, 8/14/07                       312,948
    350,000    Federal National Mortgage Association, Medium Term Note, 6.59%, 9/17/07                       368,659
    256,993    Government National Mortgage Association, 8.0%, 2/15/08                                       268,509
    208,427    Government National Mortgage Association, 7.5%, 10/15/22 to 6/15/23                           214,828
  2,552,216    Government National Mortgage Association, 7.0%, 12/15/25 to 4/15/28                         2,591,628
    300,000    Government National Mortgage Association, 6.5%, 6/15/28                                       298,977
     62,198    Government National Mortgage Association II, 8.0%, 8/20/25                                     64,064
    219,721    Government National Mortgage Association II, 7.5%, 8/20/27                                    224,529
    200,000    Private Export Funding, 7.3%, 1/31/02                                                         262,850
    200,000    Private Export Funding, 6.24%, 5/15/02                                                        203,804
    500,000    Private Export Funding, 6.9%, 1/31/03                                                         522,045
    200,000    Student Loan Marketing Association, 7.5%, 3/08/00                                             205,896
    250,000    Tennessee Valley Authority, 6.375%, 6/15/05                                                   258,550
    300,000    Tennessee Valley Authority, 6.75%, 6/1/28                                                     302,250
    600,000    U.S. Treasury Bonds, 7.25%, 5/15/16                                                           703,026
  1,000,000    U.S. Treasury Bonds, 6.25%, 8/15/23                                                         1,070,560
  1,100,000    U.S. Treasury Notes, 6.5%, 8/31/01                                                          1,129,227
    200,000    U.S. Treasury Notes, 7.875%, 11/15/04                                                         224,630
  1,100,000    U.S. Treasury Notes, 7.0%, 7/15/06                                                          1,201,431
    800,000    U.S. Treasury Notes, 6.625%, 5/15/07                                                          859,552
                                                                                                         -----------
                TOTAL INVESTMENT IN SECURITIES (Cost $18,445,332)                                        $18,685,141
                                                                                                         -----------
               TEMPORARY CASH INVESTMENT - 3.1%
               Repurchase Agreement - 3.1%
    600,000    Chase Manhattan Bank, 5.5%, 7/1/98, repurchase price of $600,000 plus accrued
                interest on 7/1/98, collateralized by $601,000 U.S. Treasury Notes, 6.375%, 4/30/99      $   600,000
                                                                                                         -----------
                TOTAL TEMPORARY CASH INVESTMENT (Cost $600,000)                                          $   600,000
                                                                                                         -----------
                TOTAL INVESTMENT IN SECURITIES AND TEMPORARY CASH
                 INVESTMENT - 100% (Cost $19,045,332) (a) (b)                                            $19,285,141
                                                                                                         ===========


            (a) At June 30, 1998, the net unrealized gain on investments based on cost for federal income tax purposes of $19,045,332 was a follows:


                Aggregate gross unrealized gain for all investments in which there is an excess
                of tax cost over value                                                                      $266,560
                Aggregate gross unrealized loss for all investments in which there is an excess
                of tax cost under value                                                                      (26,751)
                                                                                                            --------
                Net unrealized gain                                                                         $239,809
                                                                                                            ========


   The accompanying notes are an integral part of these financial statements.

America Income Portfolio
Schedule of Investments - June 30, 1998 (unaudited)
--------------------------------------------------------------------------------

       (b) At December 31, 1997, the Portfolio had a capital loss carryforward of $67,031 which will expire in 2004 if not utilized.

           Note: The Portfolio's investments in mortgage-backed securities of the Government National Mortgage Association (GNMA) are interests in separate pools of mortgages. All separate investments in this issuer which have the same coupon rate have been aggregated for the purpose of presentation in the schedule of investments.

           Purchases and sales of securities (excluding temporary cash investments) for the six months ended December 31, 1997 were $8,690,106 and $3,983,714, respectively.

   The accompanying notes are an integral part of these financial statements.

America Income Portfolio
Balance Sheet
June 30, 1998 (unaudited)
--------------------------------------------------------------------------------


Assets:
 Investment in securities, at value (including temporary cash
  investment of $600,000) (cost $19,045,332)                      $19,285,141
 Cash                                                                  81,263
 Interest receivable                                                  256,433
 Other                                                                    218
                                                                  -----------
   Total assets                                                   $19,623,055
                                                                  -----------

Liabilities:
 Payable for fund shares repurchased                              $    18,265
 Due to affiliates                                                     12,764
 Accrued expenses                                                      14,663
                                                                  -----------
   Total liabilities                                              $    45,692
                                                                  -----------

Net Assets:
 Paid-in capital                                                  $19,340,915
 Accumulated net realized loss on investments                          (3,361)
 Net unrealized gain on investments                                   239,809
                                                                  -----------
   Total net assets                                               $19,577,363
                                                                  ===========

Net Asset Value Per Share:
 (Unlimited number of shares authorized)
  Based on $19,577,363/1,939,937 shares                           $     10.09
                                                                  ===========


   The accompanying notes are an integral part of these financial statements.

America Income Portfolio
Statement of Operations
For the Six Months Ended June 30, 1998 (unaudited)
--------------------------------------------------------------------------------


Investment Income:
 Interest                                                                             $599,413
                                                                                      --------

Expenses:
 Management fees                                                         $50,772
 Transfer agent fees                                                       1,024
 Accounting                                                               21,070
 Custodian fees                                                            8,942
 Professional fees                                                         5,864
 Printing                                                                  2,340
 Fees and expenses of nonaffiliated trustees                                 427
 Miscellaneous                                                             7,530
                                                                         -------
   Total expenses                                                                     $ 97,969
   Less management fees waived by Pioneering Management Corporation                        (57)
   Less fees paid indirectly                                                            (1,652)
                                                                                      --------
   Net expenses                                                                       $ 96,260
                                                                                      --------
    Net investment income                                                             $503,153
                                                                                      --------

Realized and Unrealized Gain on Investments:
 Net realized gain on investments                                                     $ 63,670
 Change in net unrealized gain on investments                                           14,922
                                                                                      --------
  Net gain on investments                                                             $ 78,592
                                                                                      --------
  Net increase in net assets resulting from operations                                $581,745
                                                                                      ========


   The accompanying notes are an integral part of these financial statements.

America Income Portfolio
Statements of Changes in Net Assets
For the Six Months Ended June 30, 1998 and the Year Ended December 31, 1997
--------------------------------------------------------------------------------


                                                                                       Six Months
                                                                                         Ended
                                                                                     June 30, 1998        Year Ended
                                                                                      (unaudited)      December 31, 1997
                                                                                     -------------     -----------------
From Operations:
 Net investment income                                                                $   503,153         $   499,639
 Net realized gain on investments                                                          63,670               5,727
 Change in net unrealized gain on investments                                              14,922             283,024
                                                                                      -----------         -----------
   Net increase in net assets resulting from
    operations                                                                        $   581,745         $   788,390
                                                                                      -----------         -----------

Distributions to Shareholders:
 Net investment income ($0.27 and $0.54 per
  share, respectively)                                                                $  (503,153)        $  (499,639)
                                                                                      -----------         -----------
    Total distributions to shareholders                                               $  (503,153)        $  (499,639)
                                                                                      -----------         -----------
From Fund Share Transactions:                        '98 Shares     '97 Shares
                                                     ----------     ----------
 Net proceeds from sale of shares                    1,025,987        943,506         $10,323,891         $ 9,298,835
 Reinvestment of distributions                          50,021         50,797             503,153             499,639
 Cost of shares repurchased                           (582,664)      (250,594)         (5,847,160)         (2,440,624)
                                                     ---------       --------         -----------         -----------
   Net increase in net assets resulting from fund
    share transactions                                 493,344        743,709         $ 4,979,884         $ 7,357,850
                                                     =========       ========         -----------         -----------
   Net increase in net assets                                                         $ 5,058,476         $ 7,646,601
Net Assets:
 Beginning of period                                                                   14,518,887           6,872,286
                                                                                      -----------         -----------
 End of period (including accumulated undistributed
  net investment income of $0 and $0,
  respectively)                                                                       $19,577,363         $14,518,887
                                                                                      ===========         ===========


   The accompanying notes are an integral part of these financial statements.

America Income Portfolio
Financial Highlights
June 30, 1998
--------------------------------------------------------------------------------


                                          Six Months
                                            Ended
                                        June 30, 1998       Year Ended          Year Ended      March 1, 1995 to
                                         (unaudited)    December 31, 1997   December 31, 1996   December 31, 1995
                                        -------------   -----------------   -----------------   -----------------
Net asset value, beginning of period       $ 10.04           $  9.78              $10.18             $10.00
                                           -------           -------              ------             -----
Increase (decrease) from investment
 operations:
 Net investment income                     $  0.27           $  0.54              $ 0.52             $ 0.38
 Net realized and unrealized gain
  (loss) on investments                       0.05              0.26               (0.40)             0.18
                                           -------           -------              ------             ------
  Net increase from investment
   operations                              $  0.32           $  0.80              $ 0.12             $ 0.56
Distributions to shareholders:
 Net investment income                       (0.27)            (0.54)              (0.52)             (0.38)
                                           -------           -------              ------             ------
  Net increase (decrease) in net
   asset value                             $  0.05           $  0.26              $(0.40)            $ 0.18
                                           -------           -------              ------             ------
Net asset value, end of period             $ 10.09           $ 10.04              $ 9.78             $10.18
                                           =======           =======              ======             ======
Total return*                                 3.23%             8.44%               1.30%              5.68%
Ratio of net expenses to average net
 assets                                       1.06%**+          1.26%+              1.31%+             1.12%**+
Ratio of net investment income to
 average net assets                           5.43%**+          5.46%+              5.25%+             5.22%**+
Portfolio turnover rate                         47%**             11%                 60%                96%**
Net assets, end of period
 (in thousands)                            $19,577           $14,519              $6,872             $3,514
Ratio assuming no waiver of
 management fees and assumption
 of expenses by PMC and no
 reduction for fees paid indirectly:
 Net expenses                                 1.06%**           1.43%               2.24%             11.86%**
 Net investment income (loss)                 5.43%**           5.29%               4.32%             (5.52)%**
Ratio assuming waiver of
 management fees and assumption
 of expenses by PMC and reduction
 for fees paid indirectly:
 Net expenses                                 1.04%**           1.23%               1.25%              0.99%**
 Net investment income                        5.45%**           5.49%               5.31%              5.34%**


 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions and the complete redemption of the investment at net asset value at the end of each period.
** Annualized.
+  Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Money Market Portfolio
Schedule of Investments - June 30, 1998 (unaudited)
--------------------------------------------------------------------------------


  Principal
   Amount                                                                             Value
-----------------------------------------------------------------------------------------------
               COMMERCIAL PAPER - 74.8%
 $  500,000    Abbott Laboratories, 5.5%, 7/1/98                                  $   500,000
    800,000    American Express Credit Corp., 5.51%, 7/8/98                           799,143
    640,000    Amoco Co., 5.44%, 7/13/98                                              638,839
    727,000    Associates Corp., 5.51%, 7/7/98                                        726,332
    525,000    AVCO Financial Services Inc., 5.45%, 7/22/98                           523,331
    591,000    BancOne Corp., 5.48%, 8/13/98                                          587,132
    895,000    Bell Atlantic Financial Services Inc., 5.52%, 8/4/98                   890,334
    664,000    BellSouth Capital Funding Corp., 5.48%, 8/12/98                        659,755
    500,000    Chevron Oil Corp., 5.5%, 7/23/98                                       498,319
    695,000    The Coca-Cola Co., 5.45%, 8/19/98                                      689,845
    649,000    Deere (John) Credit Corp., 5.5%, 9/2/98                                642,753
    625,000    Ford Motor Credit Corp., 5.51%, 7/20/98                                623,182
    720,000    Gannett Co., 5.45%, 7/13/98                                            718,692
    555,000    General Electric Capital Corp., 5.51%, 8/4/98                          552,112
    710,000    General Motors Acceptance Corp., 5.55%, 7/24/98                        707,483
    576,000    Heinz (H.J.) Co., 5.49%, 7/2/98                                        575,912
    630,000    IBM Credit Corp., 5.5%, 7/23/98                                        627,883
    725,000    Penney (J.C.) Funding Corp., 5.49%, 8/14/98                            720,135
    975,000    Norwest Financial Inc., 6.03%, 7/2/98                                  974,837
    800,000    Pitney Bowes Credit Corp., 5.52%, 7/20/98                              797,669
    480,000    Proctor & Gamble Co., 5.45%, 8/21/98                                   476,294
    753,000    Prudential Funding Corp., 5.59%, 7/9/98                                752,065
    680,000    Texaco Inc., 5.83%, 7/28/98                                            677,195
    700,000    Toys "R" Us Inc., 5.48%, 7/6/98                                        699,467
    885,000    TransAmerica Finance Corp., 5.53%, 8/10/98                             879,698
                                                                                  -----------
                TOTAL COMMERCIAL PAPER                                            $16,938,407
                                                                                  -----------
               U.S. GOVERNMENT AGENCY OBLIGATIONS - 8.9%
    500,000    Federal Farm Credit Bank, 5.46%, 7/1/98                            $   500,000
    500,000    Federal Farm Credit Bank, 5.5%, 9/1/98                                 500,000
    500,000    Federal Farm Credit Bank, 5.51%, 8/3/98                                500,000
    500,000    Federal Farm Credit Bank, 5.55%, 10/1/98                               500,000
                                                                                  -----------
                TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS                          $ 2,000,000
                                                                                  -----------
               REPURCHASE AGREEMENT - 16.3%
  3,700,000    Chase Manhattan Bank, 7/1/98, 5.5%, repurchase price of
                $3,700,000 plus accrued interest on 7/1/98, collateralized by
                $3,709,000 U.S. Treasury Notes, 6.375%, 4/30/99                   $ 3,700,000
                                                                                  -----------
                TOTAL REPURCHASE AGREEMENT                                        $ 3,700,000
                                                                                  -----------
                TOTAL INVESTMENT IN SECURITIES - 100.0%                           $22,638,407
                                                                                  ===========


   The accompanying notes are an integral part of these financial statements.

Money Market Portfolio
Balance Sheet
June 30, 1998 (unaudited)
--------------------------------------------------------------------------------


Assets:
 Investment in securities, at value based on amortized cost        $22,638,407
 Cash                                                                   79,437
 Interest receivable                                                    14,236
 Other                                                                   1,096
                                                                   -----------
   Total assets                                                    $22,733,176
                                                                   -----------

Liabilities:
 Payables--
  Investment securities purchased                                  $   500,000
  Fund shares repurchased                                               55,261
 Due to affiliates                                                      12,414
 Accrued expenses                                                       17,412
                                                                   -----------
   Total liabilities                                               $   585,087
                                                                   -----------

Net Assets:
 Fund shares                                                       $22,148,089
                                                                   -----------
   Total net assets                                                $22,148,089
                                                                   ===========

Net Asset Value Per Share:
 (Unlimited number of shares authorized)
  Based on $22,148,089/22,148,089 shares                           $      1.00
                                                                   ===========


   The accompanying notes are an integral part of these financial statements.

Money Market Portfolio
Statement of Operations
For the Six Months Ended June 30, 1998 (unaudited)
--------------------------------------------------------------------------------

Investment Income:
 Interest                                                                             $435,199
                                                                                      --------
Expenses:
 Management fees                                                         $38,750
 Transfer agent fees                                                         745
 Accounting                                                               17,865
 Custodian fees                                                           11,160
 Professional fees                                                         6,679
 Printing                                                                  3,114
 Fees and expenses of nonaffiliated trustees                                 339
 Miscellaneous                                                             5,421
                                                                         -------
   Total expenses                                                                     $ 84,073
   Less management fees waived by Pioneering Management Corporation                     (8,905)
   Less fees paid indirectly                                                              (480)
                                                                                      --------
   Net expenses                                                                       $ 74,688
                                                                                      --------
    Net investment income                                                             $360,511
                                                                                      --------
    Net increase in net assets resulting from operations                              $360,511
                                                                                      ========

   The accompanying notes are an integral part of these financial statements.

Money Market Portfolio
Statements of Changes in Net Assets
For the Six Months Ended June 30, 1998 and the Year Ended December 31, 1997
--------------------------------------------------------------------------------


                                                              Six Months
                                                                Ended
                                                            June 30, 1998        Year Ended
                                                             (unaudited)      December 31, 1997
                                                            -------------     -----------------
From Operations:
 Net investment income                                       $    360,511       $    569,693
                                                             ------------       ------------
  Net increase in net assets resulting from operations       $    360,511       $    569,693
                                                             ------------       ------------

Distributions to Shareholders:
 Net investment income ($0.02 and $0.05 per share,
  respectively)                                              $   (360,511)      $   (569,693)
                                                             ------------       ------------
From Fund Share Transactions (at $1.00 per share):
 Net proceeds from sale of shares                            $ 22,680,922       $ 39,298,007
 Reinvestment of distributions                                    360,511            569,693
 Cost of shares repurchased                                   (14,632,682)       (37,872,664)
                                                             ------------       ------------
  Net increase in net assets resulting from fund share
   transactions                                              $  8,408,751       $  1,995,036
                                                             ------------       ------------
  Net increase in net assets                                 $  8,408,751       $  1,995,036

Net Assets:
 Beginning of period                                           13,739,338         11,744,302
                                                             ------------       ------------
 End of period                                               $ 22,148,089       $ 13,739,338
                                                             ============       ============


   The accompanying notes are an integral part of these financial statements.

Money Market Portfolio
Financial Highlights
June 30, 1998
--------------------------------------------------------------------------------


                                          Six Months
                                            Ended
                                        June 30, 1998       Year Ended          Year Ended      March 1, 1995 to
                                         (unaudited)    December 31, 1997   December 31, 1996   December 31, 1995
                                        -------------   -----------------   -----------------   -----------------
Net asset value, beginning of period       $  1.00           $  1.00             $  1.00             $ 1.00
                                           -------           -------             -------             ------
Increase from investment operations:
 Net investment income                     $  0.02           $  0.05             $  0.04             $ 0.04
                                           -------           -------             -------             ------
Distributions to shareholders:
 Net investment income                       (0.02)            (0.05)              (0.04)             (0.04)
                                           -------           -------             -------             ------
Net asset value, end of period             $  1.00           $  1.00             $  1.00             $ 1.00
                                           =======           =======             =======             ======
Total return*                                 2.30%             4.64%               4.51%              4.35%
Ratio of net expenses to average net
 assets                                       0.96%**+          1.00%+              0.97%+             0.81%**+
Ratio of net investment income to
 average net assets                           4.62%**+          4.55%+              4.43%+             5.00%**+
Net assets, end of period
 (in thousands)                            $22,148           $13,739             $11,744             $3,416
Ratios assuming no waiver of fees
 and assumption of expenses by
 PMC and no reduction for fees paid
 indirectly:
 Net expenses                                 1.08%**           1.17%               1.29%              8.34%**
 Net investment income (loss)                 4.50%**           4.38%               4.11%             (2.53)%**
Ratios assuming waiver of fees and
 assumption of expenses by PMC
 and reduction for fees paid
 indirectly:
 Net expenses                                 0.96%**           0.99%               0.96%              0.74%**
 Net investment income                        4.62%**           4.56%               4.44%              5.07%**



 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions and the complete redemption of the investment at net asset value at the end of each period.
** Annualized.
 + Ratios assuming no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements - June 30, 1998 (unaudited)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies - Pioneer Variable Contracts Trust (the Trust) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust consists of ten separate portfolios (collectively, the Portfolios): International Growth Portfolio, Capital Growth Portfolio, Growth Shares Portfolio, Real Estate Growth Portfolio, Growth and Income Portfolio, Equity-Income Portfolio, Balanced Portfolio, Swiss Franc Bond Portfolio, America Income Portfolio, and Money Market Portfolio. Shares of each Portfolio may be only purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts.


     Each Portfolio has its own distinct investment objective. International Growth Portfolio seeks long-term capital growth. Capital Growth Portfolio seeks capital growth. Growth Shares Portfolio seeks appreciation of capital. Real Estate Growth Portfolio pursues long-term capital growth, with income as a secondary objective. Growth and Income Portfolio seeks reasonable income and growth of capital. Equity-Income Portfolio seeks current income and long-term capital growth. Balanced Portfolio's investment objectives are capital growth and current income. Swiss Franc Bond Portfolio invests to approximate the performance of the Swiss franc relative to the U.S. dollar while earning reasonable income. America Income Portfolio seeks as high a level of current income as is consistent with preservation of capital. Money Market Portfolio invests for current income consistent with preserving capital and providing liquidity.


     The Trust's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation - Security transactions are recorded on trade date. Each day, equity securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The value of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times.

     Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings, and valuations may be supplemented by dealers and other sources, as required. Market discount and premium are accreted and amortized daily on a straight-line basis.


     Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

     Because the Real Estate Growth Portfolio may invest a substantial portion of its assets in real estate investment trusts (REITs), the Portfolio may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940.


     The International Growth Portfolio's investments in emerging markets or countries with limited or developing markets may subject the Portfolio to a greater degree of risk than in a developed market. Risks associated with these developing markets include political, social or economic factors and may affect the price of the Portfolio's investments and income generated by these investments, as well as the Portfolio's ability to repatriate such amounts. In addition, delays are common in registering transfers of securities in certain foreign countries, such as India, and the Portfolio may be unable to sell portfolio securities until the registration process is completed.


     Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Trust's practice to first select for sale those securities that have the highest cost

Notes to Financial Statements - June 30, 1998 (unaudited)
--------------------------------------------------------------------------------


and also qualify for long-term capital gain or loss treatment for tax purposes. In addition, net realized gains on securities in certain countries give rise to capital gains taxes. It is the Trust's policy to provide a reserve against net unrealized gains for capital gains taxes on certain foreign securities held by the Trust. During the six months ended June 30, 1998, no capital gains taxes realized on the sale of certain foreign securities were paid.


B. Foreign Currency Translation - The books and records of the Portfolios are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts - Certain Portfolios are authorized to enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolios' financial statements. The Portfolios record realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

D. Taxes - It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. In addition to the requirements of the Internal Revenue Code, the Trust may also be required to pay local taxes on net realized capital gains in certain countries. The required capital gains taxes, if any, are determined in accordance with local tax laws. In determining daily net asset value, the Trust estimates the reserve for capital gains taxes, if any, associated with net unrealized gains on certain portfolio securities. The estimated reserve for capital gains taxes, if any, is based on the holding periods of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. During the six months ended June 30, 1998, none of the Portfolios paid capital gains taxes on the sale of certain foreign securities.


     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     A portion of the dividend income recorded by the Real Estate Growth Portfolio is from distributions by publicly traded REITs, and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Portfolio as a reduction to the cost basis of the securities held.

E. Fund Shares - The Portfolios record sales and repurchases of their fund shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and an indirect subsidiary of The Pioneer Group, Inc. (PGI). The America Income Portfolio and Money Market Portfolio declare as daily dividends substantially all of their respective net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Dividends and distributions to shareholders are recorded as of the ex-dividend date.

F. Repurchase Agreements - With respect to repurchase agreements entered into by the Portfolios, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian, or subcustodians. The Trust's investment adviser, Pioneering Management Corporation (PMC), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

Notes to Financial Statements - June 30, 1998 (unaudited)
--------------------------------------------------------------------------------


2. Management Agreement - PMC manages the Portfolios and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the following annual rates:


                                    Management Fee as a Percentage
                                     of each Portfolio's Average
Portfolio                                  Daily Net Assets
--------------------------------------------------------------------------------
International Growth Portfolio                   1.00%
Capital Growth Portfolio                         0.65%
Growth Shares Portfolio                          0.65%
Real Estate Growth Portfolio                     1.00%
Growth and Income Portfolio                      0.65%
Equity-Income Portfolio                          0.65%
Balanced Portfolio                               0.65%
Swiss Franc Bond Portfolio                       0.65%
America Income Portfolio                         0.55%
Money Market Portfolio                           0.50%

     PMC has agreed not to impose a portion of its management fees and to assume other operating expenses for certain Portfolios to the extent necessary to limit expenses of each Portfolio to the following percentage of its average daily net assets:

                                        Expense Limitation as a
                                     Percentage of each Portfolio's
Portfolio                               Average Daily Net Assets
--------------------------------------------------------------------------------
International Growth Portfolio                    1.50%
Growth Shares Portfolio                           1.25%
Real Estate Growth Portfolio                      1.25%
Growth and Income Portfolio                       1.25%
Swiss Franc Bond Portfolio                        1.25%
America Income Portfolio                          1.25%
Money Market Portfolio                            1.00%

     In addition, under the management agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolios. At June 30, 1998, the following amounts were payable to PMC related to management fees and certain other services:


Portfolio                            Amount
--------------------------------------------------------------------------------
International Growth Portfolio                 $57,611
Capital Growth Portfolio                        75,070
Growth Shares Portfolio                         24,359
Real Estate Growth Portfolio                    40,382
Growth and Income Portfolio                     21,779
Equity-Income Portfolio                         98,099
Balanced Portfolio                              16,214
Swiss Franc Bond Portfolio                      16,601
America Income Portfolio                        12,272
Money Market Portfolio                          12,140

Notes to Financial Statements - June 30, 1998 (unaudited)
--------------------------------------------------------------------------------


3. Transfer Agent - Pioneering Services Corporation (PSC), a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Trust at negotiated rates. At June 30, 1998 the following transfer agent fees payable to PSC were included in due to affiliates:



Portfolio                                                                      Amount
----------------------------------------------------------------------------------------
International Growth Portfolio                                                  $107
Capital Growth Portfolio                                                         207
Growth Shares Portfolio                                                          598
Real Estate Growth Portfolio                                                      87
Growth and Income Portfolio                                                      293
Equity-Income Portfolio                                                           97
Balanced Portfolio                                                                83
Swiss Franc Bond Portfolio                                                        80
America Income Portfolio                                                         492
Money Market Portfolio                                                           274


4. Expense Reductions - The Trust has entered into certain expense offset arrangements resulting in a reduction in the Portfolios' total expenses. For the six months ended June 30, 1998, the Portfolios' expenses were reduced under such arrangements as follows:


Portfolio                                                                      Amount
----------------------------------------------------------------------------------------
International Growth Portfolio                                                $  639
Capital Growth Portfolio                                                         801
Growth Shares Portfolio                                                        1,471
Real Estate Growth Portfolio                                                     509
Growth and Income Portfolio                                                    1,444
Equity-Income Portfolio                                                          292
Balanced Portfolio                                                               826
Swiss Franc Bond Portfolio                                                     1,248
America Income Portfolio                                                       1,652
Money Market Portfolio                                                           480



5. Forward Foreign Currency Contracts - At June 30, 1998, certain Portfolios had entered into various contracts that obligate the Portfolios to deliver currencies at specified future dates. At the maturity of a contract, the Portfolios must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Portfolio may close out such contracts by entering into an offsetting hedge contract. As of June 30, 1998, the Swiss Franc Bond Portfolio's open portfolio hedges were as follows:



                                  In                                             Net
               Contracts       Exchange      Settlement                      Unrealized
Currency      to Receive         For            Date           Value            Loss
-----------------------------------------------------------------------------------------
CHF          5,125,000      $3,564,100        8/17/98      $3,401,965      $(162,135)



     Included in the Swiss Franc Bond Portfolio's accumulated net realized loss on forward currency contracts and other assets and liabilities denominated in foreign currencies is $17,553, which represents the realized loss on closed but unsettled portfolio hedges totaling $1,000,000.


     The International Growth Portfolio's gross forward foreign currency settlement contracts receivable and payable were $348,961 and $350,427, respectively, resulting in a net payable of $1,466.

[Pioneer logo]

PIONEER VISION(SM)
PIONEER VISION 2(SM)
VARIABLE ANNUITY

Pioneer Variable Contracts Trust

Officers
John F. Cogan, Jr., Chairman and President
David D. Tripple, Executive Vice President
Stephen G. Kasnet, Vice President
William H. Keough, Treasurer
Joseph P. Barri, Secretary

Trustees
John F. Cogan, Jr.
Richard H. Egdahl, M.D.
Marguerite A. Piret
David D. Tripple
Stephen K. West

Investment Adviser
Pioneering Management Corporation

Custodian
Brown Brothers Harriman & Co.

Legal Counsel
Hale and Dorr LLP

Issuer
Allmerica Financial Life Insurance and Annuity Company, Contract Form A3025-96 In New York and Hawaii, issued by First Allmerica Financial Life Insurance Company,
Contract Form A3025-96 GRC

General Distributor
Allmerica Investments, Inc.
440 Lincoln Street
Worcester, MA 01653

This report must be preceded or accompanied by a prospectus for Pioneer Vision and/or Pioneer Vision 2 Variable Annuity, which includes more information about charges and expenses. Please read the prospectus carefully before you invest or send money.





                                                                       0898-5440
                                             (C) Pioneer Funds Distributor, Inc.